UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05447

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	06-30

Date of reporting period:	06-30-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

June 30, 2020

Disciplined Growth Fund
Investor Class (ADSIX)
I Class (ADCIX)
Y Class (ADCYX)
A Class (ADCVX)
C Class (ADCCX)
R Class (ADRRX)
R5 Class (ADGGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
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Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ADSIX	22.13%	12.84%	15.64%	—	9/30/05
Russell 1000 Growth Index	—	23.28%	15.87%	17.22%	—	—
I Class	ADCIX	22.38%	13.06%	15.87%	—	9/30/05
Y Class	ADCYX	22.42%	—	—	15.81%	4/10/17
A Class	ADCVX					9/30/05
No sales charge		21.84%	12.56%	15.36%	—
With sales charge		14.85%	11.24%	14.68%	—
C Class	ADCCX	20.94%	11.72%	14.49%	—	9/28/07
R Class	ADRRX	21.56%	12.28%	15.06%	—	9/30/05
R5 Class	ADGGX	22.37%	—	—	15.76%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $42,802

Russell 1000 Growth Index — $49,029

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class
1.02%	0.82%	0.77%	1.27%	2.02%	1.52%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Disciplined Growth returned 22.13%* for the fiscal year ended June 30, 2020, compared with the 23.28% return of its benchmark, the Russell 1000 Growth Index.

Disciplined Growth advanced during the fiscal year, but underperformed its benchmark, the Russell 1000 Growth Index. Stock selection in the information technology and consumer discretionary sectors detracted, while positioning in consumer staples and health care benefited relative performance.

Positioning Across Several Sectors Detracted From Relative Returns

Security selections in the information technology sector were the largest drivers of relative underperformance. Stock choices in the semiconductors and semiconductor equipment industry were the main headwind. An underweight to chipmaker NVIDIA was among the leading individual detractors from relative performance. Demand for NVIDIA’s gaming chips was high throughout the period but spiked starting in March, when widespread pandemic lockdown measures caused game manufacturers to purchase large amounts of the chips out of fear that production would stop. Elsewhere in the sector, positions in communications equipment company Motorola Solutions and software company Cornerstone OnDemand also weighed on returns. We have since exited our position in Cornerstone.

Stock selection within consumer discretionary also detracted from relative returns. A lack of exposure to automobile manufacturer Tesla was a leading detractor from performance compared with the benchmark for the period. The stock began a significant upward trend in March after the company’s automobile deliveries for the quarter shattered analysts’ expectations. The manufacturer also rolled out a new model in early 2020 and reduced pricing on older models. Both developments are expected to bolster demand. Within textiles, apparel and luxury goods, a position in Deckers Outdoor provided a headwind to results, as did stakes in specialty retailers Ross Stores and AutoZone. Specialty retailers, especially those that rely heavily on foot traffic for sales, experienced sales setbacks during the COVID-19 lockdown. We have since closed our position in AutoZone.

Security choices within the materials sector also detracted. Factory closures due to the pandemic constrained some companies’ abilities to produce their products. Within containers and packaging, Ball Corp. weighed on results, as did construction materials company Eagle Materials. We have since closed these positions.

Positioning within Consumer Staples and Health Care was Additive

Within the consumer staples sector, positioning in the beverages industry was the leading driver, as an underweight to The Coca-Cola Co. was among the top individual contributors for the period. It was beneficial to be underrepresented in the stock of the soft drink company as widespread lockdown measures hurt key markets, such as sporting events and restaurants. Conversely, adult beverage manufacturer The Boston Beer Co. enjoyed increased demand for its products during the lockdown, boosting its stock price. Its seltzer product, Truly, enjoyed strong demand throughout the reporting period. We have since sold out of both Coca-Cola and Boston Beer. Within the sector, it was also beneficial to have no exposure to tobacco companies and an underweight allocation in food and staples retailing companies.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
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Within the health care sector, security selections within the health care equipment and supplies industry bolstered relative returns. Masimo and DexCom were among the leading individual contributors to performance during the 12 months. Overweights to these patient-monitoring device manufacturers were beneficial during the period. The COVID-19 outbreak increased demand for remote patient-monitoring devices, which Masimo makes, and patient self-monitoring devices for chronic diseases, such as diabetes, which are provided by DexCom. Within the biotechnology industry, an overweight in Vertex Pharmaceuticals was also among the leading contributors to overall performance.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, financials was the most overweight sector. We increased our relative overweight position during the year in order to take advantage of opportunities our models identified in the capital markets industry. Communication services is also among our largest active weights as of period-end. Based on our factor model, we believe there are significant opportunities in the entertainment industry. Conversely, we are underweight the consumer staples and real estate sectors. Beverages and food and staples companies show a lack of opportunity and are comparatively unattractive in terms of our model metrics. In the real estate sector, our underweight is driven by a lack of exposure to equity real estate investment trusts (REITs).
6

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	9.2%
Apple, Inc.	8.5%
Amazon.com, Inc.	7.4%
Alphabet, Inc., Class A	4.3%
Facebook, Inc., Class A	4.1%
Mastercard, Inc., Class A	1.8%
Vertex Pharmaceuticals, Inc.	1.7%
S&P Global, Inc.	1.7%
Merck & Co., Inc.	1.6%
Broadcom, Inc.	1.6%

Top Five Industries	% of net assets
Software	18.7%
Technology Hardware, Storage and Peripherals	9.0%
Interactive Media and Services	8.4%
Internet and Direct Marketing Retail	7.9%
IT Services	6.2%

Types of Investments in Portfolio	% of net assets
Common Stocks	95.2%
Temporary Cash Investments	4.7%
Other Assets and Liabilities	0.1%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,119.80	$5.32	1.01%
I Class	$1,000	$1,121.10	$4.27	0.81%
Y Class	$1,000	$1,120.90	$4.01	0.76%
A Class	$1,000	$1,118.10	$6.64	1.26%
C Class	$1,000	$1,114.50	$10.57	2.01%
R Class	$1,000	$1,116.80	$7.95	1.51%
R5 Class	$1,000	$1,120.50	$4.27	0.81%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.07	1.01%
I Class	$1,000	$1,020.84	$4.07	0.81%
Y Class	$1,000	$1,021.08	$3.82	0.76%
A Class	$1,000	$1,018.60	$6.32	1.26%
C Class	$1,000	$1,014.87	$10.07	2.01%
R Class	$1,000	$1,017.36	$7.57	1.51%
R5 Class	$1,000	$1,020.84	$4.07	0.81%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 95.2%
Aerospace and Defense — 0.8%
Axon Enterprise, Inc.(1)	13,782	$1,352,428
Lockheed Martin Corp.	4,929	1,798,691
Mercury Systems, Inc.(1)	6,952	546,844
		3,697,963
Auto Components — 0.1%
Aptiv plc	5,355	417,262
Beverages — 0.1%
Monster Beverage Corp.(1)	7,148	495,499
Biotechnology — 3.3%
AbbVie, Inc.	30,963	3,039,947
Biogen, Inc.(1)	150	40,133
Exelixis, Inc.(1)	87,099	2,067,730
Incyte Corp.(1)	5,108	531,079
Neurocrine Biosciences, Inc.(1)	11,633	1,419,226
Vertex Pharmaceuticals, Inc.(1)	25,707	7,462,999
		14,561,114
Building Products — 1.4%
AAON, Inc.	8,429	457,610
AO Smith Corp.	22,685	1,068,917
Fortune Brands Home & Security, Inc.	17,828	1,139,744
Simpson Manufacturing Co., Inc.	20,868	1,760,425
UFP Industries, Inc.	32,596	1,613,828
		6,040,524
Capital Markets — 4.5%
FactSet Research Systems, Inc.	12,544	4,120,328
MarketAxess Holdings, Inc.	4,372	2,190,022
Moody's Corp.	1,796	493,415
MSCI, Inc.	12,028	4,015,187
S&P Global, Inc.	22,560	7,433,069
SEI Investments Co.	30,802	1,693,494
		19,945,515
Chemicals — 0.5%
NewMarket Corp.	5,075	2,032,436
Commercial Services and Supplies — 0.1%
IAA, Inc.(1)	5,991	231,073
Communications Equipment — 1.3%
Arista Networks, Inc.(1)	1,578	331,427
Cisco Systems, Inc.	23,745	1,107,467
Motorola Solutions, Inc.	30,935	4,334,922
		5,773,816
Distributors — 0.3%
LKQ Corp.(1)	49,692	1,301,930
Diversified Consumer Services — 0.1%
Chegg, Inc.(1)	5,078	341,546
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	23,515	1,819,120
10

	Shares	Value
Electronic Equipment, Instruments and Components — 1.0%
Trimble, Inc.(1)	35,036	$1,513,205
Zebra Technologies Corp., Class A(1)	11,005	2,816,730
		4,329,935
Entertainment — 2.4%
Electronic Arts, Inc.(1)	19,980	2,638,359
Netflix, Inc.(1)	3,793	1,725,967
Spotify Technology SA(1)	11,208	2,893,794
Take-Two Interactive Software, Inc.(1)	7,874	1,098,974
Zynga, Inc., Class A(1)	235,197	2,243,779
		10,600,873
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	6,267	1,620,270
Crown Castle International Corp.	13,854	2,318,467
Public Storage	1,817	348,664
		4,287,401
Food and Staples Retailing — 0.3%
Costco Wholesale Corp.	1,560	473,008
Sprouts Farmers Market, Inc.(1)	33,248	850,816
		1,323,824
Food Products — 0.9%
Hershey Co. (The)	30,146	3,907,525
Health Care Equipment and Supplies — 4.1%
ABIOMED, Inc.(1)	4,496	1,086,054
Align Technology, Inc.(1)	16,860	4,627,058
DexCom, Inc.(1)	5,267	2,135,242
IDEXX Laboratories, Inc.(1)	16,604	5,481,977
Masimo Corp.(1)	1,216	277,236
NuVasive, Inc.(1)	16,934	942,546
ResMed, Inc.	15,944	3,061,248
Tandem Diabetes Care, Inc.(1)	6,094	602,818
		18,214,179
Health Care Providers and Services — 1.5%
Amedisys, Inc.(1)	8,242	1,636,367
Chemed Corp.	5,038	2,272,491
HCA Healthcare, Inc.	6,965	676,023
UnitedHealth Group, Inc.	6,488	1,913,635
		6,498,516
Health Care Technology — 2.0%
Cerner Corp.	46,716	3,202,382
Omnicell, Inc.(1)	28,712	2,027,641
Veeva Systems, Inc., Class A(1)	15,817	3,707,821
		8,937,844
Hotels, Restaurants and Leisure — 0.8%
Chipotle Mexican Grill, Inc.(1)	1,836	1,932,133
Domino's Pizza, Inc.	3,341	1,234,299
Yum! Brands, Inc.	4,621	401,611
		3,568,043
Household Durables — 0.2%
Tempur Sealy International, Inc.(1)	10,255	737,847
Household Products — 0.7%
Procter & Gamble Co. (The)	22,488	2,688,890
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	Shares	Value
Reynolds Consumer Products, Inc.	12,118	$420,979
		3,109,869
Industrial Conglomerates — 0.6%
3M Co.	18,176	2,835,274
Insurance — 0.6%
Aon plc, Class A	9,839	1,894,991
Erie Indemnity Co., Class A	2,711	520,241
Kinsale Capital Group, Inc.	2,565	398,114
		2,813,346
Interactive Media and Services — 8.4%
Alphabet, Inc., Class A(1)	13,313	18,878,499
Facebook, Inc., Class A(1)	80,667	18,317,056
		37,195,555
Internet and Direct Marketing Retail — 7.9%
Amazon.com, Inc.(1)	11,847	32,683,740
eBay, Inc.	46,315	2,429,222
		35,112,962
IT Services — 6.2%
Accenture plc, Class A	15,111	3,244,634
International Business Machines Corp.	8,697	1,050,337
Jack Henry & Associates, Inc.	12,397	2,281,420
Mastercard, Inc., Class A	26,679	7,888,980
PayPal Holdings, Inc.(1)	24,857	4,330,835
Square, Inc., Class A(1)	19,690	2,066,268
VeriSign, Inc.(1)	15,813	3,270,603
Visa, Inc., Class A	18,129	3,501,979
		27,635,056
Leisure Products — 0.2%
Polaris, Inc.	7,587	702,177
Life Sciences Tools and Services — 0.1%
Illumina, Inc.(1)	677	250,727
Machinery — 0.8%
Graco, Inc.	29,350	1,408,506
Lincoln Electric Holdings, Inc.	24,120	2,031,869
		3,440,375
Media — 0.5%
Cable One, Inc.	486	862,577
Sirius XM Holdings, Inc.	205,969	1,209,038
		2,071,615
Multiline Retail — 0.1%
Dollar General Corp.	1,668	317,771
Pharmaceuticals — 2.9%
Bristol-Myers Squibb Co.	44,808	2,634,710
Eli Lilly & Co.	9,648	1,584,009
Merck & Co., Inc.	93,391	7,221,926
Zoetis, Inc.	10,698	1,466,054
		12,906,699
Road and Rail — 1.5%
J.B. Hunt Transport Services, Inc.	9,245	1,112,543
Landstar System, Inc.	32,328	3,630,758
Union Pacific Corp.	12,281	2,076,349
		6,819,650
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	Shares	Value
Semiconductors and Semiconductor Equipment — 5.6%
Advanced Micro Devices, Inc.(1)	32,047	$1,685,993
Applied Materials, Inc.	48,198	2,913,569
Broadcom, Inc.	21,770	6,870,830
Lattice Semiconductor Corp.(1)	9,876	280,380
Monolithic Power Systems, Inc.	6,724	1,593,588
NVIDIA Corp.	8,208	3,118,301
QUALCOMM, Inc.	31,199	2,845,661
Texas Instruments, Inc.	41,034	5,210,087
Universal Display Corp.	3,312	495,541
		25,013,950
Software — 18.7%
Adobe, Inc.(1)	3,500	1,523,585
ANSYS, Inc.(1)	445	129,820
Atlassian Corp. plc, Class A(1)	9,657	1,740,867
Autodesk, Inc.(1)	19,921	4,764,904
Blackline, Inc.(1)	6,536	541,900
Box, Inc., Class A(1)	36,765	763,241
Cadence Design Systems, Inc.(1)	39,783	3,817,577
DocuSign, Inc.(1)	7,521	1,295,191
Dropbox, Inc., Class A(1)	79,890	1,739,205
Fair Isaac Corp.(1)	4,044	1,690,554
Fortinet, Inc.(1)	29,136	3,999,499
Intuit, Inc.	18,065	5,350,672
Microsoft Corp.	199,618	40,624,259
Oracle Corp. (New York)	24,259	1,340,795
Palo Alto Networks, Inc.(1)	12,992	2,983,873
Pegasystems, Inc.	1,939	196,169
Proofpoint, Inc.(1)	28,037	3,115,471
ServiceNow, Inc.(1)	3,026	1,225,712
Synopsys, Inc.(1)	23,473	4,577,235
Workday, Inc., Class A(1)	6,967	1,305,337
		82,725,866
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	9,094	1,295,440
Best Buy Co., Inc.	11,982	1,045,669
Floor & Decor Holdings, Inc., Class A(1)	4,723	272,281
Home Depot, Inc. (The)	15,303	3,833,555
Lowe's Cos., Inc.	9,590	1,295,801
O'Reilly Automotive, Inc.(1)	4,442	1,873,058
Ross Stores, Inc.	12,189	1,038,990
		10,654,794
Technology Hardware, Storage and Peripherals — 9.0%
Apple, Inc.	102,522	37,400,026
Pure Storage, Inc., Class A(1)	128,309	2,223,595
		39,623,621
Textiles, Apparel and Luxury Goods — 1.8%
Deckers Outdoor Corp.(1)	7,130	1,400,261
lululemon athletica, Inc.(1)	1,379	430,262
NIKE, Inc., Class B	62,007	6,079,786
		7,910,309
13

	Shares	Value
Trading Companies and Distributors — 0.1%
SiteOne Landscape Supply, Inc.(1)	6,033	$687,581
TOTAL COMMON STOCKS (Cost $262,543,165)		420,890,982
TEMPORARY CASH INVESTMENTS — 4.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $9,137,214), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $8,961,728)		8,961,723
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $11,904,467), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $11,671,016)		11,671,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	29,013	29,013
TOTAL TEMPORARY CASH INVESTMENTS (Cost $20,661,736)		20,661,736
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $283,204,901)		441,552,718
OTHER ASSETS AND LIABILITIES — 0.1%		624,523
TOTAL NET ASSETS — 100.0%		$442,177,241

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini	18	September 2020	$360	$3,653,010	$61,785
S&P 500 E-Mini	62	September 2020	$3,100	9,579,620	(25,418)
				$13,232,630	$36,367

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $283,204,901)	$441,552,718
Deposits with broker for futures contracts	1,014,000
Receivable for capital shares sold	173,405
Receivable for variation margin on futures contracts	194,210
Dividends and interest receivable	136,508
443,070,841

Liabilities
Payable for capital shares redeemed	530,453
Accrued management fees	334,264
Distribution and service fees payable	28,883
893,600

Net Assets	$442,177,241

Net Assets Consist of:
Capital (par value and paid-in surplus)	$227,469,023
Distributable earnings	214,708,218
$442,177,241

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$238,407,815	9,774,431	$24.39
I Class, $0.01 Par Value	$136,351,419	5,556,801	$24.54
Y Class, $0.01 Par Value	$231,659	9,431	$24.56
A Class, $0.01 Par Value	$34,139,001	1,419,477	$24.05*
C Class, $0.01 Par Value	$22,346,463	1,016,381	$21.99
R Class, $0.01 Par Value	$9,548,129	407,676	$23.42
R5 Class, $0.01 Par Value	$1,152,755	46,951	$24.55
*Maximum offering price $25.52 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$4,160,244
Interest	108,524
4,268,768

Expenses:
Management fees	4,379,853
Distribution and service fees:
A Class	77,703
C Class	226,556
R Class	46,626
Directors' fees and expenses	35,841
Other expenses	2,729
4,769,308
Fees waived(1)	(42,127)
4,727,181

Net investment income (loss)	(458,413)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	99,990,010
Futures contract transactions	(458,884)
99,531,126
Change in net unrealized appreciation (depreciation) on:
Investments	(12,954,123)
Futures contracts	36,367
(12,917,756)

Net realized and unrealized gain (loss)	86,613,370

Net Increase (Decrease) in Net Assets Resulting from Operations	$86,154,957

(1)Amount consists of $21,225, $15,066, $34, $2,827, $2,050, $846 and $79 for Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class, respectively.

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$(458,413)	$1,351,051
Net realized gain (loss)	99,531,126	45,932,096
Change in net unrealized appreciation (depreciation)	(12,917,756)	(14,402,286)
Net increase (decrease) in net assets resulting from operations	86,154,957	32,880,861

Distributions to Shareholders
From earnings:
Investor Class	(19,742,797)	(45,161,834)
I Class	(14,515,555)	(29,157,974)
Y Class	(29,840)	(64,786)
A Class	(2,597,617)	(4,846,907)
C Class	(2,101,210)	(5,520,779)
R Class	(775,728)	(1,329,846)
R5 Class	(64,578)	(174,914)
Decrease in net assets from distributions	(39,827,325)	(86,257,040)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(138,096,911)	(96,661,652)

Net increase (decrease) in net assets	(91,769,279)	(150,037,831)

Net Assets
Beginning of period	533,946,520	683,984,351
End of period	$442,177,241	$533,946,520

See Notes to Financial Statements.

17

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
19

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%	1.00%
I Class		0.0500% to 0.1100%	0.81%	0.80%
Y Class		0.0000% to 0.0600%	0.76%	0.75%
A Class		0.2500% to 0.3100%	1.01%	1.00%
C Class		0.2500% to 0.3100%	1.01%	1.00%
R Class		0.2500% to 0.3100%	1.01%	1.00%
R5 Class		0.0500% to 0.1100%	0.81%	0.80%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $29,107,332 and $26,197,056, respectively. The effect of interfund transactions on the Statement of Operations was $4,418,761 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $646,205,288 and $843,646,404, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	170,000,000		170,000,000
Sold	1,261,048	$27,858,757	1,724,795	$38,178,631
Issued in reinvestment of distributions	889,315	19,280,340	2,313,663	44,454,539
Redeemed	(3,908,883)	(85,287,974)	(7,593,146)	(167,211,561)
	(1,758,520)	(38,148,877)	(3,554,688)	(84,578,391)
I Class/Shares Authorized	100,000,000		100,000,000
Sold	947,512	20,998,104	3,351,906	73,682,578
Issued in reinvestment of distributions	664,465	14,478,684	1,504,817	29,065,330
Redeemed	(5,846,700)	(126,745,336)	(4,650,312)	(102,481,992)
	(4,234,723)	(91,268,548)	206,411	265,916
Y Class/Shares Authorized	50,000,000		50,000,000
Sold	547	12,143	23,311	576,397
Issued in reinvestment of distributions	1,368	29,840	3,350	64,786
Redeemed	(18,978)	(429,123)	(421)	(9,234)
	(17,063)	(387,140)	26,240	631,949
A Class/Shares Authorized	50,000,000		50,000,000
Sold	238,636	5,163,120	230,717	4,997,549
Issued in reinvestment of distributions	111,662	2,390,694	228,295	4,338,081
Redeemed	(400,827)	(8,643,889)	(573,977)	(12,456,674)
	(50,529)	(1,090,075)	(114,965)	(3,121,044)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	53,988	1,039,561	48,617	973,637
Issued in reinvestment of distributions	102,058	2,005,435	300,837	5,318,801
Redeemed	(445,546)	(8,913,381)	(828,976)	(16,048,707)
	(289,500)	(5,868,385)	(479,522)	(9,756,269)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	82,972	1,773,737	106,184	2,301,204
Issued in reinvestment of distributions	37,170	775,728	71,536	1,329,846
Redeemed	(184,733)	(3,945,878)	(158,256)	(3,624,503)
	(64,591)	(1,396,413)	19,464	6,547
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	20,945	454,916	30,933	631,619
Issued in reinvestment of distributions	2,962	64,578	9,057	174,914
Redeemed	(20,777)	(456,967)	(43,479)	(916,893)
	3,130	62,527	(3,489)	(110,360)
Net increase (decrease)	(6,411,796)	$(138,096,911)	(3,900,549)	$(96,661,652)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$420,890,982	—	—
Temporary Cash Investments	29,013	$20,632,723	—
	$420,919,995	$20,632,723	—
Other Financial Instruments
Futures Contracts	$61,785	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$25,418	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,987 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $194,210 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $(458,884) in net realized gain (loss) on futures contract transactions and $36,367 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.
22

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$4,359,897	$18,056,173
Long-term capital gains	$35,467,428	$68,200,867

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $12,128,326 and distributable earnings $(12,128,326).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$285,914,028
Gross tax appreciation of investments	$159,613,716
Gross tax depreciation of investments	(3,975,026)
Net tax appreciation (depreciation) of investments	$155,638,690
Undistributed ordinary income	$3,687,984
Accumulated long-term gains	$55,381,544
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$21.76	(0.02)	4.59	4.57	—	(1.94)	(1.94)	$24.39	22.13%	1.01%	1.02%	(0.10)%	(0.11)%	142%	$238,408
2019	$24.05	0.05	1.08	1.13	(0.04)	(3.38)	(3.42)	$21.76	6.61%	1.02%	1.02%	0.24%	0.24%	105%	$250,920
2018	$22.10	0.05	3.97	4.02	(0.03)	(2.04)	(2.07)	$24.05	18.80%	1.02%	1.02%	0.21%	0.21%	97%	$362,865
2017	$18.36	0.11	3.74	3.85	(0.11)	—	(0.11)	$22.10	20.88%	1.02%	1.02%	0.51%	0.51%	124%	$434,242
2016	$19.15	0.12	(0.53)	(0.41)	(0.12)	(0.26)	(0.38)	$18.36	(2.08)%	1.03%	1.03%	0.64%	0.64%	113%	$370,901
I Class
2020	$21.84	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.54	22.38%	0.81%	0.82%	0.10%	0.09%	142%	$136,351
2019	$24.13	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.84	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$213,805
2018	$22.16	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.13	19.01%	0.82%	0.82%	0.41%	0.41%	97%	$231,261
2017	$18.41	0.15	3.75	3.90	(0.15)	—	(0.15)	$22.16	21.18%	0.82%	0.82%	0.71%	0.71%	124%	$238,480
2016	$19.20	0.16	(0.53)	(0.37)	(0.16)	(0.26)	(0.42)	$18.41	(1.95)%	0.83%	0.83%	0.84%	0.84%	113%	$318,576
Y Class
2020	$21.85	0.04	4.61	4.65	—	(1.94)	(1.94)	$24.56	22.42%	0.76%	0.77%	0.15%	0.14%	142%	$232
2019	$24.14	0.12	1.07	1.19	(0.10)	(3.38)	(3.48)	$21.85	6.87%	0.77%	0.77%	0.49%	0.49%	105%	$579
2018	$22.17	0.11	3.99	4.10	(0.09)	(2.04)	(2.13)	$24.14	19.06%	0.77%	0.77%	0.46%	0.46%	97%	$6
2017(3)	$21.62	0.04	0.63	0.67	(0.12)	—	(0.12)	$22.17	3.07%	0.77%(4)	0.77%(4)	0.74%(4)	0.74%(4)	124%(5)	$5

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$21.53	(0.08)	4.54	4.46	—	(1.94)	(1.94)	$24.05	21.84%	1.26%	1.27%	(0.35)%	(0.36)%	142%	$34,139
2019	$23.87	—(6)	1.06	1.06	(0.02)	(3.38)	(3.40)	$21.53	6.32%	1.27%	1.27%	(0.01)%	(0.01)%	105%	$31,650
2018	$21.97	(0.01)	3.95	3.94	—	(2.04)	(2.04)	$23.87	18.48%	1.27%	1.27%	(0.04)%	(0.04)%	97%	$37,832
2017	$18.28	0.05	3.72	3.77	(0.08)	—	(0.08)	$21.97	20.61%	1.27%	1.27%	0.26%	0.26%	124%	$58,469
2016	$19.09	0.07	(0.52)	(0.45)	(0.10)	(0.26)	(0.36)	$18.28	(2.35)%	1.28%	1.28%	0.39%	0.39%	113%	$133,042
C Class
2020	$19.98	(0.22)	4.17	3.95	—	(1.94)	(1.94)	$21.99	20.94%	2.01%	2.02%	(1.10)%	(1.11)%	142%	$22,346
2019	$22.55	(0.16)	0.97	0.81	—	(3.38)	(3.38)	$19.98	5.57%	2.02%	2.02%	(0.76)%	(0.76)%	105%	$26,088
2018	$21.00	(0.17)	3.76	3.59	—	(2.04)	(2.04)	$22.55	17.57%	2.02%	2.02%	(0.79)%	(0.79)%	97%	$40,253
2017	$17.54	(0.09)	3.55	3.46	—	—	—	$21.00	19.73%	2.02%	2.02%	(0.49)%	(0.49)%	124%	$44,456
2016	$18.41	(0.06)	(0.51)	(0.57)	(0.04)	(0.26)	(0.30)	$17.54	(3.11)%	2.03%	2.03%	(0.36)%	(0.36)%	113%	$45,050
R Class
2020	$21.06	(0.13)	4.43	4.30	—	(1.94)	(1.94)	$23.42	21.56%	1.51%	1.52%	(0.60)%	(0.61)%	142%	$9,548
2019	$23.47	(0.06)	1.03	0.97	—	(3.38)	(3.38)	$21.06	6.03%	1.52%	1.52%	(0.26)%	(0.26)%	105%	$9,948
2018	$21.68	(0.06)	3.89	3.83	—	(2.04)	(2.04)	$23.47	18.20%	1.52%	1.52%	(0.29)%	(0.29)%	97%	$10,626
2017	$18.06	—(6)	3.67	3.67	(0.05)	—	(0.05)	$21.68	20.33%	1.52%	1.52%	0.01%	0.01%	124%	$11,184
2016	$18.89	0.03	(0.52)	(0.49)	(0.08)	(0.26)	(0.34)	$18.06	(2.60)%	1.53%	1.53%	0.14%	0.14%	113%	$12,778

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$21.85	0.02	4.62	4.64	—	(1.94)	(1.94)	$24.55	22.37%	0.81%	0.82%	0.10%	0.09%	142%	$1,153
2019	$24.14	0.10	1.08	1.18	(0.09)	(3.38)	(3.47)	$21.85	6.82%	0.82%	0.82%	0.44%	0.44%	105%	$957
2018	$22.17	0.10	3.99	4.09	(0.08)	(2.04)	(2.12)	$24.14	19.00%	0.82%	0.82%	0.41%	0.41%	97%	$1,142
2017(3)	$21.62	0.03	0.63	0.66	(0.11)	—	(0.11)	$22.17	3.06%	0.82%(4)	0.82%(4)	0.69%(4)	0.69%(4)	124%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through June 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
31

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.
32

The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
33

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer group.The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.01% to 1.00%) for at least one year, beginning August 1, 2020.The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $3,829,422, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $46,701,545, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2020.

The fund hereby designates $5,254,106 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2020.

The fund utilized earnings and profits of $12,128,326 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
37

Notes
38

Notes
39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92989 2008

Annual Report

June 30, 2020

Equity Growth Fund
Investor Class (BEQGX)
I Class (AMEIX)
A Class (BEQAX)
C Class (AEYCX)
R Class (AEYRX)
R5 Class (AEYGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEQGX	5.86%	8.51%	12.88%	—	5/9/91
S&P 500 Index	—	7.51%	10.72%	13.98%	—	—
I Class	AMEIX	6.10%	8.73%	13.10%	—	1/2/98
A Class	BEQAX					10/9/97
No sales charge		5.57%	8.24%	12.59%	—
With sales charge		-0.49%	6.97%	11.93%	—
C Class	AEYCX	4.80%	7.44%	11.76%	—	7/18/01
R Class	AEYRX	5.31%	7.97%	12.31%	—	7/29/05
R5 Class	AEYGX	6.06%	—	—	9.86%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $33,612

S&P 500 Index — $37,031

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Effective August 2020, portfolio manager Claudia Musat will leave the fund’s portfolio management team, and Guan Wang will join the fund as a portfolio manager.

Performance Summary

Equity Growth returned 5.86%* for the fiscal year ended June 30, 2020, compared with the 7.51% return of its benchmark, the S&P 500 Index.

Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Security selection in the information technology, consumer discretionary and materials sectors detracted the most from fund performance compared with the benchmark, while positioning in energy and communication services were most additive.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices in the information technology sector weighed most heavily on the fund’s 12-month results. Selections in the semiconductors and semiconductor equipment industry were the main headwind. An underweight to chipmaker NVIDIA was among the leading individual detractors from relative performance. Demand for NVIDIA’s gaming chips was high throughout the period but spiked starting in March, when widespread pandemic lockdown measures caused game manufacturers to purchase large amounts of the chips out of fear that production would stop. Positioning within the communications equipment industry also detracted, as did stock selection in IT services, where an underweight to PayPal Holdings was another leading individual detractor. We have since exited our position in PayPal Holdings.

Within the consumer discretionary sector, security selections in the textiles, apparel and luxury goods industry weighed most heavily on relative results. Within the specialty retail industry, an underweight compared with the benchmark in The Home Depot was among the leading individual detractors for the year. The price increased early in the period but fell during the March 2020 volatility. However, the stock rose heartily during the second quarter of 2020 as people under lockdown turned to home improvement projects to pass the time, stoking demand for the store’s products. Within the internet and direct marketing retail industry, a position in Amazon was also among the top detractors from overall performance.

Stock selections within the metals and mining industry provided the largest headwind for the materials sector. Security picks within the chemicals industry also weighed on results, as did a position in Domtar within the paper and forest products industry. We have since sold the stock. Many areas of the materials sector performed poorly during the 12 months as the economy entered recession and sapped demand for basic materials.

Energy and Communication Services were Additive

Positioning within the energy sector was the largest tailwind to relative returns during the period reflecting reduced exposure to several areas of the sector. Amid the spring lockdown, energy demand fell sharply, which weighed on the price of oil. In addition, a price war between Saudi Arabia and Russia further exacerbated the drop. Many energy companies, such as drillers and refiners, were hurt by the price decrease. Within the oil, gas and consumable fuels industry, underweight exposure to Exxon Mobil boosted returns and was among the leading contributors to relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Reduced exposure to other companies such as Phillips 66, Occidental Petroleum and ConocoPhillips also helped performance compared with the benchmark. As of the end of the period, we have exited our positions in Phillips 66, Occidental Petroleum and ConocoPhillips. Limited exposure to several companies within the energy equipment and services industry also bolstered results.

Stock selection within the communication services sector was also helpful, particularly within the entertainment industry. Video game companies did well during the period, with demand for their products surging during the lockdown. An overweight to Activision Blizzard was among the leading individual contributors for the period. A position in Electronic Arts was also beneficial. Both companies boasted strong revenues and earnings beats during the period, especially in the first quarter of 2020. An underweight to The Walt Disney Co. also drove relative returns, as the company’s revenues were hurt by park closures due to the pandemic. We have since exited the stock. Positioning within the interactive media and services industry also provided a tailwind.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, health care was the largest sector overweight. Our model detects opportunities within the biotechnology, health care technology and life sciences tools and services industries. The information technology sector was the largest absolute weighting and second-largest relative overweight. Software and communications equipment represent some of the most attractive industry groups we see. Conversely, our real estate sector underweight position reflects a lack of opportunity within REITs across most factors in the stock selection model. A relative lack of exposure to financials reflects the fact that we see a number of stocks in the capital markets, diversified financial services and banks industries that do not score well across our models in the current environment.

6

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	5.0%
Microsoft Corp.	4.5%
Amazon.com, Inc.	3.7%
Facebook, Inc., Class A	2.9%
Alphabet, Inc., Class A	2.8%
Adobe, Inc.	2.0%
Merck & Co., Inc.	1.5%
Bristol-Myers Squibb Co.	1.4%
Broadcom, Inc.	1.4%
Verizon Communications, Inc.	1.2%

Top Five Industries	% of net assets
Software	12.4%
Technology Hardware, Storage and Peripherals	5.9%
Interactive Media and Services	5.7%
Pharmaceuticals	5.3%
Semiconductors and Semiconductor Equipment	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$975.50	$3.29	0.67%
I Class	$1,000	$976.70	$2.31	0.47%
A Class	$1,000	$974.40	$4.52	0.92%
C Class	$1,000	$971.10	$8.18	1.67%
R Class	$1,000	$973.30	$5.74	1.17%
R5 Class	$1,000	$976.40	$2.31	0.47%
Hypothetical
Investor Class	$1,000	$1,021.53	$3.37	0.67%
I Class	$1,000	$1,022.53	$2.36	0.47%
A Class	$1,000	$1,020.29	$4.62	0.92%
C Class	$1,000	$1,016.56	$8.37	1.67%
R Class	$1,000	$1,019.05	$5.87	1.17%
R5 Class	$1,000	$1,022.53	$2.36	0.47%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 0.8%
Huntington Ingalls Industries, Inc.	23,104	$4,031,417
Lockheed Martin Corp.	42,468	15,497,423
		19,528,840
Banks — 2.4%
Bank of America Corp.	561,206	13,328,642
Citigroup, Inc.	61,757	3,155,783
East West Bancorp, Inc.	72,722	2,635,445
JPMorgan Chase & Co.	232,450	21,864,247
Regions Financial Corp.	206,385	2,295,001
Truist Financial Corp.	101,702	3,818,910
Wells Fargo & Co.	117,991	3,020,570
Zions Bancorp N.A.	147,796	5,025,064
		55,143,662
Beverages — 1.1%
Coca-Cola Co. (The)	101,896	4,552,713
Molson Coors Beverage Co., Class B	256,483	8,812,756
Monster Beverage Corp.(1)	158,655	10,997,965
		24,363,434
Biotechnology — 2.7%
AbbVie, Inc.	129,249	12,689,667
Amgen, Inc.	23,432	5,526,672
Biogen, Inc.(1)	53,444	14,298,942
Exelixis, Inc.(1)	94,457	2,242,409
Incyte Corp.(1)	61,964	6,442,397
Neurocrine Biosciences, Inc.(1)	18,708	2,282,376
Regeneron Pharmaceuticals, Inc.(1)	22,114	13,791,396
Vertex Pharmaceuticals, Inc.(1)	15,885	4,611,574
		61,885,433
Building Products — 1.4%
Fortune Brands Home & Security, Inc.	152,181	9,728,931
Masco Corp.	464,974	23,346,345
		33,075,276
Capital Markets — 2.3%
Ameriprise Financial, Inc.	43,374	6,507,835
Eaton Vance Corp.	44,738	1,726,887
FactSet Research Systems, Inc.	37,342	12,265,727
LPL Financial Holdings, Inc.	67,573	5,297,723
Moody's Corp.	45,646	12,540,326
Morgan Stanley	79,133	3,822,124
SEI Investments Co.	135,381	7,443,247
State Street Corp.	38,291	2,433,393
		52,037,262
Chemicals — 0.6%
Eastman Chemical Co.	82,105	5,717,792
10

	Shares	Value
LyondellBasell Industries NV, Class A	121,086	$7,957,772
		13,675,564
Communications Equipment — 0.9%
Cisco Systems, Inc.	176,792	8,245,579
Motorola Solutions, Inc.	85,614	11,997,090
		20,242,669
Consumer Finance — 0.1%
Capital One Financial Corp.	50,233	3,144,083
Containers and Packaging — 1.0%
International Paper Co.	231,657	8,156,643
Packaging Corp. of America	102,253	10,204,850
WestRock Co.	156,005	4,408,701
		22,770,194
Distributors — 0.2%
LKQ Corp.(1)	179,034	4,690,691
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(1)	139,465	24,895,897
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	630,550	19,061,526
CenturyLink, Inc.	1,226,353	12,300,321
Verizon Communications, Inc.	497,926	27,450,660
		58,812,507
Electric Utilities — 2.0%
Duke Energy Corp.	81,744	6,530,528
Evergy, Inc.	183,445	10,876,454
Exelon Corp.	122,100	4,431,009
NextEra Energy, Inc.	6,841	1,643,003
NRG Energy, Inc.	337,849	11,000,363
PPL Corp.	377,989	9,767,236
Southern Co. (The)	32,737	1,697,414
		45,946,007
Electrical Equipment — 1.3%
Emerson Electric Co.	380,210	23,584,426
Hubbell, Inc.	55,253	6,926,516
		30,510,942
Electronic Equipment, Instruments and Components — 0.5%
Trimble, Inc.(1)	155,367	6,710,301
Zebra Technologies Corp., Class A(1)	22,066	5,647,792
		12,358,093
Energy Equipment and Services — 0.2%
Schlumberger Ltd.	191,886	3,528,784
Entertainment — 2.3%
Activision Blizzard, Inc.	161,872	12,286,085
Electronic Arts, Inc.(1)	176,989	23,371,398
Netflix, Inc.(1)	9,507	4,326,065
Zynga, Inc., Class A(1)	1,270,369	12,119,320
		52,102,868
Equity Real Estate Investment Trusts (REITs) — 0.2%
WP Carey, Inc.	67,910	4,594,111
Food and Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	104,692	4,437,894
11

	Shares	Value
Walmart, Inc.	35,706	$4,276,865
		8,714,759
Food Products — 2.9%
Campbell Soup Co.	54,474	2,703,545
General Mills, Inc.	270,095	16,651,357
Hershey Co. (The)	180,188	23,355,969
Hormel Foods Corp.	216,039	10,428,202
Kellogg Co.	166,169	10,977,124
Kraft Heinz Co. (The)	76,607	2,442,997
		66,559,194
Health Care Equipment and Supplies — 4.0%
Abbott Laboratories	279,693	25,572,331
ABIOMED, Inc.(1)	25,163	6,078,374
Align Technology, Inc.(1)	36,767	10,090,335
Baxter International, Inc.	247,800	21,335,580
Danaher Corp.	29,548	5,224,973
DexCom, Inc.(1)	5,874	2,381,320
Edwards Lifesciences Corp.(1)	181,638	12,553,002
Medtronic plc	70,291	6,445,685
Zimmer Biomet Holdings, Inc.	27,861	3,325,489
		93,007,089
Health Care Providers and Services — 3.2%
Cardinal Health, Inc.	44,438	2,319,219
CVS Health Corp.	306,236	19,896,153
Henry Schein, Inc.(1)	36,387	2,124,637
Humana, Inc.	50,003	19,388,663
McKesson Corp.	87,109	13,364,263
UnitedHealth Group, Inc.	55,862	16,476,497
		73,569,432
Health Care Technology — 1.0%
Cerner Corp.	323,943	22,206,293
Hotels, Restaurants and Leisure — 0.8%
Las Vegas Sands Corp.	141,498	6,443,819
Starbucks Corp.	165,302	12,164,574
		18,608,393
Household Durables — 0.6%
Mohawk Industries, Inc.(1)	71,229	7,248,263
PulteGroup, Inc.	177,674	6,046,246
		13,294,509
Household Products — 2.4%
Colgate-Palmolive Co.	161,501	11,831,563
Kimberly-Clark Corp.	118,643	16,770,188
Procter & Gamble Co. (The)	218,921	26,176,384
		54,778,135
Industrial Conglomerates — 1.4%
3M Co.	85,061	13,268,665
Carlisle Cos., Inc.	117,463	14,056,797
Honeywell International, Inc.	38,954	5,632,359
		32,957,821
Insurance — 1.8%
American Financial Group, Inc.	66,474	4,218,440
12

	Shares	Value
Aon plc, Class A	16,977	$3,269,770
Brown & Brown, Inc.	185,181	7,547,978
Hartford Financial Services Group, Inc. (The)	117,585	4,532,902
Marsh & McLennan Cos., Inc.	109,108	11,714,926
MetLife, Inc.	245,278	8,957,552
Reinsurance Group of America, Inc.	29,198	2,290,291
		42,531,859
Interactive Media and Services — 5.7%
Alphabet, Inc., Class A(1)	46,158	65,454,352
Facebook, Inc., Class A(1)	291,468	66,183,639
		131,637,991
Internet and Direct Marketing Retail — 4.6%
Amazon.com, Inc.(1)	31,142	85,915,173
eBay, Inc.	393,694	20,649,250
		106,564,423
IT Services — 3.6%
Accenture plc, Class A	39,749	8,534,905
Akamai Technologies, Inc.(1)	48,561	5,200,398
Amdocs Ltd.	178,876	10,889,971
Cognizant Technology Solutions Corp., Class A	81,065	4,606,113
International Business Machines Corp.	185,429	22,394,261
Mastercard, Inc., Class A	26,359	7,794,356
Visa, Inc., Class A	68,719	13,274,449
Western Union Co. (The)	498,079	10,768,468
		83,462,921
Life Sciences Tools and Services — 0.9%
Agilent Technologies, Inc.	225,051	19,887,757
Machinery — 1.7%
Cummins, Inc.	155,673	26,971,904
Snap-on, Inc.	81,160	11,241,472
		38,213,376
Media — 0.8%
Discovery, Inc., Class C(1)	827,039	15,928,771
Interpublic Group of Cos., Inc. (The)	149,236	2,560,890
		18,489,661
Metals and Mining — 0.9%
Reliance Steel & Aluminum Co.	157,717	14,972,075
Steel Dynamics, Inc.	236,052	6,158,596
		21,130,671
Multi-Utilities — 0.6%
Dominion Energy, Inc.	133,961	10,874,954
MDU Resources Group, Inc.	119,231	2,644,544
		13,519,498
Multiline Retail — 0.7%
Target Corp.	141,829	17,009,552
Oil, Gas and Consumable Fuels — 1.9%
Cabot Oil & Gas Corp.	117,652	2,021,261
Chevron Corp.	287,665	25,668,348
Exxon Mobil Corp.	225,011	10,062,492
Kinder Morgan, Inc.	254,465	3,860,234
Williams Cos., Inc. (The)	161,723	3,075,972
		44,688,307
13

	Shares	Value
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	80,890	$15,262,325
Pharmaceuticals — 5.3%
Bristol-Myers Squibb Co.	565,933	33,276,860
Jazz Pharmaceuticals plc(1)	99,697	11,000,567
Johnson & Johnson	194,130	27,300,502
Merck & Co., Inc.	433,663	33,535,160
Mylan NV(1)	646,586	10,397,103
Pfizer, Inc.	221,078	7,229,251
		122,739,443
Professional Services — 0.7%
Nielsen Holdings plc	280,473	4,167,829
Robert Half International, Inc.	243,108	12,843,395
		17,011,224
Road and Rail — 0.5%
Kansas City Southern	71,929	10,738,280
Semiconductors and Semiconductor Equipment — 4.7%
Applied Materials, Inc.	326,421	19,732,149
Broadcom, Inc.	104,398	32,949,053
Intel Corp.	169,727	10,154,766
KLA Corp.	22,431	4,362,381
Lam Research Corp.	15,341	4,962,200
Maxim Integrated Products, Inc.	133,244	8,075,919
NVIDIA Corp.	9,224	3,504,290
Qorvo, Inc.(1)	47,385	5,237,464
Texas Instruments, Inc.	146,472	18,597,550
		107,575,772
Software — 12.4%
Adobe, Inc.(1)	103,496	45,052,844
Autodesk, Inc.(1)	79,468	19,007,951
Cadence Design Systems, Inc.(1)	202,790	19,459,728
Dropbox, Inc., Class A(1)	328,463	7,150,639
Intuit, Inc.	59,595	17,651,443
Microsoft Corp.	508,029	103,388,982
NortonLifeLock, Inc.	173,507	3,440,644
Oracle Corp. (New York)	274,317	15,161,501
salesforce.com, Inc.(1)	124,506	23,323,709
ServiceNow, Inc.(1)	45,148	18,287,649
VMware, Inc., Class A(1)	78,978	12,230,533
		284,155,623
Specialty Retail — 1.7%
AutoZone, Inc.(1)	7,033	7,934,068
Best Buy Co., Inc.	128,846	11,244,390
Home Depot, Inc. (The)	13,346	3,343,307
O'Reilly Automotive, Inc.(1)	24,807	10,460,368
Ulta Beauty, Inc.(1)	35,582	7,238,090
		40,220,223
Technology Hardware, Storage and Peripherals — 5.9%
Apple, Inc.	315,662	115,153,498
HP, Inc.	629,373	10,969,971
NetApp, Inc.	229,725	10,192,898
		136,316,367
14

	Shares	Value
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	203,991	$14,793,427
Trading Companies and Distributors — 0.9%
W.W. Grainger, Inc.	62,340	19,584,734
TOTAL COMMON STOCKS (Cost $1,745,115,101)		2,232,535,376
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $28,206,695), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $27,664,968)		27,664,953
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $36,747,683), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $36,027,050)		36,027,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	88,651	88,651
TOTAL TEMPORARY CASH INVESTMENTS (Cost $63,780,604)		63,780,604
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,808,895,705)		2,296,315,980
OTHER ASSETS AND LIABILITIES — 0.2%		3,800,789
TOTAL NET ASSETS — 100.0%		$2,300,116,769

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	370	September 2020	$18,500	$57,168,700	$1,229,662

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $1,808,895,705)	$2,296,315,980
Deposits with broker for futures contracts	4,440,000
Receivable for capital shares sold	179,219
Receivable for variation margin on futures contracts	786,250
Dividends and interest receivable	1,687,386
2,303,408,835

Liabilities
Payable for capital shares redeemed	2,086,349
Accrued management fees	1,179,780
Distribution and service fees payable	25,937
3,292,066

Net Assets	$2,300,116,769

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,617,335,029
Distributable earnings	682,781,740
$2,300,116,769

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,789,425,710	58,839,494	$30.41
I Class, $0.01 Par Value	$419,610,212	13,781,916	$30.45
A Class, $0.01 Par Value	$61,504,294	2,025,672	$30.36*
C Class, $0.01 Par Value	$5,880,299	196,169	$29.98
R Class, $0.01 Par Value	$21,393,902	704,162	$30.38
R5 Class, $0.01 Par Value	$2,302,352	75,605	$30.45
*Maximum offering price $32.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$43,000,439
Interest	976,935
Securities lending, net	7,414
43,984,788

Expenses:
Management fees	15,740,597
Distribution and service fees:
A Class	173,115
C Class	64,653
R Class	105,204
Directors' fees and expenses	192,638
Other expenses	15,875
16,292,082

Net investment income (loss)	27,692,706

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	351,475,883
Futures contract transactions	8,059,288
359,535,171

Change in net unrealized appreciation (depreciation) on:
Investments	(242,565,441)
Futures contracts	801,458
(241,763,983)

Net realized and unrealized gain (loss)	117,771,188

Net Increase (Decrease) in Net Assets Resulting from Operations	$145,463,894

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$27,692,706	$36,511,467
Net realized gain (loss)	359,535,171	188,944,034
Change in net unrealized appreciation (depreciation)	(241,763,983)	(38,705,025)
Net increase (decrease) in net assets resulting from operations	145,463,894	186,750,476

Distributions to Shareholders
From earnings:
Investor Class	(193,302,904)	(265,255,033)
I Class	(40,657,808)	(46,413,839)
A Class	(6,862,367)	(8,778,046)
C Class	(598,033)	(838,751)
R Class	(2,047,280)	(2,368,400)
R5 Class	(218,843)	(213,507)
Decrease in net assets from distributions	(243,687,235)	(323,867,576)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(449,071,936)	(93,176,001)

Net increase (decrease) in net assets	(547,295,277)	(230,293,101)

Net Assets
Beginning of period	2,847,412,046	3,077,705,147
End of period	$2,300,116,769	$2,847,412,046

See Notes to Financial Statements.
18

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks.
The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 8% of the shares of the fund.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

21

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $65,337,806 and $84,041,293, respectively. The effect of interfund transactions on the Statement of Operations was $6,336,392 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $2,721,430,596 and $3,396,973,332, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	680,000,000		680,000,000
Sold	3,076,813	$91,838,331	5,221,355	$166,954,910
Issued in reinvestment of distributions	6,045,901	188,741,405	9,151,538	260,741,084
Redeemed	(22,435,146)	(701,557,557)	(18,886,278)	(581,731,249)
	(13,312,432)	(420,977,821)	(4,513,385)	(154,035,255)
I Class/Shares Authorized	120,000,000		120,000,000
Sold	2,921,120	85,171,554	4,112,238	136,248,140
Issued in reinvestment of distributions	1,283,020	40,071,785	1,610,269	46,027,392
Redeemed	(4,461,127)	(137,401,925)	(3,449,137)	(111,171,558)
	(256,987)	(12,158,586)	2,273,370	71,103,974
A Class/Shares Authorized	45,000,000		45,000,000
Sold	262,546	7,894,410	452,590	14,223,425
Issued in reinvestment of distributions	202,427	6,313,811	275,610	7,829,884
Redeemed	(998,318)	(30,297,298)	(922,614)	(29,222,799)
	(533,345)	(16,089,077)	(194,414)	(7,169,490)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	20,012	578,499	24,278	771,743
Issued in reinvestment of distributions	17,839	550,419	28,679	800,283
Redeemed	(77,138)	(2,307,450)	(156,576)	(5,055,558)
	(39,287)	(1,178,532)	(103,619)	(3,483,532)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	216,601	6,406,575	158,901	5,028,068
Issued in reinvestment of distributions	65,573	2,047,260	83,539	2,368,370
Redeemed	(253,381)	(7,460,016)	(244,147)	(7,563,285)
	28,793	993,819	(1,707)	(166,847)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	14,171	425,154	41,111	1,351,155
Issued in reinvestment of distributions	7,007	218,843	7,472	213,507
Redeemed	(10,714)	(305,736)	(30,051)	(989,513)
	10,464	338,261	18,532	575,149
Net increase (decrease)	(14,102,794)	$(449,071,936)	(2,521,223)	$(93,176,001)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

23

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$2,232,535,376	—	—
Temporary Cash Investments	88,651	$63,691,953	—
	$2,232,624,027	$63,691,953	—
Other Financial Instruments
Futures Contracts	$1,229,662	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $25,479 futures contracts purchased.
The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $786,250 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $8,059,288 in net realized gain (loss) on futures contract transactions and $801,458 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

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9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$26,146,735	$102,578,649
Long-term capital gains	$217,540,500	$221,288,927

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $36,069,094 and distributable earnings $(36,069,094).
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,815,494,624
Gross tax appreciation of investments	$568,501,637
Gross tax depreciation of investments	(87,680,281)
Net tax appreciation (depreciation) of investments	$480,821,356
Undistributed ordinary income	—
Accumulated long-term gains	$201,960,384

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$31.73	0.34	1.58	1.92	(0.33)	(2.91)	(3.24)	$30.41	5.86%	0.67%	1.09%	113%	$1,789,426
2019	$33.36	0.39	1.56	1.95	(0.37)	(3.21)	(3.58)	$31.73	7.21%	0.67%	1.23%	80%	$2,289,532
2018	$31.79	0.43	4.40	4.83	(0.40)	(2.86)	(3.26)	$33.36	15.62%	0.66%	1.30%	84%	$2,557,773
2017	$27.44	0.40	4.50	4.90	(0.40)	(0.15)	(0.55)	$31.79	17.99%	0.67%	1.34%	85%	$2,542,710
2016	$30.56	0.41	(1.29)	(0.88)	(0.40)	(1.84)	(2.24)	$27.44	(2.78)%	0.67%	1.45%	91%	$2,488,951
I Class
2020	$31.76	0.40	1.59	1.99	(0.39)	(2.91)	(3.30)	$30.45	6.10%	0.47%	1.29%	113%	$419,610
2019	$33.39	0.45	1.56	2.01	(0.43)	(3.21)	(3.64)	$31.76	7.41%	0.47%	1.43%	80%	$445,933
2018	$31.82	0.50	4.40	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.87%	0.46%	1.50%	84%	$392,859
2017	$27.46	0.46	4.51	4.97	(0.46)	(0.15)	(0.61)	$31.82	18.21%	0.47%	1.54%	85%	$471,260
2016	$30.58	0.46	(1.29)	(0.83)	(0.45)	(1.84)	(2.29)	$27.46	(2.58)%	0.47%	1.65%	91%	$453,858
A Class
2020	$31.69	0.26	1.57	1.83	(0.25)	(2.91)	(3.16)	$30.36	5.57%	0.92%	0.84%	113%	$61,504
2019	$33.32	0.31	1.57	1.88	(0.30)	(3.21)	(3.51)	$31.69	6.96%	0.92%	0.98%	80%	$81,086
2018	$31.76	0.35	4.39	4.74	(0.32)	(2.86)	(3.18)	$33.32	15.32%	0.91%	1.05%	84%	$91,750
2017	$27.41	0.32	4.50	4.82	(0.32)	(0.15)	(0.47)	$31.76	17.71%	0.92%	1.09%	85%	$116,980
2016	$30.53	0.33	(1.29)	(0.96)	(0.32)	(1.84)	(2.16)	$27.41	(3.03)%	0.92%	1.20%	91%	$144,365

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$31.34	0.03	1.55	1.58	(0.03)	(2.91)	(2.94)	$29.98	4.80%	1.67%	0.09%	113%	$5,880
2019	$33.00	0.07	1.55	1.62	(0.07)	(3.21)	(3.28)	$31.34	6.17%	1.67%	0.23%	80%	$7,378
2018	$31.50	0.10	4.34	4.44	(0.08)	(2.86)	(2.94)	$33.00	14.48%	1.66%	0.30%	84%	$11,191
2017	$27.19	0.10	4.46	4.56	(0.10)	(0.15)	(0.25)	$31.50	16.78%	1.67%	0.34%	85%	$11,777
2016	$30.29	0.12	(1.27)	(1.15)	(0.11)	(1.84)	(1.95)	$27.19	(3.73)%	1.67%	0.45%	91%	$12,542
R Class
2020	$31.71	0.18	1.57	1.75	(0.17)	(2.91)	(3.08)	$30.38	5.31%	1.17%	0.59%	113%	$21,394
2019	$33.34	0.23	1.57	1.80	(0.22)	(3.21)	(3.43)	$31.71	6.69%	1.17%	0.73%	80%	$21,413
2018	$31.78	0.28	4.37	4.65	(0.23)	(2.86)	(3.09)	$33.34	15.06%	1.16%	0.80%	84%	$22,576
2017	$27.43	0.25	4.50	4.75	(0.25)	(0.15)	(0.40)	$31.78	17.37%	1.17%	0.84%	85%	$31,953
2016	$30.54	0.27	(1.29)	(1.02)	(0.25)	(1.84)	(2.09)	$27.43	(3.24)%	1.17%	0.95%	91%	$28,535
R5 Class
2020	$31.77	0.40	1.58	1.98	(0.39)	(2.91)	(3.30)	$30.45	6.06%	0.47%	1.29%	113%	$2,302
2019	$33.39	0.45	1.57	2.02	(0.43)	(3.21)	(3.64)	$31.77	7.44%	0.47%	1.43%	80%	$2,069
2018	$31.82	0.43	4.47	4.90	(0.47)	(2.86)	(3.33)	$33.39	15.83%	0.46%	1.50%	84%	$1,556
2017(3)	$31.12	0.11	0.69	0.80	(0.10)	—	(0.10)	$31.82	2.58%	0.47%(4)	1.60%(4)	85%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through June 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
33

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment
34

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
35

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group.The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $26,146,735, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $252,853,146, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2020.

The fund utilized earnings and profits of $36,069,094 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92990 2008

Annual Report

June 30, 2020

Global Gold Fund
Investor Class (BGEIX)
I Class (AGGNX)
A Class (ACGGX)
C Class (AGYCX)
R Class (AGGWX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BGEIX	41.12%	16.24%	-1.81%	8/17/88
NYSE Arca Gold Miners Index	—	44.54%	16.94%	-2.23%	—
MSCI World Index	—	2.84%	6.89%	9.94%	—
I Class	AGGNX	41.34%	16.46%	-1.62%	9/28/07
A Class	ACGGX				5/6/98
No sales charge		40.72%	15.95%	-2.06%
With sales charge		32.65%	14.60%	-2.63%
C Class	AGYCX	39.71%	15.11%	-2.79%	9/28/07
R Class	AGGWX	40.44%	15.67%	-2.29%	9/28/07
Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied..

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $8,330

NYSE Arca Gold Miners Index — $7,982

MSCI World Index — $25,828

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
0.68%	0.48%	0.93%	1.68%	1.18%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Manager: Yulin Long

Elizabeth Xie left the fund's portfolio management team in March 2020.

Effective August 2020, Guan Wang will join the fund's portfolio management team.

Performance Summary

Global Gold returned 41.12%* for the 12 months ended June 30, 2020. The portfolio’s benchmark, the NYSE Arca Gold Miners Index, gained 44.54%. The fund’s return reflects operating expenses, while the benchmark’s return does not. By comparison, the MSCI World Index, a broad measure of global equity market performance, returned 2.84%.

Gold Rallies Amid Global Crises

Gold performed very well in a period that saw the global spread of a pandemic, a sharp economic recession and a bear market in stocks. The precious metal began the period at roughly $1,400 an ounce and ended June 2020 at approximately $1,770, but was volatile in between. Gold is often viewed as a safe-haven investment in times of market stress, which supported demand during the period. According to the World Gold Council, gold exchange-traded fund holdings—viewed as a proxy for investment demand—reached a record high in June. Nevertheless, gold’s price did decline briefly in March, as investors were believed to have sold some of their gold holdings to meet liquidity needs at the peak of the market decline. Ultimately, gold’s price recovered rapidly and was among the best-performing asset classes for the 12 months.

Central bank demand for gold as a reserve asset was also positive, but below levels of recent years. In addition, record-low interest rates and central bank bond buying all reduced the appeal of cash and bonds as interest-bearing assets in competition with gold. The U.S. dollar was little changed for the period, as gold’s price reached the highest level in dollar terms in eight years. The rising price and economic downturn meant jewelry demand fell to a record low in the first quarter of 2020.

Even as prices rose, gold supply fell. The pandemic disrupted mine production, which fell to a five-year low in the first quarter of 2020, according to the World Gold Council. Producer net hedging also declined. When gold prices rise, miners may sell some of their production forward as a way to lock in attractive prices. So the fact that producer hedging went down even as prices touched their highest level in years is a sign that producers expected higher prices ahead.

Looking at the stocks of gold companies, share prices and earnings rose along with the price of the underlying metal. Not only did gold prices rise, but all-in production costs for gold companies fell through the fourth quarter of 2019 according to Standard & Poor’s. Mining output also fell in 2020, as the pandemic disrupted mining activity and threatened capital spending plans. Gold company profits are highly levered to changes in the price of the underlying metal. Consider a hypothetical example—assume production costs of $1,000 an ounce and a gold price of $1,100. If the gold price rises to $1,200, the price has increased less than 10%, but the profit has doubled from $100 to $200 an ounce. Of course, this principle also works in reverse, so that small declines in gold’s price lead to large declines in miners’ profits. During the period, gold company profits benefited from falling production costs and rising prices for the underlying metal.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Key Contributors to Relative Performance

The key contributors to relative results were stocks that performed poorly and to which we had less exposure than the benchmark. Peruvian miner Cia de Minas Buenaventura underperformed amid production setbacks at a number of its mines. Australia-based miner Newcrest Mining similarly missed production estimates and lowered its forecasted output for the year. It was also beneficial to have no exposure to Chinese company Zhaojin Mining Industry and Australian company Resolute Mining, which operates mines in Africa. Both companies saw production disrupted by the pandemic and efforts to combat it.

Notable Detractors From Relative Results

In a period of such strong performance, few positions detracted in an absolute sense. Relative to the benchmark, the leading detractor was Pan American Silver, a Canada-based miner with operations throughout Latin America. The stock benefited from record production and profits announced during the period. We had some exposure to the stock, but less than the benchmark. Australian miner Regis Resources was another notable detractor from performance compared with the benchmark. The stock was volatile and though the company reported record profits during the period, production at one of its mines disappointed even before pandemic-related closures. Other notable detractors from relative returns were Newmont, Yamana Gold and Wheaton Precious Metals. These were modest underweight positions relative to the benchmark that performed well.

Portfolio Positioning

We see many reasons to be positive on gold going forward. In terms of supply and demand fundamentals, mine supply is likely to be constrained going forward because of the effects of the pandemic and uncertain capital spending budgets for the remainder of the year. The backdrop for demand is also likely supportive. Interest rate cuts by the Federal Reserve and central banks all over the world mean yields on perceived safe-haven investments that compete with gold for a place in investor portfolios are at record lows. In addition, central bank decisions to lower interest rates don’t happen in a vacuum—they reflect a highly uncertain environment economically, politically and financially. Because we don’t see an end to this uncertainty anytime soon, we would expect safe-haven demand to remain supportive of gold’s price for the foreseeable future. Nevertheless, the metal may be vulnerable to profit-taking after its very strong recent performance, particularly if the pandemic and economic conditions were to improve significantly.

In terms of gold mining stocks, a high or rising gold price directly benefits profitability and translates into higher valuations for deposits in the ground. Given that production costs for gold mining companies are relatively fixed in the short run, increases in gold prices typically result in proportionally larger gains in gold miners’ operating profit. We believe that creates a positive backdrop for the shares going forward.

6

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Newmont Corp.	13.4%
Barrick Gold Corp.*	13.0%
Franco-Nevada Corp. (New York)	7.7%
Wheaton Precious Metals Corp.	5.1%
Newcrest Mining Ltd.	4.4%
AngloGold Ashanti Ltd.*	4.2%
Agnico Eagle Mines Ltd. (New York)	3.7%
Kirkland Lake Gold Ltd.	3.6%
Royal Gold, Inc.	3.3%
Kinross Gold Corp. (New York)	3.3%
*Includes shares traded on all exchanges.

Geographic Composition	% of net assets
Canada	54.7%
United States	17.7%
Australia	14.1%
South Africa	7.7%
United Kingdom	1.2%
Peru	0.3%
China	0.2%
Exchange-Traded Funds	2.5%
Cash and Equivalents*	1.6%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Foreign Common Stocks	78.2%
Domestic Common Stocks	17.7%
Exchange-Traded Funds	2.5%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,233.60	$3.72	0.67%
I Class	$1,000	$1,233.90	$2.61	0.47%
A Class	$1,000	$1,230.80	$5.10	0.92%
C Class	$1,000	$1,227.40	$9.25	1.67%
R Class	$1,000	$1,229.70	$6.49	1.17%
Hypothetical
Investor Class	$1,000	$1,021.53	$3.37	0.67%
I Class	$1,000	$1,022.53	$2.36	0.47%
A Class	$1,000	$1,020.29	$4.62	0.92%
C Class	$1,000	$1,016.56	$8.37	1.67%
R Class	$1,000	$1,019.05	$5.87	1.17%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 95.9%
Australia — 14.1%
Evolution Mining Ltd.	6,074,400	$24,284,261
Gold Road Resources Ltd.(1)	639,490	753,316
Newcrest Mining Ltd.	1,487,513	33,164,485
Northern Star Resources Ltd.	1,895,800	18,045,231
Perseus Mining Ltd.(1)	3,788,000	3,496,606
Ramelius Resources Ltd.	1,247,200	1,741,392
Regis Resources Ltd.	2,261,383	8,316,552
Saracen Mineral Holdings Ltd.(1)	1,651,034	6,341,076
Silver Lake Resources Ltd.(1)	4,773,500	7,149,279
St. Barbara Ltd.	1,220,300	2,714,170
		106,006,368
Canada — 54.7%
Agnico Eagle Mines Ltd. (New York)	436,500	27,962,190
Alacer Gold Corp.(1)	1,131,600	7,776,833
Alamos Gold, Inc., Class A (New York)	1,218,800	11,432,344
B2Gold Corp. (New York)	3,818,400	21,726,696
Barrick Gold Corp.	3,502,120	94,347,113
Barrick Gold Corp., (Toronto)	119,300	3,210,098
Centerra Gold, Inc.	830,300	9,265,649
Dundee Precious Metals, Inc.	237,700	1,565,290
Eldorado Gold Corp.(1)	300,300	2,912,910
Eldorado Gold Corp., (Toronto)(1)	40,300	388,573
Endeavour Mining Corp.(1)	141,000	3,411,793
Equinox Gold Corp.(1)	174,800	1,961,256
First Majestic Silver Corp. (New York)(1)	178,500	1,776,075
Franco-Nevada Corp. (New York)	413,200	57,699,248
GoGold Resources, Inc.(1)	5,526,925	4,071,100
Guyana Goldfields, Inc.(1)	721,621	924,883
IAMGOLD Corp. (New York)(1)	6,400	25,280
Kinross Gold Corp. (New York)(1)	3,409,657	24,617,724
Kirkland Lake Gold Ltd.	655,278	26,981,467
OceanaGold Corp.(1)	2,327,400	5,417,342
Orezone Gold Corp.(1)	5,400,000	3,420,742
Osisko Gold Royalties Ltd.	8,000	80,000
Pan American Silver Corp. (NASDAQ)	537,800	16,343,742
Pretium Resources, Inc.(1)	405,300	3,404,520
Roxgold, Inc.(1)	1,618,400	1,823,919
Sandstorm Gold Ltd.(1)	565,900	5,431,406
Sandstorm Gold Ltd. (New York)(1)	5,900	56,758
SEMAFO, Inc.(1)	1,020,900	3,481,708
Silvercorp Metals, Inc.	685,700	3,682,209
SSR Mining, Inc.(1)	229,700	4,899,501
Torex Gold Resources, Inc.(1)	258,100	4,066,558
Wesdome Gold Mines Ltd.(1)	242,500	2,095,260
Wheaton Precious Metals Corp.	870,500	38,345,525
10

	Shares	Value
Yamana Gold, Inc. (New York)	2,966,881	$16,199,170
		410,804,882
China — 0.2%
Shandong Gold Mining Co. Ltd., H Shares	870,450	1,875,037
Peru — 0.3%
Cia de Minas Buenaventura SAA, ADR	232,400	2,124,136
South Africa — 7.7%
AngloGold Ashanti Ltd.	149,802	4,398,584
AngloGold Ashanti Ltd., ADR	912,476	26,908,917
Gold Fields Ltd.	498,310	4,711,026
Gold Fields Ltd., ADR	1,953,100	18,359,140
Harmony Gold Mining Co. Ltd., ADR(1)	740,600	3,088,302
		57,465,969
United Kingdom — 1.2%
Centamin plc	3,160,000	7,191,423
Highland Gold Mining Ltd.	200,300	576,579
Petropavlovsk plc(1)	4,787,800	1,491,382
		9,259,384
United States — 17.7%
Coeur Mining, Inc.(1)	577,400	2,933,192
Gold Resource Corp.	173,500	713,085
Hecla Mining Co.	1,000,000	3,270,000
Newmont Corp.	1,632,480	100,789,315
Royal Gold, Inc.	200,921	24,978,499
		132,684,091
TOTAL COMMON STOCKS (Cost $378,661,146)		720,219,867
EXCHANGE-TRADED FUNDS — 2.5%
SPDR Gold Shares(1)	43,000	7,196,910
VanEck Vectors Junior Gold Miners ETF	227,200	11,264,576
TOTAL EXCHANGE-TRADED FUNDS (Cost $17,485,233)		18,461,486
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $5,419,879), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $5,315,787)		5,315,784
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $7,060,541), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $6,922,010)		6,922,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	17,258	17,258
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,255,042)		12,255,042
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $408,401,421)		750,936,395
OTHER ASSETS AND LIABILITIES†		(370,380)
TOTAL NET ASSETS — 100.0%		$750,566,015

11

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
† Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $408,401,421)	$750,936,395
Cash	15,556
Receivable for capital shares sold	992,477
Dividends and interest receivable	281,426
752,225,854

Liabilities
Payable for capital shares redeemed	1,287,882
Accrued management fees	361,668
Distribution and service fees payable	10,289
1,659,839

Net Assets	$750,566,015

Net Assets Consist of:
Capital (par value and paid-in surplus)	$545,645,166
Distributable earnings	204,920,849
$750,566,015

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$644,945,956	47,297,811	$13.64
I Class, $0.01 Par Value	$74,729,996	5,418,382	$13.79
A Class, $0.01 Par Value	$15,797,864	1,185,124	$13.33*
C Class, $0.01 Par Value	$4,628,436	366,516	$12.63
R Class, $0.01 Par Value	$10,463,763	794,707	$13.17
*Maximum offering price $14.14 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $449,373)	$5,506,702
Interest	65,135
Securities lending, net	46,828
5,618,665

Expenses:
Management fees	3,569,397
Distribution and service fees:
A Class	30,885
C Class	35,721
R Class	35,634
Directors' fees and expenses	41,587
Other expenses	1,736
3,714,960

Net investment income (loss)	1,903,705

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	17,109,741
Foreign currency translation transactions	(148,938)
16,960,803

Change in net unrealized appreciation (depreciation) on:
Investments	184,512,702
Translation of assets and liabilities in foreign currencies	(2,499)
184,510,203

Net realized and unrealized gain (loss)	201,471,006

Net Increase (Decrease) in Net Assets Resulting from Operations	$203,374,711

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$1,903,705	$3,046,382
Net realized gain (loss)	16,960,803	(5,164,354)
Change in net unrealized appreciation (depreciation)	184,510,203	62,975,001
Net increase (decrease) in net assets resulting from operations	203,374,711	60,857,029

Distributions to Shareholders
From earnings:
Investor Class	(4,394,193)	—
I Class	(560,018)	—
A Class	(82,256)	—
R Class	(25,464)	—
Decrease in net assets from distributions	(5,061,931)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	103,964,323	11,193,212

Net increase (decrease) in net assets	302,277,103	72,050,241

Net Assets
Beginning of period	448,288,912	376,238,671
End of period	$750,566,015	$448,288,912

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Gold Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to realize a total return (capital growth and dividends) consistent with investment in securities of companies that are engaged in mining, processing, fabricating or distributing gold or other precious metals throughout the world.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
16

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually.
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of
18

0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $365,065,310 and $273,245,016, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	360,000,000		360,000,000
Sold	23,530,168	$259,679,350	11,498,013	$91,760,087
Issued in reinvestment of distributions	404,401	4,136,691	—	—
Redeemed	(17,491,083)	(190,197,797)	(11,133,781)	(91,058,012)
	6,443,486	73,618,244	364,232	702,075
I Class/Shares Authorized	30,000,000		30,000,000
Sold	5,075,948	56,439,549	5,463,516	43,020,050
Issued in reinvestment of distributions	53,180	559,735	—	—
Redeemed	(2,808,552)	(30,720,336)	(3,919,422)	(33,623,403)
	2,320,576	26,278,948	1,544,094	9,396,647
A Class/Shares Authorized	20,000,000		20,000,000
Sold	902,594	9,720,707	688,777	5,511,378
Issued in reinvestment of distributions	8,049	80,011	—	—
Redeemed	(806,308)	(8,517,206)	(497,467)	(3,985,567)
	104,335	1,283,512	191,310	1,525,811
C Class/Shares Authorized	15,000,000		15,000,000
Sold	134,297	1,385,471	123,257	914,110
Redeemed	(98,829)	(1,015,442)	(99,114)	(753,262)
	35,468	370,029	24,143	160,848
R Class/Shares Authorized	20,000,000		20,000,000
Sold	800,388	8,567,549	266,925	2,079,551
Issued in reinvestment of distributions	2,590	25,464	—	—
Redeemed	(599,664)	(6,179,423)	(339,420)	(2,671,720)
	203,314	2,413,590	(72,495)	(592,169)
Net increase (decrease)	9,107,179	$103,964,323	2,051,284	$11,193,212

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$106,006,368	—
Canada	$327,472,261	83,332,621	—
China	—	1,875,037	—
South Africa	48,356,359	9,109,610	—
United Kingdom	—	9,259,384	—
Other Countries	134,808,227	—	—
Exchange-Traded Funds	18,461,486	—	—
Temporary Cash Investments	17,258	12,237,784	—
	$529,115,591	$221,820,804	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries. Gold stocks are generally considered speculative because of high share price volatility. The price of gold will likely impact the value of the companies in which the fund invests. The price of gold will fluctuate, sometimes considerably. Though many investors believe that gold investments hedge against inflation, currency devaluations and stock market declines, there is no guarantee that these historical inverse relationships will continue.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$5,061,931	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$420,263,049
Gross tax appreciation of investments	$333,817,628
Gross tax depreciation of investments	(3,144,282)
Net tax appreciation (depreciation) of investments	330,673,346
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	3,639
Net tax appreciation (depreciation)	$330,676,985
Undistributed ordinary income	$874,061
Accumulated short-term capital losses	$(41,701,713)
Accumulated long-term capital losses	$(84,928,484)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.76	0.04	3.94	3.98	(0.10)	$13.64	41.12%	0.67%	0.35%	50%	$644,946
2019	$8.58	0.07	1.11	1.18	—	$9.76	13.75%	0.67%	0.84%	47%	$398,804
2018	$8.25	0.04	0.29	0.33	—	$8.58	4.00%	0.66%	0.47%	37%	$347,311
2017	$11.66	—(3)	(2.57)	(2.57)	(0.84)	$8.25	(21.33)%	0.67%	0.05%	27%	$351,207
2016	$7.21	—(3)	4.45	4.45	—	$11.66	61.72%	0.68%	0.06%	11%	$474,952
I Class
2020	$9.88	0.06	3.98	4.04	(0.13)	$13.79	41.34%	0.47%	0.55%	50%	$74,730
2019	$8.67	0.08	1.13	1.21	—	$9.88	13.96%	0.47%	1.04%	47%	$30,608
2018	$8.32	0.06	0.29	0.35	—	$8.67	4.21%	0.46%	0.67%	37%	$13,464
2017	$11.75	0.02	(2.60)	(2.58)	(0.85)	$8.32	(21.17)%	0.47%	0.25%	27%	$14,717
2016	$7.25	0.02	4.48	4.50	—	$11.75	62.07%	0.48%	0.26%	11%	$15,579
A Class
2020	$9.54	0.01	3.85	3.86	(0.07)	$13.33	40.72%	0.92%	0.10%	50%	$15,798
2019	$8.40	0.05	1.09	1.14	—	$9.54	13.57%	0.92%	0.59%	47%	$10,311
2018	$8.11	0.02	0.27	0.29	—	$8.40	3.58%	0.91%	0.22%	37%	$7,475
2017	$11.47	(0.02)	(2.52)	(2.54)	(0.82)	$8.11	(21.45)%	0.92%	(0.20)%	27%	$7,895
2016	$7.11	(0.01)	4.37	4.36	—	$11.47	61.32%	0.93%	(0.19)%	11%	$15,196

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$9.04	(0.07)	3.66	3.59	—	$12.63	39.71%	1.67%	(0.65)%	50%	$4,628
2019	$8.03	(0.01)	1.02	1.01	—	$9.04	12.58%	1.67%	(0.16)%	47%	$2,994
2018	$7.80	(0.04)	0.27	0.23	—	$8.03	2.95%	1.66%	(0.53)%	37%	$2,463
2017	$11.07	(0.09)	(2.43)	(2.52)	(0.75)	$7.80	(22.04)%	1.67%	(0.95)%	27%	$2,284
2016	$6.91	(0.06)	4.22	4.16	—	$11.07	60.20%	1.68%	(0.94)%	11%	$2,589
R Class
2020	$9.42	(0.01)	3.80	3.79	(0.04)	$13.17	40.44%	1.17%	(0.15)%	50%	$10,464
2019	$8.32	0.02	1.08	1.10	—	$9.42	13.22%	1.17%	0.34%	47%	$5,573
2018	$8.05	—(3)	0.27	0.27	—	$8.32	3.35%	1.16%	(0.03)%	37%	$5,524
2017	$11.39	(0.04)	(2.50)	(2.54)	(0.80)	$8.05	(21.63)%	1.17%	(0.45)%	27%	$4,517
2016	$7.08	(0.03)	4.34	4.31	—	$11.39	60.88%	1.18%	(0.44)%	11%	$5,176

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Gold Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
28

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the five- and ten-year periods and below its benchmark for the one- and three-year periods reviewed
29

by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
30

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for for the fiscal year ended June 30, 2020.
For corporate taxpayers, the fund hereby designates $2,665,420, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

For the fiscal year ended June 30, 2020, the fund intends to pass through to shareholders foreign source income of $4,671,321 and foreign taxes paid of $420,068, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on June 30, 2020 are $0.0848 and $0.0076, respectively.
34

Notes
35

Notes
36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92988 2008

Annual Report

June 30, 2020

Income & Growth Fund
Investor Class (BIGRX)
I Class (AMGIX)
A Class (AMADX)
C Class (ACGCX)
R Class (AICRX)
R5 Class (AICGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BIGRX	1.70%	7.28%	11.82%	—	12/17/90
Russell 1000 Value Index	—	-8.84%	4.64%	10.40%	—	—
S&P 500 Index	—	7.51%	10.72%	13.98%	—	—
I Class	AMGIX	1.90%	7.50%	12.04%	—	1/28/98
A Class	AMADX					12/15/97
No sales charge		1.46%	7.02%	11.54%	—
With sales charge		-4.37%	5.76%	10.88%	—
C Class	ACGCX	0.68%	6.22%	10.71%	—	6/28/01
R Class	AICRX	1.18%	6.75%	11.26%	—	8/29/03
R5 Class	AICGX	1.90%	—	—	6.96%	4/10/17
Effective July 1, 2020, the fund's benchmark changed from the S&P 500 Index to the Russell 1000 Value Index. The fund's investment advisor believes that the Russell 1000 Value Index aligns better with the fund's strategy.

Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $30,581

Russell 1000 Value Index — $26,923

S&P 500 Index — $37,031

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.67%	0.47%	0.92%	1.67%	1.17%	0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Steven Rossi and Claudia Musat

In April 2020, Brian Garbe departed the fund's portfolio management team and Steven Rossi joined.

Effective August 2020, portfolio manager Claudia Musat will leave the fund’s portfolio management team, and Yulin Long will join the fund as a portfolio manager.
Performance Summary

Income & Growth returned 1.70%* for the fiscal year ended June 30, 2020, compared with the 7.51% return of its benchmark, the S&P 500 Index.

Income & Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Stock selections in the information technology, real estate and financials sectors were the main detractors from fund performance, while positioning in industrials and utilities was additive.

Security Selection within Information Technology Detracted Most From Relative Returns

Stock choices in information technology weighed most heavily on the fund’s 12-month results. Selections in the semiconductors and semiconductor equipment industry were the main headwind. A lack of exposure to chipmaker NVIDIA was among the leading individual detractors from performance. Demand for NVIDIA’s gaming chips was high throughout the period but spiked starting in March, when widespread pandemic lockdown measures caused game manufacturers to purchase large amounts of the chips out of fear that production would stop. Positioning within the communications equipment industry also detracted, as did stock selection in IT services. Within the communications equipment and software industries, positions in Cisco Systems and Zscaler, respectively, were also among the leading detractors from overall results. We have since eliminated our position in Zscaler.

Within real estate, Lamar Advertising, an equity real estate investment trust, weighed heavily on returns. It was among the top individual detractors from performance. The stock began the period with upward momentum but fell in late February as the spread of COVID-19 led businesses to curtail advertising spending. Positions in other stocks such as VICI Properties, WP Carey and Realty Income also provided a headwind to results. Amid the lockdown, widespread concerns over tenant ability to pay rent as foot traffic at retail centers fell and commercial office space sat unused worked to depress prices. We have since closed our positions in Lamar Advertising, VICI Properties and WP Carey.

Security selections within the financials sector also hurt relative results. Positioning within banks was problematic. Late in the year, a low-rate environment cut into banks’ profitability on lending products. Investors also showed concern over the loan portfolios on many banks balance sheets as borrowers’ future ability to make loan payments was questioned amid widespread unemployment stemming from the pandemic. An overweight to KeyCorp was among the leading individual detractors for the period. We have since exited the stock. Security choices within capital markets also provided a headwind, as did those within the insurance industry.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Positioning in Industrials and Utilities Benefits Returns

Stock selection within industrials was the primary contributor to relative results. Positioning within aerospace and defense provided a tailwind to returns. Reduced exposure to The Boeing Co. was a leading individual contributor to relative results. The company was plagued throughout the first half of the period by continued issues with its 737 MAX airliner and governance concerns. In the second half of the year, the stock price came under additional pressure due to canceled orders for its aircraft. Business and consumer travel ground to a halt due to the COVID-19 pandemic, affecting airline companies’ demand for Boeing jets. We have exited the stock. Reduced exposure to several other companies within the sector also provided a tailwind, such as General Electric and Honeywell International. Within trading companies and distributors, an overweight to Fastenal was among the leading individual contributors to returns. Avoidance of several airline stocks also worked to bolster relative results. The companies struggled during the latter half of the period due to reduced travel.

In the utilities sector, reduced exposure to several multi-utilities companies that underperformed the broader market during the period helped to bolster relative returns. The same was true of independent power and renewable electricity producers and gas utilities companies. A similar theme occurred in the energy sector, where prices were hurt by reduced consumer demand brought on by lockdown measures and a price war between Saudi Arabia and Russia. Avoidance of several energy equipment and services companies, which are located in the index, worked to benefit relative results.

Portfolio Positioning

We employ a structured, disciplined investment approach for both stock selection and portfolio construction. We incorporate measures of valuation, quality, growth and sentiment into our stock-selection process, with the aim of producing consistent long-term performance. We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. As a result of this approach and our risk-control process, which seeks to limit active risk at the sector and industry level, we will have only modest sector overweights/underweights at any given time.

At period-end, industrials was the largest relative overweight. We increased our position during the year, as our model indicates desirable opportunities in the air freight and logistics, machinery and trading companies and distributors industries. Elsewhere, information technology was the largest absolute weight and second-largest relative overweight. We increased our allocation to the sector as attractive opportunities became available in the wake of the bear market. Based on our models, we are currently seeing opportunities in the computers and peripherals and semiconductors and semiconductor equipment industries. Conversely, we are comparatively underweight consumer discretionary and financials stocks. Within consumer discretionary, our underweight is in part due to our limited exposure to the specialty retail and textiles, apparel and luxury goods industries, which score poorly on multiple factors. Our financials sector underweight position reflects a lack of opportunity in this area across most factors in the stock selection model, particularly within the capital markets and diversified financial services industries.

6

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	5.8%
Microsoft Corp.	5.7%
Amazon.com, Inc.	4.2%
Alphabet, Inc., Class A	3.4%
Facebook, Inc., Class A	2.3%
Verizon Communications, Inc.	1.7%
Johnson & Johnson	1.7%
AT&T, Inc.	1.6%
Bristol-Myers Squibb Co.	1.6%
Broadcom, Inc.	1.6%

Top Five Industries	% of net assets
Software	9.2%
Technology Hardware, Storage and Peripherals	7.9%
Pharmaceuticals	6.4%
Interactive Media and Services	5.7%
Semiconductors and Semiconductor Equipment	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.0%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.2%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$934.40	$3.22	0.67%
I Class	$1,000	$935.30	$2.26	0.47%
A Class	$1,000	$933.20	$4.42	0.92%
C Class	$1,000	$929.70	$8.01	1.67%
R Class	$1,000	$932.00	$5.62	1.17%
R5 Class	$1,000	$935.30	$2.26	0.47%
Hypothetical
Investor Class	$1,000	$1,021.53	$3.37	0.67%
I Class	$1,000	$1,022.53	$2.36	0.47%
A Class	$1,000	$1,020.29	$4.62	0.92%
C Class	$1,000	$1,016.56	$8.37	1.67%
R Class	$1,000	$1,019.05	$5.87	1.17%
R5 Class	$1,000	$1,022.53	$2.36	0.47%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 97.0%
Aerospace and Defense — 0.2%
Lockheed Martin Corp.	12,262	$4,474,649
Air Freight and Logistics — 1.0%
United Parcel Service, Inc., Class B	189,508	21,069,499
Airlines — 0.1%
Delta Air Lines, Inc.	61,380	1,721,709
Banks — 4.6%
Bank of America Corp.	728,923	17,311,921
Citigroup, Inc.	213,338	10,901,572
Fifth Third Bancorp	98,197	1,893,238
JPMorgan Chase & Co.	269,862	25,383,220
PNC Financial Services Group, Inc. (The)	100,709	10,595,594
Prosperity Bancshares, Inc.	83,344	4,948,967
Regions Financial Corp.	366,150	4,071,588
SVB Financial Group(1)	17,764	3,828,675
Truist Financial Corp.	36,394	1,366,595
U.S. Bancorp	49,364	1,817,582
Wells Fargo & Co.	312,367	7,996,595
Zions Bancorp N.A.	110,077	3,742,618
		93,858,165
Beverages — 1.9%
Coca-Cola Co. (The)	19,952	891,455
Molson Coors Beverage Co., Class B	417,461	14,343,960
Monster Beverage Corp.(1)	47,054	3,261,783
PepsiCo, Inc.	158,299	20,936,626
		39,433,824
Biotechnology — 3.4%
AbbVie, Inc.	161,937	15,898,974
Amgen, Inc.	97,164	22,917,101
Biogen, Inc.(1)	22,196	5,938,540
Gilead Sciences, Inc.	260,049	20,008,170
Regeneron Pharmaceuticals, Inc.(1)	6,558	4,089,897
		68,852,682
Building Products — 0.6%
Fortune Brands Home & Security, Inc.	54,500	3,484,185
Johnson Controls International plc	36,916	1,260,312
Masco Corp.	149,387	7,500,722
		12,245,219
Capital Markets — 1.5%
Ameriprise Financial, Inc.	22,944	3,442,518
Cboe Global Markets, Inc.	41,910	3,909,365
FactSet Research Systems, Inc.	9,345	3,069,552
Moody's Corp.	12,811	3,519,566
T. Rowe Price Group, Inc.	138,505	17,105,367
		31,046,368
Chemicals — 0.4%
Dow, Inc.	71,778	2,925,672
10

	Shares	Value
Eastman Chemical Co.	89,491	$6,232,153
		9,157,825
Commercial Services and Supplies — 0.1%
Waste Management, Inc.	12,437	1,317,203
Communications Equipment — 1.5%
Cisco Systems, Inc.	420,017	19,589,593
Juniper Networks, Inc.	326,576	7,465,527
Motorola Solutions, Inc.	31,330	4,390,273
		31,445,393
Consumer Finance — 0.1%
Discover Financial Services	27,359	1,370,412
Containers and Packaging — 1.8%
Amcor plc	1,349,459	13,777,976
International Paper Co.	539,508	18,996,077
Packaging Corp. of America	27,949	2,789,310
		35,563,363
Diversified Consumer Services — 0.1%
H&R Block, Inc.	113,604	1,622,265
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B(1)	85,040	15,180,490
Diversified Telecommunication Services — 3.3%
AT&T, Inc.	1,102,987	33,343,297
Verizon Communications, Inc.	625,165	34,465,346
		67,808,643
Electric Utilities — 1.8%
Evergy, Inc.	59,687	3,538,842
IDACORP, Inc.	10,673	932,500
NextEra Energy, Inc.	36,831	8,845,701
NRG Energy, Inc.	174,832	5,692,530
OGE Energy Corp.	272,994	8,288,098
PPL Corp.	349,180	9,022,811
		36,320,482
Electrical Equipment — 0.8%
Eaton Corp. plc	72,514	6,343,525
Emerson Electric Co.	161,435	10,013,813
		16,357,338
Entertainment — 0.9%
Activision Blizzard, Inc.	57,017	4,327,590
Electronic Arts, Inc.(1)	78,755	10,399,598
Zynga, Inc., Class A(1)	352,419	3,362,077
		18,089,265
Equity Real Estate Investment Trusts (REITs) — 2.9%
Digital Realty Trust, Inc.	57,033	8,104,960
Extra Space Storage, Inc.	83,278	7,692,389
Healthcare Trust of America, Inc., Class A	92,874	2,463,019
Industrial Logistics Properties Trust	59,022	1,212,902
Life Storage, Inc.	82,875	7,868,981
National Retail Properties, Inc.	112,538	3,992,848
Prologis, Inc.	85,991	8,025,540
Public Storage	15,246	2,925,555
Realty Income Corp.	233,548	13,896,106
11

	Shares	Value
Simon Property Group, Inc.	24,645	$1,685,225
		57,867,525
Food and Staples Retailing — 0.4%
Sysco Corp.	63,774	3,485,887
Walgreens Boots Alliance, Inc.	40,833	1,730,911
Walmart, Inc.	28,919	3,463,918
		8,680,716
Food Products — 2.5%
Campbell Soup Co.	72,231	3,584,825
General Mills, Inc.	427,858	26,377,446
Hershey Co. (The)	67,204	8,710,982
Kellogg Co.	194,505	12,849,000
		51,522,253
Health Care Equipment and Supplies — 1.5%
Abbott Laboratories	96,769	8,847,590
Baxter International, Inc.	63,854	5,497,829
DexCom, Inc.(1)	7,649	3,100,905
Edwards Lifesciences Corp.(1)	48,798	3,372,430
Medtronic plc	108,012	9,904,700
		30,723,454
Health Care Providers and Services — 1.7%
Cardinal Health, Inc.	232,275	12,122,432
Cigna Corp.	14,899	2,795,798
CVS Health Corp.	105,601	6,860,897
Humana, Inc.	12,435	4,821,671
McKesson Corp.	26,422	4,053,663
UnitedHealth Group, Inc.	12,488	3,683,336
		34,337,797
Health Care Technology — 0.3%
Cerner Corp.	90,913	6,232,086
Hotels, Restaurants and Leisure — 1.0%
Darden Restaurants, Inc.	25,441	1,927,665
McDonald's Corp.	53,548	9,878,000
Starbucks Corp.	75,872	5,583,420
Vail Resorts, Inc.	14,781	2,692,359
		20,081,444
Household Durables — 0.2%
Leggett & Platt, Inc.	90,852	3,193,448
Household Products — 2.4%
Clorox Co. (The)	47,757	10,476,453
Colgate-Palmolive Co.	29,794	2,182,708
Kimberly-Clark Corp.	109,275	15,446,021
Procter & Gamble Co. (The)	175,336	20,964,926
		49,070,108
Industrial Conglomerates — 1.9%
3M Co.	134,592	20,995,006
Carlisle Cos., Inc.	39,379	4,712,485
Honeywell International, Inc.	89,530	12,945,143
		38,652,634
Insurance — 1.3%
Marsh & McLennan Cos., Inc.	28,216	3,029,552
MetLife, Inc.	124,418	4,543,745
12

	Shares	Value
Old Republic International Corp.	564,109	$9,200,618
Prudential Financial, Inc.	39,502	2,405,672
Travelers Cos., Inc. (The)	70,563	8,047,710
		27,227,297
Interactive Media and Services — 5.7%
Alphabet, Inc., Class A(1)	47,706	67,649,493
Facebook, Inc., Class A(1)	208,378	47,316,393
		114,965,886
Internet and Direct Marketing Retail — 4.6%
Amazon.com, Inc.(1)	30,706	84,712,327
eBay, Inc.	160,900	8,439,205
		93,151,532
IT Services — 4.1%
Automatic Data Processing, Inc.	46,650	6,945,719
International Business Machines Corp.	248,962	30,067,141
Mastercard, Inc., Class A	10,672	3,155,710
Paychex, Inc.	195,694	14,823,821
Visa, Inc., Class A	50,049	9,667,965
Western Union Co. (The)	850,815	18,394,620
		83,054,976
Life Sciences Tools and Services — 0.3%
Agilent Technologies, Inc.	79,823	7,053,959
Machinery — 2.1%
Caterpillar, Inc.	56,533	7,151,424
Cummins, Inc.	160,833	27,865,926
Snap-on, Inc.	50,359	6,975,225
		41,992,575
Media — 0.9%
Discovery, Inc., Class C(1)	199,575	3,843,814
Interpublic Group of Cos., Inc. (The)	799,130	13,713,071
		17,556,885
Metals and Mining — 0.4%
Reliance Steel & Aluminum Co.	38,554	3,659,931
Steel Dynamics, Inc.	163,368	4,262,271
		7,922,202
Multi-Utilities — 0.2%
Dominion Energy, Inc.	38,710	3,142,478
Multiline Retail — 0.7%
Target Corp.	115,312	13,829,368
Oil, Gas and Consumable Fuels — 3.5%
Chevron Corp.	336,199	29,999,037
ConocoPhillips	87,602	3,681,036
EOG Resources, Inc.	80,519	4,079,092
Exxon Mobil Corp.	371,472	16,612,228
Kinder Morgan, Inc.	321,597	4,878,626
Phillips 66	37,409	2,689,707
Valero Energy Corp.	118,773	6,986,228
Williams Cos., Inc. (The)	152,883	2,907,835
		71,833,789
Personal Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	15,421	2,909,634
13

	Shares	Value
Pharmaceuticals — 6.4%
Bristol-Myers Squibb Co.	548,680	$32,262,384
Eli Lilly & Co.	16,933	2,780,060
Jazz Pharmaceuticals plc(1)	44,955	4,960,335
Johnson & Johnson	240,180	33,776,513
Merck & Co., Inc.	323,847	25,043,088
Mylan NV(1)	241,839	3,888,771
Pfizer, Inc.	828,888	27,104,638
		129,815,789
Professional Services — 0.2%
Robert Half International, Inc.	69,330	3,662,704
Road and Rail — 0.4%
Kansas City Southern	26,511	3,957,827
Union Pacific Corp.	21,355	3,610,490
		7,568,317
Semiconductors and Semiconductor Equipment — 5.1%
Applied Materials, Inc.	114,796	6,939,418
Broadcom, Inc.	102,076	32,216,207
Intel Corp.	231,754	13,865,842
Lam Research Corp.	11,531	3,729,817
Maxim Integrated Products, Inc.	146,684	8,890,517
QUALCOMM, Inc.	116,255	10,603,619
Texas Instruments, Inc.	215,225	27,327,118
		103,572,538
Software — 9.2%
Adobe, Inc.(1)	39,617	17,245,676
Autodesk, Inc.(1)	15,049	3,599,570
Cadence Design Systems, Inc.(1)	25,594	2,456,000
Intuit, Inc.	11,621	3,442,024
Microsoft Corp.	568,482	115,691,772
NortonLifeLock, Inc.	450,285	8,929,152
Oracle Corp. (New York)	59,931	3,312,387
salesforce.com, Inc.(1)	90,007	16,861,011
ServiceNow, Inc.(1)	27,204	11,019,252
VMware, Inc., Class A(1)	21,573	3,340,795
		185,897,639
Specialty Retail — 2.3%
AutoZone, Inc.(1)	2,206	2,488,633
Best Buy Co., Inc.	143,763	12,546,197
Home Depot, Inc. (The)	125,029	31,321,015
		46,355,845
Technology Hardware, Storage and Peripherals — 7.9%
Apple, Inc.	324,827	118,496,890
HP, Inc.	826,677	14,408,980
NetApp, Inc.	315,846	14,014,087
Seagate Technology plc	265,108	12,833,878
		159,753,835
Textiles, Apparel and Luxury Goods — 0.2%
Ralph Lauren Corp.	57,207	4,148,652
Trading Companies and Distributors — 1.8%
Fastenal Co.	416,821	17,856,612
14

	Shares	Value
W.W. Grainger, Inc.	19,931	$6,261,523
Watsco, Inc.	69,675	12,381,247
		36,499,382
TOTAL COMMON STOCKS (Cost $1,538,528,925)		1,969,211,541
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $24,719,697), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $24,244,940)		24,244,927
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.125%, 01/15/30, valued at $32,204,555), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $31,573,044)		31,573,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	77,560	77,560
TOTAL TEMPORARY CASH INVESTMENTS (Cost $55,895,487)		55,895,487
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $1,594,424,412)		2,025,107,028
OTHER ASSETS AND LIABILITIES — 0.2%		4,192,467
TOTAL NET ASSETS — 100.0%		$2,029,299,495

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	266	September 2020	$13,300	$41,099,660	$884,027

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
15

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $1,594,424,412)	$2,025,107,028
Deposits with broker for futures contracts	3,192,000
Receivable for capital shares sold	974,842
Receivable for variation margin on futures contracts	565,250
Dividends and interest receivable	1,562,557
2,031,401,677

Liabilities
Payable for capital shares redeemed	1,011,483
Accrued management fees	1,051,932
Distribution and service fees payable	38,767
2,102,182

Net Assets	$2,029,299,495

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,564,132,354
Distributable earnings	465,167,141
$2,029,299,495

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,588,536,921	44,137,434	$35.99
I Class, $0.01 Par Value	$272,306,984	7,553,742	$36.05
A Class, $0.01 Par Value	$130,397,742	3,629,618	$35.93*
C Class, $0.01 Par Value	$7,451,620	207,902	$35.84
R Class, $0.01 Par Value	$14,217,872	395,273	$35.97
R5 Class, $0.01 Par Value	$16,388,356	454,486	$36.06
*Maximum offering price $38.12 (net asset value divided by 0.9425).

See Notes to Financial Statements.
16

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$57,318,552
Interest	630,991
Securities lending, net	158,373
58,107,916

Expenses:
Management fees	13,401,156
Distribution and service fees:
A Class	349,656
C Class	81,942
R Class	95,027
Directors' fees and expenses	161,857
Other expenses	11,423
14,101,061

Net investment income (loss)	44,006,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	42,593,197
Futures contract transactions	3,397,912
45,991,109

Change in net unrealized appreciation (depreciation) on:
Investments	(51,179,283)
Futures contracts	884,027
(50,295,256)

Net realized and unrealized gain (loss)	(4,304,147)

Net Increase (Decrease) in Net Assets Resulting from Operations	$39,702,708

See Notes to Financial Statements.
17

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$44,006,855	$45,547,410
Net realized gain (loss)	45,991,109	78,603,188
Change in net unrealized appreciation (depreciation)	(50,295,256)	(26,164,480)
Net increase (decrease) in net assets resulting from operations	39,702,708	97,986,118

Distributions to Shareholders
From earnings:
Investor Class	(67,946,479)	(184,522,529)
I Class	(12,272,211)	(29,223,053)
A Class	(5,399,427)	(15,989,055)
C Class	(260,089)	(863,598)
R Class	(665,352)	(2,594,469)
R5 Class	(617,245)	(1,482,829)
Decrease in net assets from distributions	(87,160,803)	(234,675,533)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(137,072,165)	130,765,006

Net increase (decrease) in net assets	(184,530,260)	(5,924,409)

Net Assets
Beginning of period	2,213,829,755	2,219,754,164
End of period	$2,029,299,495	$2,213,829,755

See Notes to Financial Statements.
18

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing in common stocks. Income is a secondary objective.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

19

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

20

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.3380% to 0.5200%	0.2500% to 0.3100%	0.66%
I Class		0.0500% to 0.1100%	0.46%
A Class		0.2500% to 0.3100%	0.66%
C Class		0.2500% to 0.3100%	0.66%
R Class		0.2500% to 0.3100%	0.66%
R5 Class		0.0500% to 0.1100%	0.46%

21

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $55,595,370 and $47,701,341, respectively. The effect of interfund transactions on the Statement of Operations was $7,448,889 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $2,039,418,038 and $2,252,798,535, respectively.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	370,000,000		370,000,000
Sold	2,749,247	$97,021,684	3,531,134	$132,444,830
Issued in reinvestment of distributions	1,711,370	64,723,217	5,087,471	176,541,937
Redeemed	(6,693,738)	(242,453,016)	(6,474,475)	(243,095,222)
	(2,233,121)	(80,708,115)	2,144,130	65,891,545
I Class/Shares Authorized	40,000,000		40,000,000
Sold	1,482,368	52,890,938	2,716,347	98,765,501
Issued in reinvestment of distributions	317,816	12,031,531	814,500	28,358,276
Redeemed	(2,559,456)	(94,053,880)	(2,143,883)	(81,643,945)
	(759,272)	(29,131,411)	1,386,964	45,479,832
A Class/Shares Authorized	50,000,000		50,000,000
Sold	681,396	24,560,801	799,389	30,028,792
Issued in reinvestment of distributions	129,109	4,884,893	422,928	14,629,031
Redeemed	(1,324,116)	(48,422,778)	(1,004,009)	(37,933,837)
	(513,611)	(18,977,084)	218,308	6,723,986
C Class/Shares Authorized	15,000,000		15,000,000
Sold	45,917	1,621,543	94,306	3,495,190
Issued in reinvestment of distributions	6,114	232,367	22,498	772,317
Redeemed	(92,408)	(3,276,568)	(85,258)	(3,171,487)
	(40,377)	(1,422,658)	31,546	1,096,020
R Class/Shares Authorized	20,000,000		20,000,000
Sold	134,521	4,748,380	269,308	9,978,276
Issued in reinvestment of distributions	11,377	431,716	31,358	1,083,316
Redeemed	(421,061)	(15,387,717)	(269,160)	(10,039,390)
	(275,163)	(10,207,621)	31,506	1,022,202
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	176,026	6,570,965	336,733	13,331,436
Issued in reinvestment of distributions	16,359	616,770	42,842	1,482,829
Redeemed	(106,978)	(3,813,011)	(117,421)	(4,262,844)
	85,407	3,374,724	262,154	10,551,421
Net increase (decrease)	(3,736,137)	$(137,072,165)	4,074,608	$130,765,006

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

23

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,969,211,541	—	—
Temporary Cash Investments	77,560	$55,817,927	—
	$1,969,289,101	$55,817,927	—
Other Financial Instruments
Futures Contracts	$884,027	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $15,992 futures contracts purchased.
The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $565,250 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $3,397,912 in net realized gain (loss) on futures contract transactions and $884,027 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

24

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$44,101,500	$79,811,845
Long-term capital gains	$43,059,303	$154,863,688

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,598,073,117
Gross tax appreciation of investments	$511,537,889
Gross tax depreciation of investments	(84,503,978)
Net tax appreciation (depreciation) of investments	$427,033,911
Undistributed ordinary income	$1,401,117
Accumulated long-term gains	$36,732,113
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Corporate Event

The fund will be renamed to Disciplined Core Value Fund effective September 25, 2020.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$36.82	0.76	(0.07)	0.69	(0.77)	(0.75)	(1.52)	$35.99	1.70%	0.67%	2.08%	100%	$1,588,537
2019	$39.61	0.78	0.63	1.41	(0.73)	(3.47)	(4.20)	$36.82	4.43%	0.67%	2.07%	72%	$1,707,536
2018	$37.90	0.93	4.40	5.33	(0.88)	(2.74)	(3.62)	$39.61	14.32%	0.66%	2.33%	77%	$1,751,738
2017	$33.91	0.79	4.55	5.34	(0.76)	(0.59)	(1.35)	$37.90	15.95%	0.67%	2.16%	81%	$1,691,048
2016	$36.78	0.82	(0.61)	0.21	(0.84)	(2.24)	(3.08)	$33.91	1.00%	0.68%	2.40%	79%	$1,551,664
I Class
2020	$36.88	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.05	1.90%	0.47%	2.28%	100%	$272,307
2019	$39.66	0.85	0.65	1.50	(0.81)	(3.47)	(4.28)	$36.88	4.65%	0.47%	2.27%	72%	$306,583
2018	$37.94	0.99	4.43	5.42	(0.96)	(2.74)	(3.70)	$39.66	14.55%	0.46%	2.53%	77%	$274,687
2017	$33.95	0.86	4.55	5.41	(0.83)	(0.59)	(1.42)	$37.94	16.16%	0.47%	2.36%	81%	$181,620
2016	$36.82	0.88	(0.60)	0.28	(0.91)	(2.24)	(3.15)	$33.95	1.21%	0.48%	2.60%	79%	$127,626
A Class
2020	$36.76	0.67	(0.07)	0.60	(0.68)	(0.75)	(1.43)	$35.93	1.46%	0.92%	1.83%	100%	$130,398
2019	$39.55	0.69	0.63	1.32	(0.64)	(3.47)	(4.11)	$36.76	4.18%	0.92%	1.82%	72%	$152,312
2018	$37.85	0.83	4.39	5.22	(0.78)	(2.74)	(3.52)	$39.55	14.03%	0.91%	2.08%	77%	$155,233
2017	$33.87	0.69	4.55	5.24	(0.67)	(0.59)	(1.26)	$37.85	15.65%	0.92%	1.91%	81%	$156,863
2016	$36.74	0.73	(0.61)	0.12	(0.75)	(2.24)	(2.99)	$33.87	0.75%	0.93%	2.15%	79%	$205,390

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$36.68	0.39	(0.08)	0.31	(0.40)	(0.75)	(1.15)	$35.84	0.68%	1.67%	1.08%	100%	$7,452
2019	$39.48	0.41	0.63	1.04	(0.37)	(3.47)	(3.84)	$36.68	3.40%	1.67%	1.07%	72%	$9,107
2018	$37.79	0.53	4.39	4.92	(0.49)	(2.74)	(3.23)	$39.48	13.18%	1.66%	1.33%	77%	$8,557
2017	$33.82	0.42	4.53	4.95	(0.39)	(0.59)	(0.98)	$37.79	14.77%	1.67%	1.16%	81%	$7,368
2016	$36.68	0.47	(0.60)	(0.13)	(0.49)	(2.24)	(2.73)	$33.82	0.01%	1.68%	1.40%	79%	$6,734
R Class
2020	$36.81	0.58	(0.09)	0.49	(0.58)	(0.75)	(1.33)	$35.97	1.18%	1.17%	1.58%	100%	$14,218
2019	$39.59	0.60	0.64	1.24	(0.55)	(3.47)	(4.02)	$36.81	3.95%	1.17%	1.57%	72%	$24,676
2018	$37.89	0.73	4.40	5.13	(0.69)	(2.74)	(3.43)	$39.59	13.73%	1.16%	1.83%	77%	$25,298
2017	$33.91	0.60	4.55	5.15	(0.58)	(0.59)	(1.17)	$37.89	15.34%	1.17%	1.66%	81%	$28,052
2016	$36.77	0.65	(0.60)	0.05	(0.67)	(2.24)	(2.91)	$33.91	0.52%	1.18%	1.90%	79%	$23,290
R5 Class
2020	$36.89	0.83	(0.07)	0.76	(0.84)	(0.75)	(1.59)	$36.06	1.90%	0.47%	2.28%	100%	$16,388
2019	$39.66	0.88	0.63	1.51	(0.81)	(3.47)	(4.28)	$36.89	4.68%	0.47%	2.27%	72%	$13,615
2018	$37.95	0.91	4.50	5.41	(0.96)	(2.74)	(3.70)	$39.66	14.52%	0.46%	2.53%	77%	$4,241
2017(3)	$37.51	0.20	0.43	0.63	(0.19)	—	(0.19)	$37.95	1.68%	0.47%(4)	2.37%(4)	81%(5)	$175

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through June 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Income & Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Income & Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
29

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
31

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
33

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment
34

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
35

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $44,101,500, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $43,059,303, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2020.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92991 2008

Annual Report

June 30, 2020

Multi-Asset Real Return Fund
Investor Class (ASIOX)
I Class (ASINX)
A Class (ASIDX)
C Class (ASIZX)
R Class (ASIUX)
R5 Class (AMRUX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASIOX	-0.26%	3.02%	1.81%	—	4/30/10
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	8.28%	3.74%	3.52%	—	—
I Class	ASINX	-0.01%	3.24%	2.02%	—	4/30/10
A Class	ASIDX					4/30/10
No sales charge		-0.38%	2.79%	1.57%	—
With sales charge		-6.09%	1.58%	0.98%	—
C Class	ASIZX	-1.17%	2.01%	0.80%	—	4/30/10
R Class	ASIUX	-0.70%	2.52%	1.30%	—	4/30/10
R5 Class	AMRUX	0.09%	—	—	4.33%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $11,968

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,132

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.93%	0.73%	1.18%	1.93%	1.43%	0.73%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, John Lovito, Steven Brown and Peruvemba Satish

The fund's Board of Directors has approved plans to liquidate Multi-Asset Real Return on October 16, 2020. Prior to the liquidation, the fund will close to all investments after the close of business on October 9, 2020.

Performance Summary

For the 12 months ended June 30, 2020, Multi-Asset Real Return returned -0.26%.* The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index returned 8.28%. Fund returns reflect operating expenses, while index returns do not.

Portfolio performance reflected the generally challenging backdrop for commodity-related investments. Negative results from these assets in early 2020 overwhelmed positive performance from other portfolio components, particularly fixed-income investments.

Inflation Weakened as Pandemic Triggered Recession

U.S. economic growth remained generally upbeat during the first half of the period, supported by a dovish Federal Reserve (Fed). The U.S. economy grew at an annualized pace of 2.1% in both the third and fourth quarters of 2019. Monthly year-over-year headline inflation (Consumer Price Index) steadily increased amid rising energy prices, ending 2019 at 2.3%. However, annual core inflation (Personal Consumption Expenditures Index), which excludes volatile food and energy prices, remained below the Fed’s 2.0% target. The market’s expectations for longer-term inflation, as measured by the 10-year inflation breakeven rate (the yield difference between 10-year nominal Treasuries and TIPS) increased modestly, which supported returns for inflation-indexed securities.

This backdrop took a dramatic turn in early 2020, when the COVID-19 outbreak expanded into a pandemic. Beginning in late February, U.S. and global growth grinded to a halt as businesses shut down and governments issued stay-at-home orders to slow the virus’s spread. Uncertainty gripped the financial markets, and investors shed stocks and other riskier assets in favor of perceived safe-haven securities, including U.S. Treasuries. Unemployment soared, and the U.S. economy contracted 5% in the first quarter of 2020. Against this backdrop, measures of current inflation plunged, while the 10-year breakeven rate tumbled to a record low in March.

The Fed and the federal government quickly came to the rescue, launching massive stimulus plans to stabilize the financial markets and provide relief to ailing businesses and individuals. These actions helped calm the market unrest and ultimately sparked a sharp second-quarter-2020 rebound among stocks and credit-sensitive securities. Current inflation remained weak, but the 10-year inflation breakeven rate jumped from 0.50% on March 19 to 1.34% on June 30, fueling a rally among TIPS.

Inflation Was Weak Outside the U.S.

Outside the U.S., developed markets central banks expanded their already aggressive stimulus programs in an effort to battle the pandemic’s economic fallout. Nevertheless, economies contracted, and inflation remained weak. At the end of June 2020, year-over-year headline inflation in the eurozone was 0.3%, down from 1.0% a year earlier. Annual headline inflation in the U.K. began the reporting period at 2.1% and ended it at 0.6%. In Japan, the annual inflation rate ended the period at 0.1% compared with 0.7% in June 2019.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structures; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

Commodity Allocations Weighed on Performance

Our exposure to commodity-related investments detracted from results, largely due to energy sector challenges. Already struggling with rising inventories and excess supply, the sector declined amid falling demand due to the pandemic. Additionally, an oil price war erupted when negotiations between Saudi Arabia and Russia failed in early 2020, further pressuring the sector. Oil and other commodities prices plunged in the second half of the reporting period, triggering a steep decline for the asset class for the 12-month period overall. Holdings in the metals and mining industry also weighed on results.

The portfolio’s non-dollar currency overlay strategy modestly detracted from performance. Despite the Fed’s three rate cuts in 2019 and its drop to near-zero interest rate policy in March 2020, the U.S. dollar remained overvalued as investors sought perceived safety in the reserve currency.

Fixed-Income Holdings Contributed to Results

The portfolio’s fixed-income component was the main contributor to performance. U.S. Treasury yields declined significantly during the 12-month period, and bonds generally delivered strong results for the year. Although corporate bonds and securitized securities declined in the first-quarter 2020 sell-off, they bounced back sharply in the final months of the period. TIPS also rallied as breakeven rates recovered. This late-period rebound, combined with solid performance in the first half, led to strong results for the fixed-income portfolio for the 12 months. Our investment-grade corporate bonds, securitized bonds and inflation-linked securities, including an inflation overlay for the non-inflation-linked securities (created with inflation swaps), lifted portfolio performance.

Our equity positions modestly aided performance, largely due to strong performance early and late in the period, which more than offset the effects of the early 2020 sell-off. Within the portfolio’s equity component, we favored exposure to the information technology, health care and industrials sectors. Results from global real estate investment trusts (REITs) were slightly positive. While the rate-sensitive asset class benefited from declining interest rates, the pandemic-driven sell-off weighed on REITs. Uncertainty stemming from COVID-19’s near- and longer-term impact on retail and commercial properties weighed on the sector.

Outlook

We expect annual inflation rates to remain weak in the near term. But we expect higher inflation in the intermediate term, due to the massive increase in U.S. debt, a weaker U.S. dollar and onshoring trends among U.S. businesses. In our view, inflation breakeven rates don’t adequately reflect this likely increase, highlighting continued value in inflation-linked securities.

Within the portfolio, our corporate credit exposure remains somewhat defensive, given challenging economic and earnings backdrops and the potential for ratings downgrades. In addition to focusing on high-quality bonds the Fed is buying via quantitative easing, we’re looking for opportunities created by market dislocations. Elsewhere in the portfolio, we continue to favor select global REITs. In addition to low interest rates, certain holdings should benefit from long-term trends, including the ongoing demand for data centers from the e-commerce industry. We also have a favorable outlook for the information technology and health care sectors, where we believe favorable customer demand trends will continue to drive earnings growth.

Fund Characteristics

JUNE 30, 2020
Types of Investments in Portfolio	% of net assets
Common Stocks	44.9%
U.S. Treasury Securities	33.4%
Corporate Bonds	2.8%
Asset-Backed Securities	2.7%
Collateralized Mortgage Obligations	2.3%
Exchange-Traded Funds	1.1%
Temporary Cash Investments	11.4%
Other Assets and Liabilities	1.4%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$963.00	$4.34	0.89%
I Class	$1,000	$964.60	$3.37	0.69%
A Class	$1,000	$962.70	$5.56	1.14%
C Class	$1,000	$958.40	$9.20	1.89%
R Class	$1,000	$961.30	$6.78	1.39%
R5 Class	$1,000	$964.60	$3.37	0.69%
Hypothetical
Investor Class	$1,000	$1,020.44	$4.47	0.89%
I Class	$1,000	$1,021.43	$3.47	0.69%
A Class	$1,000	$1,019.20	$5.72	1.14%
C Class	$1,000	$1,015.47	$9.47	1.89%
R Class	$1,000	$1,017.95	$6.97	1.39%
R5 Class	$1,000	$1,021.43	$3.47	0.69%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

JUNE 30, 2020

	Shares/Principal Amount	Value
COMMON STOCKS — 44.9%
Aerospace and Defense — 1.3%
Axon Enterprise, Inc.(1)	196	$19,234
General Dynamics Corp.	167	24,960
L3Harris Technologies, Inc.	146	24,772
Lockheed Martin Corp.	73	26,639
Teledyne Technologies, Inc.(1)	95	29,540
		125,145
Banks — 1.3%
Bank of America Corp.	979	23,251
JPMorgan Chase & Co.	248	23,327
Truist Financial Corp.	744	27,937
Wells Fargo & Co.	1,021	26,138
Zions Bancorp N.A.	556	18,904
		119,557
Beverages — 1.0%
Coca-Cola Co. (The)	839	37,486
Monster Beverage Corp.(1)	490	33,967
PepsiCo, Inc.	211	27,907
		99,360
Biotechnology — 1.8%
AbbVie, Inc.	365	35,836
Gilead Sciences, Inc.	426	32,776
Neurocrine Biosciences, Inc.(1)	256	31,232
Regeneron Pharmaceuticals, Inc.(1)	46	28,688
Vertex Pharmaceuticals, Inc.(1)	131	38,031
		166,563
Capital Markets — 0.7%
Intercontinental Exchange, Inc.	336	30,778
S&P Global, Inc.	101	33,277
		64,055
Chemicals — 1.8%
Air Liquide SA	99	14,265
Air Products and Chemicals, Inc.	77	18,592
Axalta Coating Systems Ltd.(1)	625	14,094
Corteva, Inc.	261	6,992
Eastman Chemical Co.	111	7,730
FMC Corp.	171	17,035
Koninklijke DSM NV	55	7,602
Linde plc	91	19,302
NewMarket Corp.	26	10,412
Novozymes A/S, B Shares	149	8,611
RPM International, Inc.	175	13,136
Scotts Miracle-Gro Co. (The)	140	18,826
Valvoline, Inc.	342	6,611
Yara International ASA	201	6,983
		170,191

	Shares/Principal Amount	Value
Commercial Services and Supplies — 0.8%
A-Living Services Co. Ltd., H Shares	1,750	$8,831
Ever Sunshine Lifestyle Services Group Ltd.	4,000	6,192
Waste Connections, Inc.	345	32,322
Waste Management, Inc.	267	28,278
		75,623
Communications Equipment — 0.3%
Cisco Systems, Inc.	650	30,316
Containers and Packaging — 0.8%
Amcor plc	765	7,810
Avery Dennison Corp.	101	11,523
Ball Corp.	155	10,771
Berry Global Group, Inc.(1)	175	7,756
Crown Holdings, Inc.(1)	215	14,003
Graphic Packaging Holding Co.	724	10,129
Sonoco Products Co.	221	11,556
		73,548
Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc., Class B(1)	181	32,310
Diversified Telecommunication Services — 0.1%
Cellnex Telecom SA	185	11,260
Electric Utilities — 0.3%
NextEra Energy, Inc.	130	31,222
Electrical Equipment — 1.0%
AMETEK, Inc.	351	31,369
Eaton Corp. plc	379	33,155
Sensata Technologies Holding plc(1)	723	26,917
		91,441
Electronic Equipment, Instruments and Components — 0.6%
Amphenol Corp., Class A	274	26,252
Trimble, Inc.(1)	636	27,469
		53,721
Energy Equipment and Services — 0.1%
ChampionX Corp.(1)	1,480	14,445
Entertainment — 0.4%
Activision Blizzard, Inc.	456	34,610
Equity Real Estate Investment Trusts (REITs) — 6.5%
Agree Realty Corp.	193	12,682
Alexandria Real Estate Equities, Inc.	91	14,765
American Homes 4 Rent, Class A	472	12,697
Boston Properties, Inc.	153	13,828
Brixmor Property Group, Inc.	1,284	16,461
Canadian Apartment Properties REIT	154	5,512
Charter Hall Group	2,205	14,998
Comforia Residential REIT, Inc.	3	8,956
Cousins Properties, Inc.	191	5,698
DiamondRock Hospitality Co.	1,075	5,945
Embassy Office Parks REIT	800	3,611
Equinix, Inc.	74	51,970
GLP J-Reit	4	5,808
Goodman Group	1,885	19,400

	Shares/Principal Amount	Value
Healthpeak Properties, Inc.	559	$15,406
Inmobiliaria Colonial Socimi SA	575	5,057
Invesco Office J-Reit, Inc.	81	10,563
Invincible Investment Corp.	26	6,715
Invitation Homes, Inc.	1,117	30,751
JBG SMITH Properties	184	5,441
Link REIT	1,000	8,160
Mapletree Industrial Trust	5,600	11,638
MGM Growth Properties LLC, Class A	464	12,625
Mid-America Apartment Communities, Inc.	161	18,462
Mitsui Fudosan Logistics Park, Inc.	3	13,368
Omega Healthcare Investors, Inc.	384	11,416
Orix JREIT, Inc.	11	14,436
Prologis, Inc.	606	56,558
QTS Realty Trust, Inc., Class A	353	22,624
Realty Income Corp.	279	16,601
Rexford Industrial Realty, Inc.	425	17,608
Safestore Holdings plc	528	4,747
SBA Communications Corp.	21	6,256
Segro plc	1,515	16,782
SOSiLA Logistics REIT, Inc.	6	7,230
Stockland	3,871	8,891
STORE Capital Corp.	297	7,072
Sun Communities, Inc.	159	21,573
UDR, Inc.	111	4,149
Unibail-Rodamco-Westfield	134	7,537
Urban Edge Properties	229	2,718
VICI Properties, Inc.	574	11,589
Welltower, Inc.	383	19,820
Weyerhaeuser Co.	928	20,843
		608,967
Food and Staples Retailing — 0.7%
Costco Wholesale Corp.	97	29,411
Walmart, Inc.	314	37,611
		67,022
Food Products — 0.7%
Campbell Soup Co.	561	27,842
General Mills, Inc.	584	36,004
		63,846
Gas Utilities — 0.1%
National Fuel Gas Co.	202	8,470
Health Care Equipment and Supplies — 2.8%
Abbott Laboratories	377	34,469
Danaher Corp.	220	38,903
Edwards Lifesciences Corp.(1)	507	35,039
IDEXX Laboratories, Inc.(1)	107	35,327
Quidel Corp.(1)	85	19,018
STERIS plc	250	38,360
Tandem Diabetes Care, Inc.(1)	306	30,269
Teleflex, Inc.	80	29,118
		260,503

	Shares/Principal Amount	Value
Health Care Providers and Services — 1.6%
Anthem, Inc.	95	$24,983
Chartwell Retirement Residences	1,011	6,978
Chemed Corp.	68	30,673
Humana, Inc.	74	28,694
Laboratory Corp. of America Holdings(1)	184	30,564
UnitedHealth Group, Inc.	91	26,840
		148,732
Hotels, Restaurants and Leisure — 0.1%
Wyndham Hotels & Resorts, Inc.	217	9,249
Household Durables — 0.1%
Taylor Wimpey plc	4,788	8,447
Household Products — 1.0%
Church & Dwight Co., Inc.	423	32,698
Kimberly-Clark Corp.	233	32,934
Procter & Gamble Co. (The)	266	31,806
		97,438
Interactive Media and Services — 0.4%
Alphabet, Inc., Class A(1)	13	18,435
Facebook, Inc., Class A(1)	99	22,480
		40,915
Internet and Direct Marketing Retail — 0.4%
Amazon.com, Inc.(1)	15	41,382
IT Services — 2.0%
Akamai Technologies, Inc.(1)	296	31,699
Booz Allen Hamilton Holding Corp.	439	34,150
GDS Holdings Ltd., ADR(1)	279	22,225
Leidos Holdings, Inc.	334	31,286
PayPal Holdings, Inc.(1)	197	34,323
VeriSign, Inc.(1)	171	35,368
		189,051
Life Sciences Tools and Services — 1.5%
Agilent Technologies, Inc.	372	32,873
Bio-Techne Corp.	70	18,485
Charles River Laboratories International, Inc.(1)	179	31,209
Illumina, Inc.(1)	51	18,888
Thermo Fisher Scientific, Inc.	108	39,133
		140,588
Machinery — 0.7%
Lincoln Electric Holdings, Inc.	384	32,348
Nordson Corp.	182	34,527
		66,875
Media — 0.4%
Cable One, Inc.	19	33,722
Metals and Mining — 0.4%
BHP Group Ltd.	598	14,840
Newmont Corp.	128	7,903
Rio Tinto Ltd.	119	8,069
Rio Tinto plc, ADR	195	10,955
		41,767

	Shares/Principal Amount	Value
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	488	$6,295
Multi-Utilities — 0.3%
Public Service Enterprise Group, Inc.	617	30,332
Multiline Retail — 0.3%
Target Corp.	266	31,901
Oil, Gas and Consumable Fuels — 0.7%
Chevron Corp.	122	10,886
Enbridge, Inc.	299	9,092
Kinder Morgan, Inc.	433	6,569
Magellan Midstream Partners LP	230	9,929
Phillips 66	87	6,255
TC Energy Corp.	304	12,988
TOTAL SA	158	6,018
Valero Energy Corp.	143	8,411
		70,148
Pharmaceuticals — 1.4%
Bristol-Myers Squibb Co.	654	38,455
Eli Lilly & Co.	219	35,956
Johnson & Johnson	218	30,657
Sanofi	288	29,301
		134,369
Professional Services — 0.5%
IHS Markit Ltd.	249	18,799
TransUnion	350	30,464
		49,263
Real Estate Management and Development — 0.4%
Aroundtown SA(1)	1,188	6,800
ESR Cayman Ltd.(1)	2,200	5,219
Longfor Group Holdings Ltd.	500	2,382
Samhallsbyggnadsbolaget i Norden AB	1,438	3,664
Shimao Group Holdings Ltd.	1,500	6,357
Shurgard Self Storage SA	115	4,319
VGP NV	57	7,270
		36,011
Road and Rail — 2.1%
Canadian Pacific Railway Ltd.	136	34,593
Kansas City Southern	224	33,441
Knight-Swift Transportation Holdings, Inc.	829	34,578
Norfolk Southern Corp.	107	18,786
Old Dominion Freight Line, Inc.	235	39,854
Union Pacific Corp.	208	35,166
		196,418
Semiconductors and Semiconductor Equipment — 1.8%
Applied Materials, Inc.	546	33,006
Entegris, Inc.	532	31,415
Lam Research Corp.	112	36,227
Qorvo, Inc.(1)	341	37,691
QUALCOMM, Inc.	358	32,653
		170,992

	Shares/Principal Amount	Value
Software — 2.9%
Adobe, Inc.(1)	86	$37,437
Cadence Design Systems, Inc.(1)	337	32,338
Crowdstrike Holdings, Inc., Class A(1)	171	17,150
Fortinet, Inc.(1)	205	28,140
Microsoft Corp.	202	41,109
Proofpoint, Inc.(1)	166	18,446
ServiceNow, Inc.(1)	69	27,949
Synopsys, Inc.(1)	203	39,585
VMware, Inc., Class A(1)	184	28,494
		270,648
Specialty Retail — 1.8%
AutoZone, Inc.(1)	24	27,075
Home Depot, Inc. (The)	133	33,318
Lowe's Cos., Inc.	286	38,644
TJX Cos., Inc. (The)	673	34,027
Tractor Supply Co.	278	36,638
		169,702
Textiles, Apparel and Luxury Goods — 0.6%
Deckers Outdoor Corp.(1)	133	26,120
NIKE, Inc., Class B	275	26,964
		53,084
TOTAL COMMON STOCKS (Cost $3,743,589)		4,239,504
U.S. TREASURY SECURITIES — 33.4%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(2)	$81,611	94,079
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	161,473	187,894
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	219,395	246,665
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	203,316	213,941
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	318,417	343,589
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	259,855	284,877
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	551,282	603,723
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	647,738	700,659
U.S. Treasury Notes, 2.50%, 2/28/21	200,000	203,105
U.S. Treasury Notes, 1.625%, 8/15/29	100,000	109,117
U.S. Treasury Notes, 1.50%, 2/15/30	150,000	162,164
TOTAL U.S. TREASURY SECURITIES (Cost $3,017,829)		3,149,813
CORPORATE BONDS — 2.8%
Banks — 0.2%
Bank of America Corp., MTN, 3.25%, 10/21/27	15,000	16,553
Containers and Packaging — 0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(3)	25,000	25,330
Electric Utilities — 0.2%
Duke Energy Progress LLC, 3.70%, 10/15/46	10,000	11,722
Exelon Generation Co. LLC, 5.60%, 6/15/42	5,000	5,627
		17,349
Equity Real Estate Investment Trusts (REITs) — 0.9%
Crown Castle International Corp., 5.25%, 1/15/23	75,000	83,487
Hotels, Restaurants and Leisure — 0.2%
1011778 BC ULC / New Red Finance, Inc., 5.00%, 10/15/25(3)	20,000	19,934

	Shares/Principal Amount	Value
Media — 0.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(3)	$10,000	$10,360
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	10,000	13,333
		23,693
Metals and Mining†
Freeport-McMoRan, Inc., 3.55%, 3/1/22	4,000	4,009
Oil, Gas and Consumable Fuels — 0.5%
Callon Petroleum Co., 6.25%, 4/15/23	25,000	9,547
MPLX LP, 6.25%, 10/15/22	19,000	19,234
MPLX LP, 4.875%, 6/1/25	10,000	11,169
Oasis Petroleum, Inc., 6.875%, 3/15/22	25,000	4,203
		44,153
Specialty Retail — 0.3%
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.50%, 6/1/24	25,000	24,828
TOTAL CORPORATE BONDS (Cost $282,563)		259,336
ASSET-BACKED SECURITIES — 2.7%
Goodgreen, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	67,644	70,566
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(3)	7,371	7,349
Invitation Homes Trust, Series 2018-SFR2, Class C, VRN, 1.46%, (1-month LIBOR plus 1.28%), 6/17/37(3)	100,000	98,322
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(3)	30,444	29,943
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(3)	6,079	5,993
MVW Owner Trust, Series 2017-1A, Class B, 2.75%, 12/20/34(3)	18,436	17,939
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(3)	6,644	6,646
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class C, 4.17%, 9/20/35(3)	20,924	20,022
TOTAL ASSET-BACKED SECURITIES (Cost $257,528)		256,780
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.3%
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	1,758	1,810
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.71%, 2/25/35	20,186	19,643
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.97%, 8/25/34	9,001	8,531
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 4.58%, 8/25/35	12,228	12,099
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	17,824	18,479
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	3,303	3,374
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 4.07%, 8/25/35	9,726	9,833
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 4.07%, 9/25/35	15,128	15,058
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.99%, 4/25/35	2,907	2,871
JPMorgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(3)	100,000	103,540
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 0.92%, (1-month LIBOR plus 0.74%), 9/25/34	6,688	6,269

	Shares/Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$3,254	$3,346
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 4.11%, 5/25/35	5,754	5,729
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 4.62%, 10/25/36	8,079	7,242
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $217,945)		217,824
EXCHANGE-TRADED FUNDS — 1.1%
Invesco DB Base Metals Fund	3,044	41,429
SPDR Gold Shares(1)	362	60,588
TOTAL EXCHANGE-TRADED FUNDS (Cost $92,951)		102,017
TEMPORARY CASH INVESTMENTS — 11.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,073,653)	1,073,653	1,073,653
TOTAL INVESTMENT SECURITIES — 98.6% (Cost $8,686,058)		9,298,927
OTHER ASSETS AND LIABILITIES — 1.4%		132,872
TOTAL NET ASSETS — 100.0%		$9,431,799

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	601	USD	412	Bank of America N.A.	9/30/20	$3
AUD	789	USD	540	Bank of America N.A.	9/30/20	4
AUD	375	USD	261	Bank of America N.A.	9/30/20	(2)
USD	22,115	AUD	31,969	Bank of America N.A.	9/30/20	46
USD	9,403	AUD	13,593	Bank of America N.A.	9/30/20	20
USD	234	AUD	338	Bank of America N.A.	9/30/20	—
USD	258	AUD	375	Bank of America N.A.	9/30/20	(1)
CAD	729	USD	534	Morgan Stanley	9/30/20	2
CAD	1,139	USD	835	Morgan Stanley	9/30/20	4
CAD	617	USD	451	Morgan Stanley	9/30/20	3
CAD	2,650	USD	1,944	Morgan Stanley	9/30/20	9
USD	138,591	CAD	185,670	Morgan Stanley	9/23/20	1,806
USD	64,665	CAD	87,527	Morgan Stanley	9/30/20	182
USD	22,424	CAD	30,351	Morgan Stanley	9/30/20	63
USD	6,791	CAD	9,191	Morgan Stanley	9/30/20	19
USD	1,369	CAD	1,874	Morgan Stanley	9/30/20	(12)
USD	66,033	CNY	469,525	Goldman Sachs & Co.	9/23/20	(107)
USD	60,931	COP	224,395,144	Goldman Sachs & Co.	9/23/20	1,624
USD	8,238	DKK	54,430	Goldman Sachs & Co.	9/30/20	15
EUR	1,982	USD	2,247	Credit Suisse AG	9/30/20	(16)
EUR	1,758	USD	1,978	Credit Suisse AG	9/30/20	1
USD	27,127	EUR	24,036	Credit Suisse AG	9/30/20	68
USD	29,107	EUR	25,791	Credit Suisse AG	9/30/20	73
USD	44,812	EUR	39,707	Credit Suisse AG	9/30/20	113
GBP	54,367	USD	66,973	Bank of America N.A.	9/23/20	425
USD	10,671	GBP	8,551	JPMorgan Chase Bank N.A.	9/30/20	70
USD	26,434	GBP	21,183	JPMorgan Chase Bank N.A.	9/30/20	173
USD	33,373	HKD	258,850	Bank of America N.A.	9/30/20	(6)
HUF	40,138,586	USD	126,664	UBS AG	9/23/20	630
USD	132,782	HUF	40,138,586	UBS AG	9/23/20	5,487
INR	10,209,707	USD	133,234	UBS AG	9/23/20	747
JPY	14,239,451	USD	132,934	Bank of America N.A.	9/23/20	(907)
JPY	527,194	USD	4,917	Bank of America N.A.	9/30/20	(28)
USD	61,030	JPY	6,498,004	Bank of America N.A.	9/30/20	774
USD	4,731	JPY	504,965	Bank of America N.A.	9/30/20	48
USD	67,951	KRW	80,923,355	Goldman Sachs & Co.	9/23/20	452
KZT	48,086,546	USD	116,857	Goldman Sachs & Co.	9/23/20	(1,159)
MXN	1,471,234	USD	65,099	Morgan Stanley	9/23/20	(1,781)
USD	63,712	MXN	1,471,234	Morgan Stanley	9/23/20	394
MYR	351,209	USD	82,042	Goldman Sachs & Co.	9/23/20	(380)
USD	81,724	MYR	351,209	Goldman Sachs & Co.	9/23/20	63
NOK	1,315,765	USD	141,849	Goldman Sachs & Co.	9/23/20	(5,108)
NOK	2,535	USD	262	Goldman Sachs & Co.	9/30/20	2
NOK	2,223	USD	229	Goldman Sachs & Co.	9/30/20	2
NOK	1,618	USD	170	Goldman Sachs & Co.	9/30/20	(2)
USD	75,079	NOK	700,490	Goldman Sachs & Co.	9/23/20	2,280
USD	7,423	NOK	71,164	Goldman Sachs & Co.	9/30/20	27
NZD	94,131	USD	61,398	UBS AG	9/23/20	(661)
USD	60,506	NZD	94,131	UBS AG	9/23/20	(232)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	369,644	PEN	1,278,081	Goldman Sachs & Co.	9/23/20	$9,320
PHP	3,384,344	USD	67,283	Goldman Sachs & Co.	9/23/20	453
USD	67,424	PHP	3,384,344	Goldman Sachs & Co.	9/23/20	(312)
PLN	518,204	USD	132,290	Goldman Sachs & Co.	9/23/20	(1,274)
USD	130,477	PLN	518,204	Goldman Sachs & Co.	9/23/20	(538)
SEK	1,428,975	USD	155,323	Goldman Sachs & Co.	9/23/20	(1,815)
SEK	3,380	USD	364	Goldman Sachs & Co.	9/30/20	(1)
SEK	3,279	USD	352	Goldman Sachs & Co.	9/30/20	1
SEK	1,311	USD	141	Goldman Sachs & Co.	9/30/20	—
USD	4,333	SEK	40,554	Goldman Sachs & Co.	9/30/20	(24)
USD	8,504	SGD	11,818	Bank of America N.A.	9/30/20	21
USD	1,454	SGD	2,018	Bank of America N.A.	9/30/20	5
USD	455	SGD	633	Bank of America N.A.	9/30/20	1
THB	4,165,475	USD	133,590	Goldman Sachs & Co.	9/23/20	1,162
						$12,226

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	2	September 2020	$100	$309,020	$7,017
U.S. Treasury 10-Year Notes	1	September 2020	$100,000	139,172	529
U.S. Treasury 10-Year Ultra Notes	2	September 2020	$200,000	314,969	1,870
				$763,161	$9,416

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$297,160	$16,038	$(14,682)	$1,356
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$700,000	$3,441

*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CDX	-	Credit Derivatives Indexes
CNY	-	Chinese Yuan
COP	-	Colombian Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
HKD	-	Hong Kong Dollar
HUF	-	Hungarian Forint
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won
KZT	-	Kazakhstani Tenge
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NOK	-	Norwegian Krone
NZD	-	New Zealand Dollar
PEN	-	Peruvian Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
SEK	-	Swedish Krona
SEQ	-	Sequential Payer
SGD	-	Singapore Dollar
THB	-	Thai Baht
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
† Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $39,524.
(3)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $415,944, which represented 4.4% of total net assets.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $8,686,058)	$9,298,927
Foreign currency holdings, at value (cost of $15)	15
Deposits with broker for futures contracts	24,000
Receivable for investments sold	125,520
Receivable for capital shares sold	96
Receivable for variation margin on futures contracts	4,253
Unrealized appreciation on forward foreign currency exchange contracts	26,592
Swap agreements, at value	3,441
Dividends and interest receivable	20,274
Other assets	166
9,503,284

Liabilities
Payable for investments purchased	1,580
Payable for capital shares redeemed	44,723
Payable for variation margin on futures contracts	656
Payable for variation margin on swap agreements	2,263
Unrealized depreciation on forward foreign currency exchange contracts	14,366
Accrued management fees	6,717
Distribution and service fees payable	1,180
71,485

Net Assets	$9,431,799

Net Assets Consist of:
Capital (par value and paid-in surplus)	$14,406,138
Distributable earnings	(4,974,339)
$9,431,799

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$6,053,050	586,832	$10.31
I Class, $0.01 Par Value	$622,593	60,033	$10.37
A Class, $0.01 Par Value	$1,588,025	155,295	$10.23*
C Class, $0.01 Par Value	$985,887	100,467	$9.81
R Class, $0.01 Par Value	$32,050	3,175	$10.09
R5 Class, $0.01 Par Value	$150,194	14,489	$10.37
*Maximum offering price $10.85 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,931)	$112,450
Interest	91,434
Securities lending, net	387
204,271

Expenses:
Management fees	94,421
Distribution and service fees:
A Class	4,213
C Class	11,174
R Class	120
Directors' fees and expenses	845
Other expenses	469
111,242

Net investment income (loss)	93,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	144,605
Forward foreign currency exchange contract transactions	(8,777)
Futures contract transactions	48,557
Swap agreement transactions	(10,079)
Foreign currency translation transactions	(775)
173,531

Change in net unrealized appreciation (depreciation) on:
Investments	(326,409)
Forward foreign currency exchange contracts	6,775
Futures contracts	1,921
Swap agreements	(3,155)
Translation of assets and liabilities in foreign currencies	(6)
(320,874)

Net realized and unrealized gain (loss)	(147,343)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,314)

See Notes to Financial Statements.
22

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$93,029	$220,684
Net realized gain (loss)	173,531	(71,743)
Change in net unrealized appreciation (depreciation)	(320,874)	387,462
Net increase (decrease) in net assets resulting from operations	(54,314)	536,403

Distributions to Shareholders
From earnings:
Investor Class	(201,774)	(217,230)
I Class	(21,350)	(81,827)
A Class	(42,164)	(44,517)
C Class	(19,088)	(23,878)
R Class	(520)	(357)
R5 Class	(4,334)	(3,410)
Decrease in net assets from distributions	(289,230)	(371,219)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,029,814)	(3,552,653)

Net increase (decrease) in net assets	(2,373,358)	(3,387,469)

Net Assets
Beginning of period	11,805,157	15,192,626
End of period	$9,431,799	$11,805,157

See Notes to Financial Statements.

23

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Multi-Asset Real Return Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek total real return.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.
2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections.
Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

24

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

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The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5754% to 0.6929%	0.2500% to 0.3100%	0.88%
I Class		0.0500% to 0.1100%	0.68%
A Class		0.2500% to 0.3100%	0.88%
C Class		0.2500% to 0.3100%	0.88%
R Class		0.2500% to 0.3100%	0.88%
R5 Class		0.0500% to 0.1100%	0.68%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $34,211 and $110,421, respectively. The effect of interfund transactions on the Statement of Operations was $2,973 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended June 30, 2020 totaled $14,507,123, of which $2,840,301 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 totaled $16,431,047, of which $352,451 represented U.S. Treasury and Government Agency obligations.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	87,288	$875,177	35,868	$369,261
Issued in reinvestment of distributions	17,988	188,086	18,871	196,512
Redeemed	(262,503)	(2,680,331)	(186,972)	(1,931,702)
	(157,227)	(1,617,068)	(132,233)	(1,365,929)
I Class/Shares Authorized	25,000,000		25,000,000
Sold	2,325	25,183	213,456	2,211,956
Issued in reinvestment of distributions	1,879	19,741	7,669	80,421
Redeemed	(15,118)	(156,012)	(420,741)	(4,234,360)
	(10,914)	(111,088)	(199,616)	(1,941,983)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	12,268	129,926	5,005	50,760
Issued in reinvestment of distributions	4,048	41,972	4,289	44,337
Redeemed	(30,756)	(323,596)	(23,915)	(243,421)
	(14,440)	(151,698)	(14,621)	(148,324)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	—	—	297	3,000
Issued in reinvestment of distributions	1,820	18,187	2,288	22,754
Redeemed	(19,997)	(198,732)	(14,147)	(137,649)
	(18,177)	(180,545)	(11,562)	(111,895)
R Class/Shares Authorized	15,000,000		15,000,000
Sold	1,799	18,001	700	7,033
Issued in reinvestment of distributions	51	520	35	357
Redeemed	(629)	(6,087)	(234)	(2,400)
	1,221	12,434	501	4,990
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,322	13,997	704	7,268
Issued in reinvestment of distributions	413	4,334	326	3,410
Redeemed	(17)	(180)	(18)	(190)
	1,718	18,151	1,012	10,488
Net increase (decrease)	(197,819)	$(2,029,814)	(356,519)	$(3,552,653)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

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The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$3,803,692	$435,812	—
U.S. Treasury Securities	—	3,149,813	—
Corporate Bonds	—	259,336	—
Asset-Backed Securities	—	256,780	—
Collateralized Mortgage Obligations	—	217,824	—
Exchange-Traded Funds	102,017	—	—
Temporary Cash Investments	1,073,653	—	—
	$4,979,362	$4,319,565	—
Other Financial Instruments
Futures Contracts	$9,416	—	—
Swap Agreements	—	$4,797	—
Forward Foreign Currency Exchange Contracts	—	26,592	—
	$9,416	$31,389	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$14,366	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $291,388.

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Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $100 futures contracts purchased and $306 futures contracts sold.
Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $13,224,373.
Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $300,000 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $741,667.
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Value of Derivative Instruments as of June 30, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$2,263
Equity Price Risk	Receivable for variation margin on futures contracts*	$4,253	Payable for variation margin on futures contracts*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	26,592	Unrealized depreciation on forward foreign currency exchange contracts	14,366
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	656
Other Contracts	Swap agreements	3,441	Swap agreements	—
		$34,286		$17,285

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended June 30, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$11,274	Change in net unrealized appreciation (depreciation) on swap agreements	$(14,682)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(1,992)	Change in net unrealized appreciation (depreciation) on futures contracts	7,017
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(8,777)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	6,775
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	50,549	Change in net unrealized appreciation (depreciation) on futures contracts	(5,096)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(21,353)	Change in net unrealized appreciation (depreciation) on swap agreements	11,527
		$29,701		$5,541

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
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The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$289,230	$371,219
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$8,738,662
Gross tax appreciation of investments	$690,608
Gross tax depreciation of investments	(130,343)
Net tax appreciation (depreciation) of investments	560,265
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,658)
Net tax appreciation (depreciation)	$558,607
Undistributed ordinary income	$18,415
Accumulated short-term capital losses	$(1,288,204)
Accumulated long-term capital losses	$(4,263,157)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

11. Corporate Event

On June 17, 2020, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be October 16, 2020.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.63	0.10	(0.13)	(0.03)	(0.29)	$10.31	(0.26)%	0.89%	0.89%	0.97%	0.97%	145%	$6,053
2019	$10.35	0.17	0.37	0.54	(0.26)	$10.63	5.33%	0.89%	0.91%	1.68%	1.66%	241%	$7,906
2018	$9.80	0.16	0.58	0.74	(0.19)	$10.35	7.57%	0.89%	1.09%	1.61%	1.41%	160%	$9,067
2017	$9.43	0.16	0.21	0.37	—	$9.80	3.92%	0.89%	1.09%	1.68%	1.48%	173%	$13,250
2016	$9.54	0.04	(0.15)	(0.11)	—	$9.43	(1.15)%	0.90%	1.10%	0.47%	0.27%	152%	$14,230
I Class
2020	$10.69	0.12	(0.12)	—(3)	(0.32)	$10.37	(0.01)%	0.69%	0.69%	1.17%	1.17%	145%	$623
2019	$10.40	0.18	0.39	0.57	(0.28)	$10.69	5.56%	0.69%	0.71%	1.88%	1.86%	241%	$758
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$2,813
2017	$9.46	0.18	0.21	0.39	—	$9.85	4.12%	0.69%	0.89%	1.88%	1.68%	173%	$1,608
2016	$9.55	0.08	(0.17)	(0.09)	—	$9.46	(0.94)%	0.70%	0.90%	0.67%	0.47%	152%	$1,384
A Class
2020	$10.53	0.07	(0.11)	(0.04)	(0.26)	$10.23	(0.38)%	1.14%	1.14%	0.72%	0.72%	145%	$1,588
2019	$10.26	0.15	0.36	0.51	(0.24)	$10.53	5.07%	1.14%	1.16%	1.43%	1.41%	241%	$1,787
2018	$9.73	0.14	0.56	0.70	(0.17)	$10.26	7.15%	1.14%	1.34%	1.36%	1.16%	160%	$1,892
2017	$9.38	0.13	0.22	0.35	—	$9.73	3.73%	1.14%	1.34%	1.43%	1.23%	173%	$1,964
2016	$9.51	0.03	(0.16)	(0.13)	—	$9.38	(1.37)%	1.15%	1.35%	0.22%	0.02%	152%	$4,587

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$10.09	—(3)	(0.12)	(0.12)	(0.16)	$9.81	(1.17)%	1.89%	1.89%	(0.03)%	(0.03)%	145%	$986
2019	$9.86	0.07	0.35	0.42	(0.19)	$10.09	4.25%	1.89%	1.91%	0.68%	0.66%	241%	$1,197
2018	$9.35	0.06	0.54	0.60	(0.09)	$9.86	6.42%	1.89%	2.09%	0.61%	0.41%	160%	$1,284
2017	$9.09	0.06	0.20	0.26	—	$9.35	2.86%	1.89%	2.09%	0.68%	0.48%	173%	$1,655
2016	$9.28	(0.05)	(0.14)	(0.19)	—	$9.09	(2.05)%	1.90%	2.10%	(0.53)%	(0.73)%	152%	$2,310
R Class
2020	$10.39	0.04	(0.11)	(0.07)	(0.23)	$10.09	(0.70)%	1.39%	1.39%	0.47%	0.47%	145%	$32
2019	$10.14	0.12	0.36	0.48	(0.23)	$10.39	4.73%	1.39%	1.41%	1.18%	1.16%	241%	$20
2018	$9.61	0.11	0.56	0.67	(0.14)	$10.14	6.98%	1.39%	1.59%	1.11%	0.91%	160%	$15
2017	$9.29	0.11	0.21	0.32	—	$9.61	3.44%	1.39%	1.59%	1.18%	0.98%	173%	$113
2016	$9.44	0.01	(0.16)	(0.15)	—	$9.29	(1.59)%	1.40%	1.60%	(0.03)%	(0.23)%	152%	$105
R5 Class
2020	$10.68	0.12	(0.11)	0.01	(0.32)	$10.37	0.09%	0.69%	0.69%	1.17%	1.17%	145%	$150
2019	$10.40	0.20	0.36	0.56	(0.28)	$10.68	5.46%	0.69%	0.71%	1.88%	1.86%	241%	$136
2018	$9.85	0.19	0.57	0.76	(0.21)	$10.40	7.74%	0.69%	0.89%	1.81%	1.61%	160%	$122
2017(4)	$9.77	0.05	0.03	0.08	—	$9.85	0.82%	0.69%(5)	0.89%(5)	2.42%(5)	2.22%(5)	173%(6)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through June 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Multi-Asset Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Multi-Asset Real Return Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 11 to the financial statements, the Board of Directors approved a plan of liquidation for the Fund on June 17, 2020.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

36

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

37

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
38

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

39

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
40

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment
41

management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
42

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

43

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

44

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

45

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $38,441, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.
46

Notes
47

Notes

48

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92993 2008

Annual Report

June 30, 2020

NT Disciplined Growth Fund
Investor Class (ANTDX)
G Class (ANDGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTDX	22.14%	12.85%	11.64%	3/19/15
Russell 1000 Growth Index	—	23.28%	15.87%	14.74%	—
G Class	ANDGX	23.39%	13.60%	12.36%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $17,896

Russell 1000 Growth Index — $20,693

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.02%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

NT Disciplined Growth returned 23.39%* for the fiscal year ended June 30, 2020, compared with the 23.28% return of its benchmark, the Russell 1000 Growth Index.

NT Disciplined Growth advanced during the fiscal year, and outperformed its benchmark, the Russell 1000 Growth Index. Positioning within the consumer staples, financials and health care sectors benefited relative performance, while stock selection in consumer discretionary and information technology detracted.

Positioning within Consumer Staples, Financials and Health Care was Additive

Within the consumer staples sector, positioning in the beverages industry was the leading driver, as an underweight to The Coca-Cola Co. was among the top individual contributors for the period. It was beneficial to be underrepresented in the stock of the soft drink company as widespread lockdown measures hurt key markets, such as sporting events and restaurants. Conversely, adult beverage manufacturer The Boston Beer Co. enjoyed increased demand for its products during the lockdown, boosting its stock price. Its seltzer product, Truly, enjoyed strong demand throughout the reporting period. We have since sold out of both Coca-Cola and Boston Beer. Within the sector, it was also beneficial to have no exposure to tobacco companies and an underweight allocation in food and staples retailing companies.

Within the financials sector, overweights to capital markets companies such as MSCI and FactSet Research Systems were beneficial. Demand for these companies data products remained high throughout the period, and these companies were insulated from many of the concerns that plagued other financial companies, such as the impact of low rates and borrower defaults on profitability. A position in MarketAxess Holdings was also helpful, as was a lack of exposure to The Charles Schwab Corp.

Within the health care sector, security selections within the health care equipment and supplies industry bolstered relative returns. Masimo and DexCom were among the leading individual contributors to performance during the 12 months. Overweights to these patient-monitoring device manufacturers were beneficial during the period. The COVID-19 outbreak increased demand for remote patient-monitoring devices, which Masimo makes, and patient self-monitoring devices for chronic diseases, such as diabetes, which are provided by DexCom. Within the biotechnology industry, an overweight in Vertex Pharmaceuticals was also among the leading contributors to overall performance.

Positioning Across Some Sectors Detracted From Relative Returns

Stock selection within consumer discretionary was the largest detractor from relative returns. A lack of exposure to automobile manufacturer Tesla was a leading detractor from performance compared with the benchmark for the period. The stock began a significant upward trend in March after the company’s automobile deliveries for the quarter shattered analysts’ expectations. The manufacturer also rolled out a new model in early 2020 and reduced pricing on older models. Both developments are expected to bolster demand. Within textiles, apparel and luxury goods, a position in Deckers Outdoor provided a headwind to results, as did stakes in specialty retailers Ross Stores and AutoZone. Specialty retailers, especially those that rely heavily on foot traffic for sales, experienced sales setbacks during the COVID-19 lockdown. We have since closed our position in AutoZone.

*All fund returns referenced in this commentary are for G Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
3

Security selections in the information technology sector were also a driver of relative underperformance. Stock choices in the semiconductors and semiconductor equipment industry were the main headwind. An underweight to chipmaker NVIDIA was among the leading individual detractors from relative performance. Demand for NVIDIA’s gaming chips was high throughout the period but spiked starting in March, when widespread pandemic lockdown measures caused game manufacturers to purchase large amounts of the chips out of fear that production would stop. Elsewhere in the sector, positions in communications equipment company Motorola Solutions and software company Cornerstone OnDemand also weighed on returns. We have since exited our position in Cornerstone.

Security choices within the materials sector also detracted. Factory closures due to the pandemic constrained some companies’ abilities to produce their products. Within containers and packaging, Ball Corp. weighed on results, as did construction materials company Eagle Materials. We have since closed these positions.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result of this approach, our sector and industry allocations reflect where we are finding the greatest opportunities among individual companies at a given time.

At period-end, financials was the most overweight sector. We increased our relative overweight position during the year in order to take advantage of opportunities our models identified in the capital markets industry. Industrials is also among our largest active weights as of period-end. Based on our factor model, we believe there are significant opportunities in the commercial services and supplies and road and rail industries. Conversely, we are underweight the consumer staples and real estate sectors. Beverages and food and staples companies show a lack of opportunity and are comparatively unattractive in terms of our model metrics. In the real estate sector, our underweight is driven by a lack of exposure to equity real estate investment trusts (REITs).

4

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Microsoft Corp.	9.4%
Apple, Inc.	8.5%
Amazon.com, Inc.	7.6%
Alphabet, Inc., Class A	4.4%
Facebook, Inc., Class A	4.1%
Mastercard, Inc., Class A	1.8%
Vertex Pharmaceuticals, Inc.	1.7%
S&P Global, Inc.	1.7%
Merck & Co., Inc.	1.6%
Broadcom, Inc.	1.6%

Top Five Industries	% of net assets
Software	19.3%
Technology Hardware, Storage and Peripherals	9.0%
Interactive Media and Services	8.5%
Internet and Direct Marketing Retail	8.1%
IT Services	6.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(0.3)%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,119.60	$5.32	1.01%
G Class	$1,000	$1,124.50	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.84	$5.07	1.01%
G Class	$1,000	$1,024.81	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 0.9%
Axon Enterprise, Inc.(1)	12,169	$1,194,144
Lockheed Martin Corp.	4,382	1,599,079
Mercury Systems, Inc.(1)	6,358	500,120
		3,293,343
Auto Components — 0.1%
Aptiv plc	4,898	381,652
Beverages — 0.1%
Monster Beverage Corp.(1)	6,538	453,214
Biotechnology — 3.4%
AbbVie, Inc.	28,319	2,780,360
Biogen, Inc.(1)	137	36,654
Exelixis, Inc.(1)	73,527	1,745,531
Incyte Corp.(1)	4,414	458,924
Neurocrine Biosciences, Inc.(1)	9,849	1,201,578
Vertex Pharmaceuticals, Inc.(1)	21,765	6,318,597
		12,541,644
Building Products — 1.4%
AAON, Inc.	7,492	406,741
AO Smith Corp.	21,986	1,035,980
Fortune Brands Home & Security, Inc.	15,381	983,307
Simpson Manufacturing Co., Inc.	18,004	1,518,818
UFP Industries, Inc.	28,123	1,392,370
		5,337,216
Capital Markets — 4.6%
FactSet Research Systems, Inc.	11,151	3,662,769
MarketAxess Holdings, Inc.	3,684	1,845,389
Moody's Corp.	1,596	438,469
MSCI, Inc.	10,394	3,469,725
S&P Global, Inc.	18,831	6,204,438
SEI Investments Co.	27,380	1,505,353
		17,126,143
Chemicals — 0.5%
NewMarket Corp.	4,511	1,806,565
Commercial Services and Supplies — 0.1%
IAA, Inc.(1)	5,325	205,385
Communications Equipment — 1.4%
Arista Networks, Inc.(1)	1,403	294,672
Cisco Systems, Inc.	25,179	1,174,348
Motorola Solutions, Inc.	27,498	3,853,295
		5,322,315
Distributors — 0.3%
LKQ Corp.(1)	44,172	1,157,306
Diversified Consumer Services — 0.1%
Chegg, Inc.(1)	4,514	303,612
Diversified Telecommunication Services — 0.4%
Cogent Communications Holdings, Inc.	20,903	1,617,056
7

	Shares	Value
Electronic Equipment, Instruments and Components — 1.0%
Trimble, Inc.(1)	25,950	$1,120,780
Zebra Technologies Corp., Class A(1)	9,782	2,503,703
		3,624,483
Entertainment — 2.5%
Electronic Arts, Inc.(1)	17,760	2,345,208
Netflix, Inc.(1)	3,372	1,534,395
Spotify Technology SA(1)	9,896	2,555,049
Take-Two Interactive Software, Inc.(1)	6,667	930,513
Zynga, Inc., Class A(1)	209,067	1,994,499
		9,359,664
Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	5,571	1,440,326
Crown Castle International Corp.	12,315	2,060,915
Public Storage	1,615	309,903
		3,811,144
Food and Staples Retailing — 0.3%
Costco Wholesale Corp.	1,387	420,552
Sprouts Farmers Market, Inc.(1)	29,554	756,287
		1,176,839
Food Products — 0.9%
Hershey Co. (The)	26,050	3,376,601
Health Care Equipment and Supplies — 4.3%
ABIOMED, Inc.(1)	3,997	965,515
Align Technology, Inc.(1)	14,987	4,113,032
DexCom, Inc.(1)	4,438	1,799,165
IDEXX Laboratories, Inc.(1)	14,759	4,872,831
Masimo Corp.(1)	1,051	239,618
NuVasive, Inc.(1)	15,488	862,062
ResMed, Inc.	13,778	2,645,376
Tandem Diabetes Care, Inc.(1)	5,417	535,850
		16,033,449
Health Care Providers and Services — 1.5%
Amedisys, Inc.(1)	7,327	1,454,703
Chemed Corp.	4,253	1,918,401
HCA Healthcare, Inc.	6,191	600,898
UnitedHealth Group, Inc.	5,678	1,674,726
		5,648,728
Health Care Technology — 2.1%
Cerner Corp.	42,726	2,928,867
Omnicell, Inc.(1)	25,522	1,802,364
Veeva Systems, Inc., Class A(1)	13,392	3,139,353
		7,870,584
Hotels, Restaurants and Leisure — 0.9%
Chipotle Mexican Grill, Inc.(1)	1,632	1,717,452
Domino's Pizza, Inc.	2,970	1,097,237
Yum! Brands, Inc.	4,107	356,939
		3,171,628
Household Durables — 0.2%
Tempur Sealy International, Inc.(1)	9,115	655,824
Household Products — 0.7%
Procter & Gamble Co. (The)	18,930	2,263,460
8

	Shares	Value
Reynolds Consumer Products, Inc.	11,084	$385,058
		2,648,518
Industrial Conglomerates — 0.7%
3M Co.	15,682	2,446,235
Insurance — 0.7%
Aon plc, Class A	8,746	1,684,479
Erie Indemnity Co., Class A	2,410	462,479
Kinsale Capital Group, Inc.	2,280	353,879
		2,500,837
Interactive Media and Services — 8.5%
Alphabet, Inc., Class A(1)	11,431	16,209,730
Facebook, Inc., Class A(1)	67,331	15,288,850
		31,498,580
Internet and Direct Marketing Retail — 8.1%
Amazon.com, Inc.(1)	10,172	28,062,717
eBay, Inc.	41,170	2,159,367
		30,222,084
IT Services — 6.5%
Accenture plc, Class A	13,821	2,967,645
International Business Machines Corp.	7,728	933,311
Jack Henry & Associates, Inc.	10,436	1,920,537
Mastercard, Inc., Class A	22,907	6,773,600
PayPal Holdings, Inc.(1)	22,096	3,849,786
Square, Inc., Class A(1)	18,008	1,889,759
VeriSign, Inc.(1)	13,664	2,826,125
Visa, Inc., Class A	16,115	3,112,935
		24,273,698
Leisure Products — 0.2%
Polaris, Inc.	6,744	624,157
Life Sciences Tools and Services — 0.1%
Illumina, Inc.(1)	602	222,951
Machinery — 0.8%
Graco, Inc.	26,089	1,252,011
Lincoln Electric Holdings, Inc.	21,440	1,806,106
		3,058,117
Media — 0.3%
Cable One, Inc.	103	182,809
Sirius XM Holdings, Inc.	183,086	1,074,715
		1,257,524
Multiline Retail — 0.1%
Dollar General Corp.	1,482	282,336
Pharmaceuticals — 3.0%
Bristol-Myers Squibb Co.	37,826	2,224,169
Eli Lilly & Co.	8,576	1,408,007
Merck & Co., Inc.	78,839	6,096,620
Zoetis, Inc.	9,446	1,294,480
		11,023,276
Road and Rail — 1.6%
J.B. Hunt Transport Services, Inc.	8,215	988,593
Landstar System, Inc.	27,935	3,137,380
Union Pacific Corp.	10,596	1,791,466
		5,917,439
9

	Shares	Value
Semiconductors and Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc.(1)	28,297	$1,488,705
Applied Materials, Inc.	38,445	2,324,000
Broadcom, Inc.	18,692	5,899,382
Lattice Semiconductor Corp.(1)	8,779	249,236
Monolithic Power Systems, Inc.	5,977	1,416,549
NVIDIA Corp.	7,507	2,851,984
QUALCOMM, Inc.	27,732	2,529,436
Texas Instruments, Inc.	36,482	4,632,120
Universal Display Corp.	2,944	440,481
		21,831,893
Software — 19.3%
Adobe, Inc.(1)	3,112	1,354,685
ANSYS, Inc.(1)	407	118,734
Atlassian Corp. plc, Class A(1)	8,581	1,546,897
Autodesk, Inc.(1)	17,708	4,235,577
Blackline, Inc.(1)	5,810	481,707
Box, Inc., Class A(1)	32,681	678,458
Cadence Design Systems, Inc.(1)	33,683	3,232,221
DocuSign, Inc.(1)	6,349	1,093,361
Dropbox, Inc., Class A(1)	63,026	1,372,076
Fair Isaac Corp.(1)	3,595	1,502,854
Fortinet, Inc.(1)	24,527	3,366,821
Intuit, Inc.	15,610	4,623,526
Microsoft Corp.	171,396	34,880,800
Oracle Corp. (New York)	21,564	1,191,842
Palo Alto Networks, Inc.(1)	11,549	2,652,459
Pegasystems, Inc.	1,773	179,374
Proofpoint, Inc.(1)	23,602	2,622,654
ServiceNow, Inc.(1)	2,690	1,089,611
Synopsys, Inc.(1)	20,866	4,068,870
Workday, Inc., Class A(1)	6,193	1,160,321
		71,452,848
Specialty Retail — 2.5%
Advance Auto Parts, Inc.	6,548	932,763
Best Buy Co., Inc.	10,651	929,513
Floor & Decor Holdings, Inc., Class A(1)	4,198	242,015
Home Depot, Inc. (The)	13,603	3,407,687
Lowe's Cos., Inc.	8,525	1,151,898
O'Reilly Automotive, Inc.(1)	3,947	1,664,331
Ross Stores, Inc.	10,834	923,490
		9,251,697
Technology Hardware, Storage and Peripherals — 9.0%
Apple, Inc.	86,460	31,540,608
Pure Storage, Inc., Class A(1)	114,055	1,976,573
		33,517,181
Textiles, Apparel and Luxury Goods — 1.9%
Deckers Outdoor Corp.(1)	6,338	1,244,720
lululemon athletica, Inc.(1)	1,226	382,524
NIKE, Inc., Class B	55,118	5,404,320
		7,031,564
10

	Shares	Value
Trading Companies and Distributors — 0.2%
SiteOne Landscape Supply, Inc.(1)	5,518	$628,886
TOTAL COMMON STOCKS (Cost $240,070,161)		363,964,216
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $3,585,873), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $3,517,004)		3,517,002
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $4,669,669), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $4,578,006)		4,578,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,371	11,371
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,106,373)		8,106,373
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $248,176,534)		372,070,589
OTHER ASSETS AND LIABILITIES — (0.3)%		(987,840)
TOTAL NET ASSETS — 100.0%		$371,082,749

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini	7	September 2020	$140	$1,420,615	$23,928
S&P 500 E-Mini	5	September 2020	$250	772,550	(6,530)
				$2,193,165	$17,398

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $248,176,534)	$372,070,589
Deposits with broker for futures contracts	165,000
Receivable for variation margin on futures contracts	34,915
Dividends and interest receivable	120,780
372,391,284

Liabilities
Payable for capital shares redeemed	1,247,954
Accrued management fees	60,581
1,308,535

Net Assets	$371,082,749

Net Assets Consist of:
Capital (par value and paid-in surplus)	$189,736,316
Distributable earnings	181,346,433
$371,082,749

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$73,179,304	5,143,007	$14.23
G Class, $0.01 Par Value	$297,903,445	20,860,366	$14.28

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$3,704,056
Interest	106,149
3,810,205

Expenses:
Management fees	3,545,401
Directors' fees and expenses	32,179
Other expenses	3,072
3,580,652
Fees waived(1)	(2,685,778)
894,874

Net investment income (loss)	2,915,331

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	84,604,663
Futures contract transactions	416,826
85,021,489

Change in net unrealized appreciation (depreciation) on:
Investments	(2,275,929)
Futures contracts	17,398
(2,258,531)

Net realized and unrealized gain (loss)	82,762,958

Net Increase (Decrease) in Net Assets Resulting from Operations	$85,678,289

(1)Amount consists of $7,593 and $2,678,185 for Investor Class and G Class, respectively.

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$2,915,331	$5,127,445
Net realized gain (loss)	85,021,489	27,327,955
Change in net unrealized appreciation (depreciation)	(2,258,531)	4,676,422
Net increase (decrease) in net assets resulting from operations	85,678,289	37,131,822

Distributions to Shareholders
From earnings:
Investor Class	(3,798,350)	(12,696,691)
G Class	(20,219,351)	(48,148,677)
Decrease in net assets from distributions	(24,017,701)	(60,845,368)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(173,717,866)	(44,155,811)

Net increase (decrease) in net assets	(112,057,278)	(67,869,357)

Net Assets
Beginning of period	483,140,027	551,009,384
End of period	$371,082,749	$483,140,027

See Notes to Financial Statements.
14

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Disciplined Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid semiannually. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
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Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective August 1, 2019, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2021 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee before and after waiver for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
			Before Waiver	After Waiver
Investor Class	0.6880% to 0.8700%	0.2500% to 0.3100%	1.01%	1.00%
G Class		0.0500% to 0.1100%	0.81%	0.00%
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $22,769,535 and $22,478,449, respectively. The effect of interfund transactions on the Statement of Operations was $4,985,730 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $555,938,641 and $754,861,074, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	80,000,000		80,000,000
Sold	1,222,209	$15,548,929	116,272	$1,236,821
Issued in reinvestment of distributions	300,265	3,798,350	1,169,815	12,696,691
Redeemed	(5,703,916)	(73,591,791)	(1,171,841)	(14,832,929)
	(4,181,442)	(54,244,512)	114,246	(899,417)
G Class/Shares Authorized	330,000,000		330,000,000
Sold	6,451,142	82,271,277	2,221,257	27,299,692
Issued in reinvestment of distributions	1,588,461	20,219,351	4,404,423	48,148,677
Redeemed	(17,105,855)	(221,963,982)	(9,437,095)	(118,704,763)
	(9,066,252)	(119,473,354)	(2,811,415)	(43,256,394)
Net increase (decrease)	(13,247,694)	$(173,717,866)	(2,697,169)	$(44,155,811)
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6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$363,964,216	—	—
Temporary Cash Investments	11,371	$8,095,002	—
	$363,975,587	$8,095,002	—
Other Financial Instruments
Futures Contracts	$23,928	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$6,530	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $2,348 futures contracts purchased.
The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $34,915 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $416,826 in net realized gain (loss) on futures contract transactions and $17,398 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.
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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$2,722,586	$21,777,059
Long-term capital gains	$21,295,115	$39,068,309

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which are primarily due to tax equalization, were made to capital $12,576,476 and distributable earnings $(12,576,476).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$250,727,771
Gross tax appreciation of investments	$124,326,389
Gross tax depreciation of investments	(2,983,571)
Net tax appreciation (depreciation) of investments	$121,342,818
Undistributed ordinary income	$1,802,696
Accumulated long-term gains	$58,200,919
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$12.29	(0.01)	2.64	2.63	—	(0.69)	(0.69)	$14.23	22.14%	1.01%	1.02%	(0.09)%	(0.10)%	137%	$73,179
2019	$13.13	0.03	0.65	0.68	(0.04)	(1.48)	(1.52)	$12.29	6.76%	1.02%	1.02%	0.23%	0.23%	115%	$114,600
2018	$11.41	0.03	2.10	2.13	(0.03)	(0.38)	(0.41)	$13.13	18.85%	1.01%	1.01%	0.22%	0.22%	105%	$120,907
2017	$9.49	0.05	1.92	1.97	(0.05)	—	(0.05)	$11.41	20.83%	1.02%	1.02%	0.51%	0.51%	131%	$106,476
2016	$9.77	0.06	(0.27)	(0.21)	(0.07)	—	(0.07)	$9.49	(2.18)%	1.02%	1.02%	0.62%	0.62%	118%	$92,560
G Class
2020	$12.31	0.12	2.66	2.78	(0.12)	(0.69)	(0.81)	$14.28	23.39%	0.01%	0.82%	0.91%	0.10%	137%	$297,903
2019	$13.14	0.15	0.65	0.80	(0.15)	(1.48)	(1.63)	$12.31	7.80%	0.01%	0.82%	1.24%	0.43%	115%	$368,540
2018	$11.41	0.15	2.10	2.25	(0.14)	(0.38)	(0.52)	$13.14	19.98%	0.07%	0.81%	1.16%	0.42%	105%	$430,102
2017	$9.49	0.08	1.92	2.00	(0.08)	—	(0.08)	$11.41	21.08%	0.82%	0.82%	0.71%	0.71%	131%	$449,768
2016	$9.78	0.08	(0.28)	(0.20)	(0.09)	—	(0.09)	$9.49	(2.03)%	0.82%	0.82%	0.82%	0.82%	118%	$397,955

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Disciplined Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Disciplined Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
26

renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one- and three-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board
27

found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
28

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was at the median of the total expense ratios of the Fund’s peer group.The Board and the Advisor agreed to a temporary reduction of the Fund's annual unified management fee of 0.01% (e.g., the Investor Class unified fee will be reduced from 1.01% to 1.00%) for at least one year, beginning August 1, 2020. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

29

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.
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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $2,722,586, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $33,368,782, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2020.

The fund hereby designates $349,996 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2020.

The fund utilized earnings and profits of $12,576,476 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-93000 2008

Annual Report

June 30, 2020

NT Equity Growth Fund
G Class (ACLEX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLEX	6.58%	8.97%	13.14%	5/12/06
S&P 500 Index	—	7.51%	10.72%	13.98%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010

Value on June 30, 2020
G Class — $34,404

S&P 500 Index — $37,031

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class 0.47%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
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Portfolio Commentary

Portfolio Managers: Claudia Musat and Steven Rossi

Effective August 2020, portfolio manager Claudia Musat will leave the fund’s portfolio management team, and Guan Wang will join the fund as a portfolio manager.

Performance Summary

NT Equity Growth returned 6.58%* for the fiscal year ended June 30, 2020, compared with the 7.51% return of its benchmark, the S&P 500 Index.

NT Equity Growth advanced during the fiscal year, but underperformed its benchmark, the S&P 500 Index. Security selection in the information technology, consumer discretionary and materials sectors detracted the most from fund performance compared with the benchmark, while positioning in energy and communication services were most additive.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices in the information technology sector weighed most heavily on the fund’s 12-month results. Selections in the semiconductors and semiconductor equipment industry were the main headwind. An underweight to chipmaker NVIDIA was among the leading individual detractors from relative performance. Demand for NVIDIA’s gaming chips was high throughout the period but spiked starting in March, when widespread pandemic lockdown measures caused game manufacturers to purchase large amounts of the chips out of fear that production would stop. Positioning within the communications equipment industry also detracted, as did stock selection in IT services, where an underweight to PayPal Holdings was another leading individual detractor. We have since exited our position in PayPal Holdings.

Within the consumer discretionary sector, security selections in the textiles, apparel and luxury goods industry weighed most heavily on relative results. Within the specialty retail industry, an underweight compared with the benchmark in The Home Depot was among the leading individual detractors for the year. The price increased early in the period but fell during the March 2020 volatility. However, the stock rose heartily during the second quarter of 2020 as people under lockdown turned to home improvement projects to pass the time, stoking demand for the store’s products. Within the internet and direct marketing retail industry, a position in Amazon was also among the top detractors from overall performance.

Stock selections within the metals and mining industry provided the largest headwind for the materials sector. Security picks within the chemicals industry also weighed on results, as did a position in Domtar within the paper and forest products industry. We have since sold the stock. Many areas of the materials sector performed poorly during the 12 months as the economy entered recession and sapped demand for basic materials.

Energy and Communication Services were Additive

Positioning within the energy sector was the largest tailwind to relative returns during the period reflecting reduced exposure to several areas of the sector. Amid the spring lockdown, energy demand fell sharply, which weighed on the price of oil. In addition, a price war between Saudi Arabia and Russia further exacerbated the drop. Many energy companies, such as drillers and refiners, were hurt by the price decrease. Within the oil, gas and consumable fuels industry, underweight exposure to Exxon Mobil boosted returns and was among the leading contributors to relative performance.

*Fund returns would have been lower if a portion of fees had not been waived.
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Reduced exposure to other companies such as Phillips 66, Occidental Petroleum and ConocoPhillips also helped performance compared with the benchmark. As of the end of the period, we have exited our positions in Phillips 66, Occidental Petroleum and ConocoPhillips. Limited exposure to several companies within the energy equipment and services industry also bolstered results.

Stock selection within the communication services sector was also helpful, particularly within the entertainment industry. Video game companies did well during the period, with demand for their products surging during the lockdown. An overweight to Activision Blizzard was among the leading individual contributors for the period. A position in Electronic Arts was also beneficial. Both companies boasted strong revenues and earnings beats during the period, especially in the first quarter of 2020. An underweight to The Walt Disney Co. also drove relative returns, as the company’s revenues were hurt by park closures due to the pandemic. We have since exited the stock. Positioning within the interactive media and services industry also provided a tailwind.

A Look Ahead

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide investors with well-diversified and risk-managed exposure to broad U.S. equities. As such, we do not see significant deviations in sector weightings versus the S&P 500 Index. Nevertheless, we can point to select sectors and industries where we are finding more or less investment opportunity.

At period-end, the information technology sector was the largest absolute weighting and largest relative overweight. Software and communications equipment represent some of the most attractive industry groups we see. The health care sector was the second-largest relative overweight. Our model detects opportunities within the biotechnology, health care technology and life sciences tools and services industries. Conversely, a relative lack of exposure to financials reflects the fact that we see a number of stocks in the capital markets, diversified financial services and banks industries that do not score well across our models in the current environment. In addition, our real estate sector underweight position reflects a lack of opportunity within real estate investment trusts (REITs) across most factors in the stock selection model.

4

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Apple, Inc.	5.0%
Microsoft Corp.	4.6%
Amazon.com, Inc.	3.8%
Alphabet, Inc., Class A	2.9%
Facebook, Inc., Class A	2.9%
Adobe, Inc.	2.0%
Merck & Co., Inc.	1.5%
Broadcom, Inc.	1.4%
Bristol-Myers Squibb Co.	1.4%
Verizon Communications, Inc.	1.2%

Top Five Industries	% of net assets
Software	12.7%
Technology Hardware, Storage and Peripherals	6.0%
Interactive Media and Services	5.8%
Pharmaceuticals	5.4%
Semiconductors and Semiconductor Equipment	4.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.5%
Temporary Cash Investments	1.6%
Other Assets and Liabilities	(0.1)%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$980.00	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,024.81	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 0.9%
Huntington Ingalls Industries, Inc.	5,822	$1,015,880
Lockheed Martin Corp.	11,231	4,098,417
		5,114,297
Banks — 2.4%
Bank of America Corp.	141,418	3,358,678
Citigroup, Inc.	15,234	778,457
East West Bancorp, Inc.	18,325	664,098
JPMorgan Chase & Co.	58,575	5,509,564
Regions Financial Corp.	52,006	578,307
Truist Financial Corp.	25,628	962,331
Wells Fargo & Co.	29,733	761,165
Zions Bancorp N.A.	36,458	1,239,572
		13,852,172
Beverages — 1.1%
Coca-Cola Co. (The)	25,676	1,147,204
Molson Coors Beverage Co., Class B	67,828	2,330,570
Monster Beverage Corp.(1)	39,979	2,771,344
		6,249,118
Biotechnology — 2.7%
AbbVie, Inc.	32,569	3,197,625
Amgen, Inc.	5,862	1,382,611
Biogen, Inc.(1)	14,133	3,781,284
Exelixis, Inc.(1)	23,802	565,060
Incyte Corp.(1)	16,387	1,703,756
Neurocrine Biosciences, Inc.(1)	4,714	575,108
Regeneron Pharmaceuticals, Inc.(1)	5,501	3,430,699
Vertex Pharmaceuticals, Inc.(1)	3,933	1,141,789
		15,777,932
Building Products — 1.5%
Fortune Brands Home & Security, Inc.	40,244	2,572,799
Masco Corp.	122,963	6,173,972
		8,746,771
Capital Markets — 2.3%
Ameriprise Financial, Inc.	10,930	1,639,937
Eaton Vance Corp.	11,127	429,502
FactSet Research Systems, Inc.	9,245	3,036,705
LPL Financial Holdings, Inc.	17,027	1,334,917
Moody's Corp.	12,402	3,407,202
Morgan Stanley	19,941	963,150
SEI Investments Co.	34,114	1,875,588
State Street Corp.	9,649	613,194
		13,300,195
Chemicals — 0.6%
Eastman Chemical Co.	21,376	1,488,625
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	Shares	Value
LyondellBasell Industries NV, Class A	30,512	$2,005,248
		3,493,873
Communications Equipment — 0.9%
Cisco Systems, Inc.	44,393	2,070,490
Motorola Solutions, Inc.	21,118	2,959,265
		5,029,755
Consumer Finance — 0.1%
Capital One Financial Corp.	12,436	778,369

Containers and Packaging — 1.0%
International Paper Co.	56,579	1,992,146
Packaging Corp. of America	25,766	2,571,447
WestRock Co.	39,311	1,110,929
		5,674,522
Distributors — 0.2%
LKQ Corp.(1)	45,115	1,182,013
Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(1)	35,143	6,273,377
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	158,892	4,803,305
CenturyLink, Inc.	309,028	3,099,551
Verizon Communications, Inc.	127,321	7,019,207
		14,922,063
Electric Utilities — 2.0%
Duke Energy Corp.	20,599	1,645,654
Evergy, Inc.	45,413	2,692,537
Exelon Corp.	30,768	1,116,571
NextEra Energy, Inc.	1,702	408,769
NRG Energy, Inc.	85,134	2,771,963
PPL Corp.	94,016	2,429,373
Southern Co. (The)	8,143	422,215
		11,487,082
Electrical Equipment — 1.4%
Emerson Electric Co.	97,209	6,029,874
Hubbell, Inc.	14,478	1,814,962
		7,844,836
Electronic Equipment, Instruments and Components — 0.5%
Trimble, Inc.(1)	39,284	1,696,676
Zebra Technologies Corp., Class A(1)	5,560	1,423,082
		3,119,758
Energy Equipment and Services — 0.1%
Schlumberger Ltd.	48,353	889,212
Entertainment — 2.3%
Activision Blizzard, Inc.	40,790	3,095,961
Electronic Arts, Inc.(1)	44,599	5,889,298
Netflix, Inc.(1)	2,395	1,089,821
Zynga, Inc., Class A(1)	335,951	3,204,972
		13,280,052
Equity Real Estate Investment Trusts (REITs) — 0.2%
WP Carey, Inc.	17,113	1,157,694
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	Shares	Value
Food and Staples Retailing — 0.4%
Walgreens Boots Alliance, Inc.	27,686	$1,173,609
Walmart, Inc.	9,442	1,130,963
		2,304,572
Food Products — 2.9%
Campbell Soup Co.	14,406	714,970
General Mills, Inc.	68,061	4,195,961
Hershey Co. (The)	45,758	5,931,152
Hormel Foods Corp.	57,132	2,757,762
Kellogg Co.	40,990	2,707,799
Kraft Heinz Co. (The)	19,304	615,604
		16,923,248
Health Care Equipment and Supplies — 4.1%
Abbott Laboratories	69,567	6,360,511
ABIOMED, Inc.(1)	6,341	1,531,732
Align Technology, Inc.(1)	9,723	2,668,380
Baxter International, Inc.	62,443	5,376,342
Danaher Corp.	7,316	1,293,688
DexCom, Inc.(1)	1,571	636,883
Edwards Lifesciences Corp.(1)	45,024	3,111,609
Medtronic plc	17,477	1,602,641
Zimmer Biomet Holdings, Inc.	6,872	820,242
		23,402,028
Health Care Providers and Services — 3.3%
Cardinal Health, Inc.	11,002	574,195
CVS Health Corp.	80,985	5,261,596
Henry Schein, Inc.(1)	9,008	525,977
Humana, Inc.	13,223	5,127,218
McKesson Corp.	21,667	3,324,151
UnitedHealth Group, Inc.	14,076	4,151,716
		18,964,853
Health Care Technology — 1.0%
Cerner Corp.	85,668	5,872,541
Hotels, Restaurants and Leisure — 0.8%
Las Vegas Sands Corp.	35,656	1,623,774
Starbucks Corp.	44,790	3,296,096
		4,919,870
Household Durables — 0.6%
Mohawk Industries, Inc.(1)	18,359	1,868,212
PulteGroup, Inc.	44,772	1,523,591
		3,391,803
Household Products — 2.4%
Colgate-Palmolive Co.	40,170	2,942,854
Kimberly-Clark Corp.	30,421	4,300,009
Procter & Gamble Co. (The)	55,165	6,596,079
		13,838,942
Industrial Conglomerates — 1.5%
3M Co.	21,435	3,343,646
Carlisle Cos., Inc.	31,063	3,717,309
Honeywell International, Inc.	10,124	1,463,829
		8,524,784
9

	Shares	Value
Insurance — 1.9%
American Financial Group, Inc.	17,579	$1,115,563
Aon plc, Class A	4,203	809,498
Brown & Brown, Inc.	48,971	1,996,058
Hartford Financial Services Group, Inc. (The)	28,719	1,107,117
Marsh & McLennan Cos., Inc.	27,012	2,900,278
MetLife, Inc.	60,723	2,217,604
Reinsurance Group of America, Inc.	7,358	577,162
		10,723,280
Interactive Media and Services — 5.8%
Alphabet, Inc., Class A(1)	11,786	16,713,138
Facebook, Inc., Class A(1)	73,446	16,677,383
		33,390,521
Internet and Direct Marketing Retail — 4.7%
Amazon.com, Inc.(1)	7,971	21,990,554
eBay, Inc.	94,690	4,966,491
		26,957,045
IT Services — 3.7%
Accenture plc, Class A	10,193	2,188,641
Akamai Technologies, Inc.(1)	12,237	1,310,460
Amdocs Ltd.	45,214	2,752,628
Cognizant Technology Solutions Corp., Class A	20,428	1,160,719
International Business Machines Corp.	47,395	5,723,894
Mastercard, Inc., Class A	6,642	1,964,040
Visa, Inc., Class A	18,173	3,510,479
Western Union Co. (The)	123,308	2,665,919
		21,276,780
Life Sciences Tools and Services — 0.9%
Agilent Technologies, Inc.	56,711	5,011,551
Machinery — 1.7%
Cummins, Inc.	39,228	6,796,643
Snap-on, Inc.	20,452	2,832,807
		9,629,450
Media — 0.8%
Discovery, Inc., Class C(1)	208,405	4,013,880
Interpublic Group of Cos., Inc. (The)	36,947	634,011
		4,647,891
Metals and Mining — 0.9%
Reliance Steel & Aluminum Co.	38,268	3,632,781
Steel Dynamics, Inc.	68,842	1,796,088
		5,428,869
Multi-Utilities — 0.6%
Dominion Energy, Inc.	33,757	2,740,393
MDU Resources Group, Inc.	31,531	699,358
		3,439,751
Multiline Retail — 0.7%
Target Corp.	36,231	4,345,184
Oil, Gas and Consumable Fuels — 1.9%
Cabot Oil & Gas Corp.	29,647	509,335
Chevron Corp.	72,489	6,468,193
Exxon Mobil Corp.	56,701	2,535,669
10

	Shares	Value
Kinder Morgan, Inc.	62,997	$955,665
Williams Cos., Inc. (The)	40,753	775,122
		11,243,984
Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	20,383	3,845,864
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	140,763	8,276,865
Jazz Pharmaceuticals plc(1)	24,797	2,736,101
Johnson & Johnson	48,919	6,879,479
Merck & Co., Inc.	111,482	8,620,903
Mylan NV(1)	170,991	2,749,535
Pfizer, Inc.	49,814	1,628,918
		30,891,801
Professional Services — 0.7%
Nielsen Holdings plc	70,676	1,050,245
Robert Half International, Inc.	61,261	3,236,419
		4,286,664
Road and Rail — 0.5%
Kansas City Southern	17,743	2,648,852
Semiconductors and Semiconductor Equipment — 4.7%
Applied Materials, Inc.	82,254	4,972,254
Broadcom, Inc.	26,307	8,302,752
Intel Corp.	44,885	2,685,470
KLA Corp.	5,652	1,099,201
Lam Research Corp.	3,865	1,250,173
Maxim Integrated Products, Inc.	32,869	1,992,190
NVIDIA Corp.	2,439	926,601
Qorvo, Inc.(1)	11,689	1,291,985
Texas Instruments, Inc.	37,098	4,710,333
		27,230,959
Software — 12.7%
Adobe, Inc.(1)	26,528	11,547,904
Autodesk, Inc.(1)	21,015	5,026,578
Cadence Design Systems, Inc.(1)	50,713	4,866,419
Dropbox, Inc., Class A(1)	82,769	1,801,881
Intuit, Inc.	15,017	4,447,885
Microsoft Corp.	129,903	26,436,560
NortonLifeLock, Inc.	43,156	855,783
Oracle Corp. (New York)	69,125	3,820,539
salesforce.com, Inc.(1)	32,970	6,176,270
ServiceNow, Inc.(1)	11,939	4,836,011
VMware, Inc., Class A(1)	19,901	3,081,869
		72,897,699
Specialty Retail — 1.8%
AutoZone, Inc.(1)	1,792	2,021,591
Best Buy Co., Inc.	32,468	2,833,482
Home Depot, Inc. (The)	3,293	824,930
O'Reilly Automotive, Inc.(1)	6,314	2,662,424
Ulta Beauty, Inc.(1)	8,966	1,823,864
		10,166,291
11

	Shares	Value
Technology Hardware, Storage and Peripherals — 6.0%
Apple, Inc.	79,544	$29,017,651
HP, Inc.	158,596	2,764,328
NetApp, Inc.	57,888	2,568,491
		34,350,470
Textiles, Apparel and Luxury Goods — 0.6%
Ralph Lauren Corp.	51,404	3,727,818
Trading Companies and Distributors — 0.9%
W.W. Grainger, Inc.	16,048	5,041,640
TOTAL COMMON STOCKS (Cost $438,208,853)		567,498,096
TEMPORARY CASH INVESTMENTS — 1.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $4,066,513), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $3,988,413)		3,988,411
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $5,296,961), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $5,193,007)		5,193,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,895	12,895
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,194,306)		9,194,306
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $447,403,159)		576,692,402
OTHER ASSETS AND LIABILITIES — (0.1)%		(703,167)
TOTAL NET ASSETS — 100.0%		$575,989,235

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini	30	September 2020	$1,500	$4,635,300	$109,700

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $447,403,159)	$576,692,402
Deposits with broker for futures contracts	360,000
Receivable for capital shares sold	38,426
Receivable for variation margin on futures contracts	63,750
Dividends and interest receivable	429,479
577,584,057

Liabilities
Payable for capital shares redeemed	1,594,822

Net Assets	$575,989,235

G Class Capital Shares, $0.01 Par Value
Shares authorized	985,000,000
Shares outstanding	53,916,178

Net Asset Value Per Share	$10.68

Net Assets Consist of:
Capital (par value and paid-in surplus)	$347,262,560
Distributable earnings	228,726,675
$575,989,235

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$14,964,922
Interest	668,791
Securities lending, net	1,929
15,635,642

Expenses:
Management fees	4,234,658
Directors' fees and expenses	73,850
Other expenses	6,535
4,315,043
Fees waived	(4,234,658)
80,385

Net investment income (loss)	15,555,257

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	284,576,587
Futures contract transactions	11,350,634
295,927,221

Change in net unrealized appreciation (depreciation) on:
Investments	(228,891,071)
Futures contracts	(55,183)
(228,946,254)

Net realized and unrealized gain (loss)	66,980,967

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,536,224

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$15,555,257	$28,640,627
Net realized gain (loss)	295,927,221	102,727,641
Change in net unrealized appreciation (depreciation)	(228,946,254)	(17,300,566)
Net increase (decrease) in net assets resulting from operations	82,536,224	114,067,702

Distributions to Shareholders
From earnings	(159,452,313)	(194,396,133)

Capital Share Transactions
Proceeds from shares sold	30,112,019	133,221,176
Proceeds from reinvestment of distributions	159,452,313	194,396,133
Payments for shares redeemed	(958,021,793)	(498,765,868)
Net increase (decrease) in net assets from capital share transactions	(768,457,461)	(171,148,559)

Net increase (decrease) in net assets	(845,373,550)	(251,476,990)

Net Assets
Beginning of period	1,421,362,785	1,672,839,775
End of period	$575,989,235	$1,421,362,785

Transactions in Shares of the Fund
Sold	2,954,313	10,292,977
Issued in reinvestment of distributions	14,469,417	16,453,755
Redeemed	(72,058,057)	(37,479,042)
Net increase (decrease) in shares of the fund	(54,634,327)	(10,732,310)

See Notes to Financial Statements.

15

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Equity Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard or the Bloomberg Industry Classification Standard for the tobacco industry. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200%. The rates for the Complex Fee range from 0.0500% to 0.1100%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended June 30, 2020 was 0.46% before waiver and 0.00% after waiver.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $22,239,001 and $63,384,386, respectively. The effect of interfund transactions on the Statement of Operations was $5,561,047 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $941,045,705 and $1,840,223,615, respectively.

18

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$567,498,096	—	—
Temporary Cash Investments	12,895	$9,181,411	—
	$567,510,991	$9,181,411	—
Other Financial Instruments
Futures Contracts	$109,700	—	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $18,513 futures contracts purchased.
The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $63,750 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $11,350,634 in net realized gain (loss) on futures contract transactions and $(55,183) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

19

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
8. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$15,643,887	$68,693,242
Long-term capital gains	$143,808,426	$125,702,891

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
The reclassifications, which are primarily due to tax equalization, were made to capital $95,990,588 and distributable earnings $(95,990,588).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$450,298,911
Gross tax appreciation of investments	$148,069,755
Gross tax depreciation of investments	(21,676,264)
Net tax appreciation (depreciation) of investments	$126,393,491
Undistributed ordinary income	$11,294,837
Accumulated long-term gains	$91,038,347

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2020	$13.09	0.21	0.71	0.92	(0.25)	(3.08)	(3.33)	$10.68	6.58%	0.01%	0.47%	1.69%	1.23%	108%	$575,989
2019	$14.02	0.25	0.64	0.89	(0.24)	(1.58)	(1.82)	$13.09	8.05%	0.01%	0.47%	1.89%	1.43%	84%	$1,421,363
2018	$13.03	0.27	1.79	2.06	(0.26)	(0.81)	(1.07)	$14.02	16.11%	0.04%	0.46%	1.93%	1.51%	83%	$1,672,840
2017	$11.20	0.19	1.83	2.02	(0.19)	—	(0.19)	$13.03	18.09%	0.47%	0.47%	1.54%	1.54%	88%	$1,771,561
2016	$12.30	0.19	(0.53)	(0.34)	(0.19)	(0.57)	(0.76)	$11.20	(2.65)%	0.47%	0.47%	1.65%	1.65%	94%	$1,563,685

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of NT Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Equity Growth Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $13,889,857, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,140,573 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended June 30, 2020.

The fund hereby designates $236,805,822, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended June 30, 2020.

The fund utilized earnings and profits of $95,990,588 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92997 2008

Annual Report

June 30, 2020

Small Company Fund
Investor Class (ASQIX)
I Class (ASCQX)
A Class (ASQAX)
C Class (ASQCX)
R Class (ASCRX)
R5 Class (ASQGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ASQIX	-8.19%	1.22%	9.16%	—	7/31/98
Russell 2000 Index	—	-6.63%	4.28%	10.49%	—	—
I Class	ASCQX	-7.97%	1.41%	9.36%	—	10/1/99
A Class	ASQAX					9/7/00
No sales charge		-8.38%	0.96%	8.87%	—
With sales charge		-13.67%	-0.23%	8.23%	—
C Class	ASQCX	-9.08%	0.20%	8.07%	—	3/1/10
R Class	ASCRX	-8.59%	0.71%	8.61%	—	8/29/03
R5 Class	ASQGX	-7.97%	—	—	-0.65%	4/10/17
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on June 30, 2020
Investor Class — $24,032

Russell 2000 Index — $27,142

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.87%	0.67%	1.12%	1.87%	1.37%	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Manager: Steven Rossi

In April 2020, Brian Garbe left the fund's portfolio management team.

Effective August 2020, Guan Wang will join the fund's portfolio management team.
Performance Summary

Small Company returned -8.19%* for the fiscal year ended June 30, 2020, compared with the -6.63% return of its benchmark, the Russell 2000 Index.

Small Company fell during the fiscal year, and trailed the return of its benchmark, the Russell 2000 Index. Stock choices in the health care, real estate and consumer discretionary sectors detracted most from fund performance, while selections in the consumer staples and industrials sectors benefited fund results.

Stock Choices Across Several Sectors Detracted From Relative Returns

Stock choices were the largest driver of the fund’s 12-month results. Security selections in the health care sector detracted most from performance, primarily within the biotechnology industry. An underweight to Immunomedics was one of the leading individual detractors from performance compared with the benchmark for the period. The stock price began to rise dramatically in April, when the Food and Drug Administration granted accelerated approval for its breast cancer drug. Security selections within the health care technology industry also weighed on results, as did positioning within health care providers and services, where an overweight to AMN Healthcare Services was not beneficial. The stock of the health care staffing company started on a downward trend in March that lasted through early May before leveling off after a favorable earnings call. A decrease in elective surgical procedures and demand for home health care assistance affected the company during the COVID-19 lockdown. We have since exited the position.

Stock selection within real estate also negatively affected the portfolio, particularly within the equity real estate investment trusts (REITs) industry. Commercial real estate company Alexander & Baldwin was one of the leading individual detractors from relative results for the period. We closed the position. CorEnergy Infrastructure Trust and The GEO Group also weighed on results. CorEnergy operates oil pipelines and was negatively affected in March, when a price war between Saudi Arabia and Russia exacerbated the decrease in oil prices. We sold the position.

Within the consumer discretionary sector, stock choices within the hotels, restaurants and leisure industry were the primary headwind to results. Many businesses within the industry were very negatively affected by the pandemic. Jack in the Box fast-food restaurant was a leading detractor from portfolio performance for the period. BJ’s Restaurants and Dave & Buster’s Entertainment also weighed on returns, as diner traffic at their locations was eliminated by widespread lockdown measures. We have since exited our position in BJ’s Restaurants.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Consumer Staples and Industrials Were Additive

In consumer staples, an overweight to the beverages industry, as well as stock choices within the personal products and tobacco industries, were the largest contributors to relative returns. In beverages, an overweight position in The Boston Beer Co. provided a tailwind to results. The maker of Samuel Adams and other adult beverages enjoyed strong demand for its products during the period. Its hard seltzer brand, Truly, was popular during the 12 months. Sales saw an uptick during the first and second quarters of 2020, helping the stock price to rise steadily starting in late March.

Within the personal products industry, diet and wellness company Medifast was a leading contributor. Its stock price came under pressure due to activist investor activity in November of 2019, but the company enjoyed revenue increases in both the fourth and first quarters of 2019 and 2020, respectively, which helped to bolster the stock price. Within tobacco, an overweight position in Vector Group, as well as avoidance of several other tobacco companies, lifted relative results. We have since closed our position in Vector Group.

Stock selections across several industries within the industrials sector worked to boost returns. Within machinery, infrastructure equipment company SPX was a leading contributor. The stock rose on strong earnings for the third and fourth quarter of 2019 but was mildly impacted by the COVID-19 pandemic. However, the stock rebounded in late March as central banks worked to stoke economic activity and support security valuations. We have since exited the position. Within the road and rail industry, a position in Marten Transport provided a tailwind, as did avoidance of Hertz Global Holdings, which had a subsidiary file for bankruptcy in May 2020. We have since sold Marten Transport. Avoiding several airline companies, which were badly hurt by the pandemic, also worked to lift returns. As COVID-19 spread, business and consumer travel halted, causing airline revenues to nosedive. The aerospace and defense sector was also hurt by the trend. Reduced exposure to that industry benefited returns.

Portfolio Positioning

Our disciplined, objective and systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is an effective way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. As a result, our sector weights reflect where we are finding opportunities at a given time.

At period-end, the portfolio’s largest relative overweights were in the consumer staples and information technology sectors. In consumer staples, we find attractive investment opportunities within the beverages and personal products industries. In information technology, our models indicate opportunity in the software and semiconductors and semiconductor equipment industries. Conversely, we reduced our exposure to financials stocks during the period. The sector is now among the largest relative underweight positions. We feel there is a comparative lack of opportunity in the sector, particularly within the banks and mortgage REITs industries. The utilities sector also shows a lack of opportunity and was also a significant relative underweight at period-end.

6

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
Quidel Corp.	1.4%
MAXIMUS, Inc.	1.3%
Exelixis, Inc.	1.2%
ASGN, Inc.	1.1%
Box, Inc., Class A	1.1%
Chegg, Inc.	1.1%
Novocure Ltd.	1.0%
Cirrus Logic, Inc.	1.0%
Cogent Communications Holdings, Inc.	1.0%
j2 Global, Inc.	1.0%

Top Five Industries	% of net assets
Software	7.9%
Health Care Equipment and Supplies	6.8%
Biotechnology	5.9%
Banks	5.5%
Equity Real Estate Investment Trusts (REITs)	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.3%
Temporary Cash Investments	11.9%
Other Assets and Liabilities	(6.2)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$869.00	$4.04	0.87%
I Class	$1,000	$870.40	$3.12	0.67%
A Class	$1,000	$868.00	$5.20	1.12%
C Class	$1,000	$864.60	$8.67	1.87%
R Class	$1,000	$867.10	$6.36	1.37%
R5 Class	$1,000	$869.80	$3.11	0.67%
Hypothetical
Investor Class	$1,000	$1,020.54	$4.37	0.87%
I Class	$1,000	$1,021.53	$3.37	0.67%
A Class	$1,000	$1,019.29	$5.62	1.12%
C Class	$1,000	$1,015.56	$9.37	1.87%
R Class	$1,000	$1,018.05	$6.87	1.37%
R5 Class	$1,000	$1,021.53	$3.37	0.67%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 94.3%
Aerospace and Defense — 0.6%
Axon Enterprise, Inc.(1)	8,989	$882,092
Air Freight and Logistics — 0.6%
Echo Global Logistics, Inc.(1)	28,355	613,035
Forward Air Corp.	6,595	328,563
		941,598
Auto Components — 1.8%
American Axle & Manufacturing Holdings, Inc.(1)	49,737	378,001
Dana, Inc.	37,256	454,151
Gentherm, Inc.(1)	18,352	713,893
LCI Industries	11,085	1,274,553
		2,820,598
Automobiles — 0.1%
Winnebago Industries, Inc.	1,605	106,925
Banks — 5.5%
BancFirst Corp.	10,488	425,498
Bank of NT Butterfield & Son Ltd. (The)	38,152	930,527
Cathay General Bancorp.	38,357	1,008,789
City Holding Co.	4,811	313,533
Community Bank System, Inc.	22,825	1,301,482
Eagle Bancorp, Inc.	9,335	305,721
First BanCorp	41,921	234,338
First Commonwealth Financial Corp.	52,651	435,950
First Merchants Corp.	14,286	393,865
Independent Bank Group, Inc.	4,733	191,781
International Bancshares Corp.	28,512	912,954
Pacific Premier Bancorp, Inc.	32,989	715,202
Park National Corp.	3,053	214,870
S&T Bancorp, Inc.	26,823	628,999
TCF Financial Corp.	10,663	313,706
United Community Banks, Inc.	22,665	456,020
		8,783,235
Beverages — 1.4%
Boston Beer Co., Inc. (The), Class A(1)	665	356,872
Coca-Cola Consolidated, Inc.	1,780	407,958
National Beverage Corp.(1)	24,241	1,479,186
		2,244,016
Biotechnology — 5.9%
ACADIA Pharmaceuticals, Inc.(1)	3,441	166,785
Akebia Therapeutics, Inc.(1)	19,050	258,699
Anika Therapeutics, Inc.(1)	10,657	402,089
CareDx, Inc.(1)	5,200	184,236
Eagle Pharmaceuticals, Inc.(1)	14,334	687,745
Exact Sciences Corp.(1)	5,386	468,259
Exelixis, Inc.(1)	82,806	1,965,814
Heron Therapeutics, Inc.(1)	36,243	533,135
10

	Shares	Value
Immunomedics, Inc.(1)	9,142	$323,992
Invitae Corp.(1)	8,038	243,471
Iovance Biotherapeutics, Inc.(1)	6,703	183,997
Ironwood Pharmaceuticals, Inc.(1)	89,931	928,088
Mirati Therapeutics, Inc.(1)	880	100,470
Natera, Inc.(1)	4,981	248,353
PTC Therapeutics, Inc.(1)	14,240	722,538
Radius Health, Inc.(1)	18,751	255,576
Retrophin, Inc.(1)	7,541	153,912
Sarepta Therapeutics, Inc.(1)	2,218	355,634
Vanda Pharmaceuticals, Inc.(1)	71,160	814,070
Veracyte, Inc.(1)	10,866	281,429
Vericel Corp.(1)	8,635	119,336
		9,397,628
Building Products — 3.0%
Advanced Drainage Systems, Inc.	29,603	1,462,388
Apogee Enterprises, Inc.	15,451	355,991
Builders FirstSource, Inc.(1)	47,007	973,045
Masonite International Corp.(1)	2,407	187,216
Patrick Industries, Inc.	11,848	725,690
PGT Innovations, Inc.(1)	36,984	579,909
UFP Industries, Inc.	10,327	511,290
		4,795,529
Capital Markets — 1.9%
Blucora, Inc.(1)	16,171	184,673
Evercore, Inc., Class A	20,193	1,189,772
Moelis & Co., Class A	10,647	331,760
Piper Sandler Cos.	3,066	181,385
Waddell & Reed Financial, Inc., Class A	71,377	1,107,057
		2,994,647
Chemicals — 1.0%
Minerals Technologies, Inc.	9,456	443,770
Sensient Technologies Corp.	16,990	886,198
Tronox Holdings plc, Class A(1)	25,212	182,031
		1,511,999
Commercial Services and Supplies — 3.0%
ACCO Brands Corp.	23,750	168,625
Cimpress plc(1)	12,571	959,670
Deluxe Corp.	47,718	1,123,282
Healthcare Services Group, Inc.	15,412	376,977
Herman Miller, Inc.	8,474	200,071
HNI Corp.	40,900	1,250,313
Knoll, Inc.	32,398	394,932
Steelcase, Inc., Class A	24,903	300,330
		4,774,200
Communications Equipment — 0.8%
Extreme Networks, Inc.(1)	131,966	572,732
Lumentum Holdings, Inc.(1)	8,250	671,798
		1,244,530
Construction and Engineering — 0.7%
Comfort Systems USA, Inc.	4,019	163,774
11

	Shares	Value
MasTec, Inc.(1)	21,960	$985,345
		1,149,119
Consumer Finance — 1.2%
Encore Capital Group, Inc.(1)	4,579	156,510
Enova International, Inc.(1)	41,808	621,685
Green Dot Corp., Class A(1)	16,397	804,765
LendingTree, Inc.(1)	1,353	391,734
		1,974,694
Diversified Consumer Services — 1.9%
Chegg, Inc.(1)	25,763	1,732,819
K12, Inc.(1)	9,034	246,086
Perdoceo Education Corp.(1)	32,359	515,479
WW International, Inc.(1)	20,833	528,742
		3,023,126
Diversified Telecommunication Services — 1.0%
Cogent Communications Holdings, Inc.	20,592	1,592,997
Electrical Equipment — 0.7%
Atkore International Group, Inc.(1)	11,508	314,744
AZZ, Inc.	23,384	802,539
		1,117,283
Electronic Equipment, Instruments and Components — 0.9%
Belden, Inc.	5,966	194,194
OSI Systems, Inc.(1)	13,333	995,175
Sanmina Corp.(1)	7,931	198,592
		1,387,961
Energy Equipment and Services — 0.4%
Cactus, Inc., Class A	14,496	299,053
NexTier Oilfield Solutions, Inc.(1)	143,634	351,903
		650,956
Equity Real Estate Investment Trusts (REITs) — 4.3%
Alexander's, Inc.	3,470	835,923
CareTrust REIT, Inc.	30,655	526,040
Equity Lifestyle Properties, Inc.	3,922	245,047
Front Yard Residential Corp.	26,482	230,393
GEO Group, Inc. (The)	59,145	699,685
Global Medical REIT, Inc.	33,077	374,762
Global Net Lease, Inc.	11,914	199,321
Life Storage, Inc.	5,910	561,155
LTC Properties, Inc.	11,648	438,780
Monmouth Real Estate Investment Corp.	12,905	186,994
National Health Investors, Inc.	13,363	811,401
Omega Healthcare Investors, Inc.	23,706	704,779
Sabra Health Care REIT, Inc.	28,226	407,301
Uniti Group, Inc.	21,499	201,016
Urstadt Biddle Properties, Inc., Class A	32,825	389,961
		6,812,558
Food and Staples Retailing — 0.4%
SpartanNash Co.	11,489	244,141
Weis Markets, Inc.	6,811	341,368
		585,509
Food Products — 1.5%
Calavo Growers, Inc.	7,938	499,380
12

	Shares	Value
Freshpet, Inc.(1)	10,949	$915,993
John B Sanfilippo & Son, Inc.	2,943	251,126
Lancaster Colony Corp.	1,853	287,197
Tootsie Roll Industries, Inc.	12,798	438,587
		2,392,283
Health Care Equipment and Supplies — 6.8%
AtriCure, Inc.(1)	3,984	179,081
Cardiovascular Systems, Inc.(1)	22,640	714,292
Inogen, Inc.(1)	10,549	374,700
Insulet Corp.(1)	900	174,834
Integra LifeSciences Holdings Corp.(1)	5,486	257,787
iRhythm Technologies, Inc.(1)	3,558	412,337
Natus Medical, Inc.(1)	38,997	850,915
Nevro Corp.(1)	4,343	518,858
Novocure Ltd.(1)	27,891	1,653,936
NuVasive, Inc.(1)	25,830	1,437,698
Orthofix Medical, Inc.(1)	5,146	164,672
Penumbra, Inc.(1)	842	150,566
Quidel Corp.(1)	10,029	2,243,888
STAAR Surgical Co.(1)	6,235	383,702
Tandem Diabetes Care, Inc.(1)	13,041	1,290,016
		10,807,282
Health Care Providers and Services — 1.4%
Amedisys, Inc.(1)	3,515	697,868
BioTelemetry, Inc.(1)	8,536	385,742
HealthEquity, Inc.(1)	9,180	538,590
Tivity Health, Inc.(1)	51,236	580,504
		2,202,704
Health Care Technology — 1.1%
Simulations Plus, Inc.	2,717	162,531
Teladoc Health, Inc.(1)	4,935	941,795
Vocera Communications, Inc.(1)	26,333	558,260
		1,662,586
Hotels, Restaurants and Leisure — 1.5%
Cheesecake Factory, Inc. (The)	11,081	253,976
Cracker Barrel Old Country Store, Inc.	2,889	320,419
Dave & Buster's Entertainment, Inc.	6,180	82,379
Jack in the Box, Inc.	10,723	794,467
Scientific Games Corp., Class A(1)	7,865	121,593
Texas Roadhouse, Inc.	12,866	676,366
Wingstop, Inc.	876	121,738
		2,370,938
Household Durables — 0.6%
Installed Building Products, Inc.(1)	4,499	309,441
iRobot Corp.(1)	6,782	569,010
		878,451
Household Products — 0.7%
Central Garden & Pet Co., Class A(1)	31,724	1,071,954
Independent Power and Renewable Electricity Producers — 1.5%
Clearway Energy, Inc., Class C	54,017	1,245,632
TerraForm Power, Inc., Class A	57,808	1,065,979
		2,311,611
13

	Shares	Value
Insurance — 2.4%
Enstar Group Ltd.(1)	5,339	$815,639
Goosehead Insurance, Inc., Class A(1)	3,252	244,420
National General Holdings Corp.	52,996	1,145,244
Stewart Information Services Corp.	38,609	1,255,179
Trupanion, Inc.(1)	8,160	348,350
		3,808,832
Interactive Media and Services — 0.1%
Cars.com, Inc.(1)	29,989	172,737
Internet and Direct Marketing Retail — 1.9%
Etsy, Inc.(1)	2,663	282,890
PetMed Express, Inc.	9,170	326,819
Shutterstock, Inc.	33,479	1,170,761
Stamps.com, Inc.(1)	6,915	1,270,216
		3,050,686
IT Services — 2.0%
Cardtronics plc, Class A(1)	14,984	359,316
CSG Systems International, Inc.	2,592	107,283
MAXIMUS, Inc.	28,293	1,993,242
NIC, Inc.	28,685	658,608
		3,118,449
Leisure Products — 0.4%
Malibu Boats, Inc., Class A(1)	8,000	415,600
YETI Holdings, Inc.(1)	5,690	243,134
		658,734
Life Sciences Tools and Services — 0.3%
Medpace Holdings, Inc.(1)	4,826	448,914
Repligen Corp.(1)	775	95,798
		544,712
Machinery — 2.4%
Astec Industries, Inc.	14,535	673,116
EnPro Industries, Inc.	5,803	286,030
Hillenbrand, Inc.	22,567	610,889
Mueller Industries, Inc.	30,279	804,816
Navistar International Corp.(1)	12,223	344,688
Proto Labs, Inc.(1)	1,837	206,607
Standex International Corp.	3,067	176,506
Tennant Co.	5,867	381,414
Wabash National Corp.	35,729	379,442
		3,863,508
Media — 0.6%
Cardlytics, Inc.(1)	2,369	165,782
MSG Networks, Inc., Class A(1)	84,443	840,208
		1,005,990
Metals and Mining — 1.5%
Commercial Metals Co.	56,455	1,151,682
Kaiser Aluminum Corp.	2,304	169,620
Materion Corp.	13,540	832,575
Worthington Industries, Inc.	6,009	224,136
		2,378,013
Multi-Utilities — 0.1%
Unitil Corp.	2,951	132,264
14

	Shares	Value
Oil, Gas and Consumable Fuels — 1.6%
Brigham Minerals, Inc., Class A	12,218	$150,892
CNX Resources Corp.(1)	10,341	89,450
CVR Energy, Inc.	40,470	813,852
DHT Holdings, Inc.	34,150	175,189
Magnolia Oil & Gas Corp., Class A(1)	97,443	590,504
PDC Energy, Inc.(1)	41,459	515,750
Southwestern Energy Co.(1)	63,705	163,085
		2,498,722
Paper and Forest Products — 1.0%
Boise Cascade Co.	18,559	698,004
Neenah, Inc.	4,840	239,387
Schweitzer-Mauduit International, Inc.	21,208	708,559
		1,645,950
Personal Products — 1.6%
Edgewell Personal Care Co.(1)	6,052	188,580
elf Beauty, Inc.(1)	17,712	337,768
Medifast, Inc.	8,341	1,157,481
USANA Health Sciences, Inc.(1)	11,781	865,079
		2,548,908
Pharmaceuticals — 3.0%
Amneal Pharmaceuticals, Inc.(1)	61,324	291,902
Collegium Pharmaceutical, Inc.(1)	27,139	474,933
Corcept Therapeutics, Inc.(1)	73,364	1,233,982
Innoviva, Inc.(1)	74,731	1,044,739
Omeros Corp.(1)	15,019	221,080
Pacira BioSciences, Inc.(1)	24,591	1,290,290
Supernus Pharmaceuticals, Inc.(1)	10,702	254,173
		4,811,099
Professional Services — 1.6%
ASGN, Inc.(1)	26,646	1,776,755
Insperity, Inc.	975	63,112
TriNet Group, Inc.(1)	6,515	397,024
TrueBlue, Inc.(1)	20,423	311,859
		2,548,750
Real Estate Management and Development — 0.6%
Newmark Group, Inc., Class A	64,046	311,264
RE/MAX Holdings, Inc., Class A	12,858	404,127
Realogy Holdings Corp.	40,911	303,150
		1,018,541
Semiconductors and Semiconductor Equipment — 3.5%
Amkor Technology, Inc.(1)	19,354	238,248
Cirrus Logic, Inc.(1)	26,134	1,614,558
Diodes, Inc.(1)	8,179	414,675
Enphase Energy, Inc.(1)	7,968	379,038
FormFactor, Inc.(1)	31,352	919,554
Inphi Corp.(1)	3,678	432,165
MaxLinear, Inc.(1)	18,089	388,190
Silicon Laboratories, Inc.(1)	1,080	108,292
Ultra Clean Holdings, Inc.(1)	19,225	435,062
Veeco Instruments, Inc.(1)	43,520	587,085
		5,516,867
15

	Shares	Value
Software — 7.9%
Appfolio, Inc., Class A(1)	3,842	$625,132
Blackbaud, Inc.	1,976	112,790
Blackline, Inc.(1)	834	69,147
Box, Inc., Class A(1)	84,759	1,759,597
CommVault Systems, Inc.(1)	34,650	1,340,955
Digital Turbine, Inc.(1)	9,975	125,386
Five9, Inc.(1)	8,765	970,022
HubSpot, Inc.(1)	2,316	519,595
j2 Global, Inc.(1)	24,258	1,533,348
Model N, Inc.(1)	26,214	911,199
New Relic, Inc.(1)	5,105	351,734
Progress Software Corp.	17,717	686,534
Proofpoint, Inc.(1)	3,614	401,588
PROS Holdings, Inc.(1)	2,495	110,853
RingCentral, Inc., Class A(1)	851	242,543
SPS Commerce, Inc.(1)	13,047	980,091
SVMK, Inc.(1)	4,927	115,981
Workiva, Inc.(1)	7,481	400,159
Xperi Holding Corp.	47,785	705,306
Zendesk, Inc.(1)	6,479	573,586
		12,535,546
Specialty Retail — 2.4%
Aaron's, Inc.	2,089	94,841
Bed Bath & Beyond, Inc.	20,170	213,802
Children's Place, Inc. (The)	9,088	340,073
Lithia Motors, Inc., Class A	2,113	319,760
Rent-A-Center, Inc.	24,430	679,642
RH(1)	4,223	1,051,105
Signet Jewelers Ltd.	18,215	187,068
Sleep Number Corp.(1)	11,076	461,205
Zumiez, Inc.(1)	19,255	527,202
		3,874,698
Technology Hardware, Storage and Peripherals — 0.3%
Pure Storage, Inc., Class A(1)	25,237	437,357
Textiles, Apparel and Luxury Goods — 1.4%
Crocs, Inc.(1)	20,416	751,717
G-III Apparel Group Ltd.(1)	18,424	244,855
Oxford Industries, Inc.	16,423	722,776
Steven Madden Ltd.	21,011	518,762
		2,238,110
Thrifts and Mortgage Finance — 2.5%
Essent Group Ltd.	40,024	1,451,671
MGIC Investment Corp.	90,560	741,686
NMI Holdings, Inc., Class A(1)	37,398	601,360
Radian Group, Inc.	35,406	549,147
Walker & Dunlop, Inc.	12,103	614,953
		3,958,817
Trading Companies and Distributors — 2.6%
Applied Industrial Technologies, Inc.	2,746	171,323
BMC Stock Holdings, Inc.(1)	52,251	1,313,590
GMS, Inc.(1)	28,839	709,151
16

	Shares	Value
MRC Global, Inc.(1)	110,077	$650,555
NOW, Inc.(1)	95,071	820,463
Triton International Ltd.	12,574	380,238
		4,045,320
Wireless Telecommunication Services — 0.4%
Shenandoah Telecommunications Co.	14,230	701,397
TOTAL COMMON STOCKS (Cost $131,815,688)		149,603,016
TEMPORARY CASH INVESTMENTS — 11.9%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $8,339,450), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $8,179,286)		8,179,281
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $10,863,078), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $10,650,015)		10,650,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	26,444	26,444
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,855,725)		18,855,725
TOTAL INVESTMENT SECURITIES — 106.2% (Cost $150,671,413)		168,458,741
OTHER ASSETS AND LIABILITIES(2) — (6.2)%		(9,823,741)
TOTAL NET ASSETS — 100.0%		$158,635,000

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	70	September 2020	$3,500	$5,031,600	$202,401

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $131,842,132)	$149,629,460
Repurchase agreements, at value (cost of $18,829,281)	18,829,281
Total investment securities, at value (cost of $150,671,413)	168,458,741
Deposits with broker for futures contracts	448,000
Receivable for capital shares sold	31,860
Receivable for variation margin on futures contracts	1,141,169
Dividends and interest receivable	76,652
170,156,422

Liabilities
Payable for investments purchased	11,251,861
Payable for capital shares redeemed	62,589
Accrued management fees	201,575
Distribution and service fees payable	5,397
11,521,422

Net Assets	$158,635,000

Net Assets Consist of:
Capital (par value and paid-in surplus)	$178,950,053
Distributable earnings	(20,315,053)
$158,635,000

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$133,204,561	11,009,164	$12.10
I Class, $0.01 Par Value	$8,376,257	688,983	$12.16
A Class, $0.01 Par Value	$8,726,675	741,358	$11.77*
C Class, $0.01 Par Value	$762,351	68,616	$11.11
R Class, $0.01 Par Value	$7,401,008	646,339	$11.45
R5 Class, $0.01 Par Value	$164,148	13,489	$12.17
*Maximum offering price $12.49 (net asset value divided by 0.9425).

See Notes to Financial Statements.
18

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,711)	$6,205,016
Interest	222,391
Securities lending, net	62,977
6,490,384

Expenses:
Management fees	4,195,694
Distribution and service fees:
A Class	28,712
C Class	9,897
R Class	43,232
Directors' fees and expenses	39,195
Other expenses	3,920
4,320,650

Net investment income (loss)	2,169,734

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(23,460,428)
Futures contract transactions	5,022,146
(18,438,282)

Change in net unrealized appreciation (depreciation) on:
Investments	(13,675,068)
Futures contracts	202,401
(13,472,667)

Net realized and unrealized gain (loss)	(31,910,949)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,741,215)

See Notes to Financial Statements.
19

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$2,169,734	$1,822,732
Net realized gain (loss)	(18,438,282)	8,709,828
Change in net unrealized appreciation (depreciation)	(13,472,667)	(55,593,892)
Net increase (decrease) in net assets resulting from operations	(29,741,215)	(45,061,332)

Distributions to Shareholders
From earnings:
Investor Class	(3,031,824)	(60,872,390)
I Class	(156,076)	(2,151,580)
A Class	(31,135)	(1,924,288)
C Class	—	(194,670)
R Class	(14,146)	(1,385,413)
R5 Class	(2,505)	(23,818)
Decrease in net assets from distributions	(3,235,686)	(66,552,159)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(419,982,085)	62,169,196

Net increase (decrease) in net assets	(452,958,986)	(49,444,295)

Net Assets
Beginning of period	611,593,986	661,038,281
End of period	$158,635,000	$611,593,986

See Notes to Financial Statements.

20

Notes to Financial Statements

JUNE 30, 2020
1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Company Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth by investing primarily in common stocks of small companies.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

21

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

22

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act.The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended June 30, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.5380% to 0.7200%	0.2500% to 0.3100%	0.86%
I Class		0.0500% to 0.1100%	0.66%
A Class		0.2500% to 0.3100%	0.86%
C Class		0.2500% to 0.3100%	0.86%
R Class		0.2500% to 0.3100%	0.86%
R5 Class		0.0500% to 0.1100%	0.66%

23

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended June 30, 2020 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $11,165,435 and $15,762,589, respectively. The effect of interfund transactions on the Statement of Operations was $1,189,696 in net realized gain (loss) on investment transactions.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $635,069,907 and $1,050,142,124, respectively.

24

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended June 30, 2020		Year ended June 30, 2019
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	340,000,000		340,000,000
Sold	5,240,049	$58,414,522	8,566,116	$120,535,946
Issued in reinvestment of distributions	229,972	2,972,437	4,843,836	59,918,460
Redeemed	(37,095,980)	(464,184,870)	(7,430,997)	(105,877,692)
	(31,625,959)	(402,797,911)	5,978,955	74,576,714
I Class/Shares Authorized	35,000,000		35,000,000
Sold	397,413	5,124,981	681,560	9,730,626
Issued in reinvestment of distributions	11,912	155,978	171,734	2,150,512
Redeemed	(1,089,775)	(14,417,556)	(1,157,692)	(16,981,008)
	(680,450)	(9,136,597)	(304,398)	(5,099,870)
A Class/Shares Authorized	35,000,000		35,000,000
Sold	118,109	1,422,983	219,970	3,035,504
Issued in reinvestment of distributions	2,415	29,014	134,925	1,621,800
Redeemed	(539,724)	(6,484,672)	(713,257)	(10,045,216)
	(419,200)	(5,032,675)	(358,362)	(5,387,912)
C Class/Shares Authorized	15,000,000		15,000,000
Sold	1,479	16,998	17,797	249,506
Issued in reinvestment of distributions	—	—	15,968	182,677
Redeemed	(56,297)	(647,404)	(41,538)	(530,641)
	(54,818)	(630,406)	(7,773)	(98,458)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	157,494	1,830,770	207,467	2,748,218
Issued in reinvestment of distributions	1,211	13,928	104,398	1,223,547
Redeemed	(350,822)	(4,143,065)	(446,703)	(5,902,157)
	(192,117)	(2,298,367)	(134,838)	(1,930,392)
R5 Class/Shares Authorized	50,000,000		50,000,000
Sold	2,993	38,434	6,511	91,514
Issued in reinvestment of distributions	192	2,505	1,904	23,818
Redeemed	(10,755)	(127,068)	(455)	(6,218)
	(7,570)	(86,129)	7,960	109,114
Net increase (decrease)	(32,980,114)	$(419,982,085)	5,181,544	$62,169,196

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

25

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$149,603,016	—	—
Temporary Cash Investments	26,444	$18,829,281	—
	$149,629,460	$18,829,281	—
Other Financial Instruments
Futures Contracts	$202,401	—	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $17,613 futures contracts purchased.

The value of equity price risk derivative instruments as of June 30, 2020, is disclosed on the Statement of Assets and Liabilities as an asset of $1,141,169 in receivable for variation margin on futures contracts*. For the year ended June 30, 2020, the effect of equity price risk derivative instruments on the Statement of Operations was $5,022,146 in net realized gain (loss) on futures contract transactions and $202,401 in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

26

9. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$3,235,686	$7,819,252
Long-term capital gains	—	$58,732,907

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$152,091,939
Gross tax appreciation of investments	$24,036,089
Gross tax depreciation of investments	(7,669,287)
Net tax appreciation (depreciation) of investments	$16,366,802
Undistributed ordinary income	—
Accumulated short-term capital losses	$(18,998,788)
Post-October capital loss deferral	$(17,683,067)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue
Code limitations.
27

Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$13.28	0.06	(1.14)	(1.08)	(0.10)	—	(0.10)	$12.10	(8.19)%	0.87%	0.45%	140%	$133,205
2019	$16.17	0.04	(1.39)	(1.35)	(0.01)	(1.53)	(1.54)	$13.28	(7.66)%	0.87%	0.30%	99%	$566,025
2018	$15.04	0.02	1.91	1.93	(0.02)	(0.78)	(0.80)	$16.17	13.18%	0.86%	0.11%	92%	$592,615
2017	$12.46	0.05	2.58	2.63	(0.05)	—	(0.05)	$15.04	21.19%	0.87%	0.37%	90%	$594,198
2016	$13.68	0.04	(1.22)	(1.18)	(0.04)	—	(0.04)	$12.46	(8.63)%	0.88%	0.36%	93%	$654,517
I Class
2020	$13.36	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.16	(7.97)%	0.67%	0.65%	140%	$8,376
2019	$16.26	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.36	(7.50)%	0.67%	0.50%	99%	$18,293
2018	$15.11	0.05	1.92	1.97	(0.04)	(0.78)	(0.82)	$16.26	13.42%	0.66%	0.31%	92%	$27,213
2017	$12.52	0.08	2.59	2.67	(0.08)	—	(0.08)	$15.11	21.41%	0.67%	0.57%	90%	$25,863
2016	$13.76	0.07	(1.24)	(1.17)	(0.07)	—	(0.07)	$12.52	(8.50)%	0.68%	0.56%	93%	$34,094
A Class
2020	$12.89	0.02	(1.10)	(1.08)	(0.04)	—	(0.04)	$11.77	(8.38)%	1.12%	0.20%	140%	$8,727
2019	$15.78	—(3)	(1.36)	(1.36)	—	(1.53)	(1.53)	$12.89	(7.90)%	1.12%	0.05%	99%	$14,960
2018	$14.72	(0.02)	1.86	1.84	—	(0.78)	(0.78)	$15.78	12.90%	1.11%	(0.14)%	92%	$23,970
2017	$12.19	0.02	2.53	2.55	(0.02)	—	(0.02)	$14.72	20.85%	1.12%	0.12%	90%	$31,600
2016	$13.39	0.01	(1.20)	(1.19)	(0.01)	—	(0.01)	$12.19	(8.89)%	1.13%	0.11%	93%	$35,153

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$12.22	(0.07)	(1.04)	(1.11)	—	—	—	$11.11	(9.08)%	1.87%	(0.55)%	140%	$762
2019	$15.16	(0.10)	(1.31)	(1.41)	—	(1.53)	(1.53)	$12.22	(8.60)%	1.87%	(0.70)%	99%	$1,508
2018	$14.27	(0.13)	1.80	1.67	—	(0.78)	(0.78)	$15.16	12.01%	1.86%	(0.89)%	92%	$1,989
2017	$11.89	(0.08)	2.46	2.38	—	—	—	$14.27	20.02%	1.87%	(0.63)%	90%	$1,703
2016	$13.15	(0.07)	(1.19)	(1.26)	—	—	—	$11.89	(9.58)%	1.88%	(0.64)%	93%	$1,631
R Class
2020	$12.55	(0.01)	(1.07)	(1.08)	(0.02)	—	(0.02)	$11.45	(8.59)%	1.37%	(0.05)%	140%	$7,401
2019	$15.45	(0.03)	(1.34)	(1.37)	—	(1.53)	(1.53)	$12.55	(8.15)%	1.37%	(0.20)%	99%	$10,525
2018	$14.46	(0.06)	1.83	1.77	—	(0.78)	(0.78)	$15.45	12.56%	1.36%	(0.39)%	92%	$15,038
2017	$11.99	(0.02)	2.49	2.47	—	—	—	$14.46	20.60%	1.37%	(0.13)%	90%	$17,067
2016	$13.19	(0.01)	(1.19)	(1.20)	—	—	—	$11.99	(9.10)%	1.38%	(0.14)%	93%	$14,847
R5 Class
2020	$13.37	0.08	(1.14)	(1.06)	(0.14)	—	(0.14)	$12.17	(7.97)%	0.67%	0.65%	140%	$164
2019	$16.27	0.07	(1.40)	(1.33)	(0.04)	(1.53)	(1.57)	$13.37	(7.49)%	0.67%	0.50%	99%	$282
2018	$15.12	0.06	1.90	1.96	(0.03)	(0.78)	(0.81)	$16.27	13.34%	0.66%	0.31%	92%	$213
2017(4)	$14.90	0.02	0.20	0.22	—	—	—	$15.12	1.48%	0.67%(5)	0.51%(5)	90%(6)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through June 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Small Company Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Company Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.

The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $1,993,986, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92992 2008

Annual Report

June 30, 2020

Utilities Fund
Investor Class (BULIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended June 30, 2020. Annual reports help convey important information about fund returns, including factors that affected performance during the reporting period. For additional investment insights, please visit americancentury.com.

Pandemic Pressured Risk Asset Returns

Market sentiment was generally upbeat through early 2020. Dovish central banks, modest inflation, improving economic and corporate earnings data, and U.S.-China trade-policy progress helped boost growth outlooks. Key stock indices rose to new highs, and risk assets remained in favor.

However, beginning in late February, unprecedented turmoil quickly quashed the optimistic tone. The COVID-19 outbreak rapidly spread worldwide, halting most U.S. and global economic activity and triggering a worldwide recession. Stocks and other riskier assets sold off sharply as investors fled to perceived safe-haven investments. Central banks and federal governments stepped in quickly and aggressively to stabilize global markets and provide financial relief. These extraordinary efforts proved helpful. Risk assets broadly rebounded late in the period despite discouraging economic and corporate earnings data. Slowing coronavirus infection and death rates in many regions and the reopening of economies also helped fuel the late-period recovery.

Overall, stocks delivered mixed results for the 12-month period. The broad U.S. stock market (S&P 500 Index) overcame the effects of the early 2020 sell-off to deliver a solid 12-month return. Large-cap stocks generally fared better than their smaller counterparts, and the growth style significantly outperformed value stocks. Perceived safe-haven investments, including Treasuries and gold, delivered strong returns, outperforming most broad stock indices.

A Slow Return to Normal

The return to pre-pandemic life will take time and patience, but we are confident we will get there. We remain hopeful medical researchers will uncover effective COVID-19 treatments and potentially develop a vaccine. In the meantime, investors likely will face periods of outbreak-related disruptions, economic and political uncertainty, and heightened market volatility. While these influences can be unsettling, they tend to be temporary. We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we're confident we will meet today's challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of June 30, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	BULIX	-8.39%	5.39%	8.91%	3/1/93
S&P 500 Utilities Index	—	-2.11%	10.16%	11.30%	—
Russell 3000 Utilities Index	—	-2.84%	8.06%	10.58%	—
S&P 500 Index	—	7.51%	10.72%	13.98%	—
Effective April 1, 2020, the fund's primary benchmark changed from the Russell 3000 Utilities Index to the S&P 500 Utilities Index. The fund's investment advisor believes that the S&P 500 Utilities Index aligns better with the fund's strategy.

Growth of $10,000 Over 10 Years
$10,000 investment made June 30, 2010

Value on June 30, 2020
Investor Class — $23,489

S&P 500 Utilities Index — $29,207

Russell 3000 Utilities Index — $27,349

S&P 500 Index — $37,031

Total Annual Fund Operating Expenses
Investor Class	0.67%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

Utilities returned -8.39% for the 12 months ended June 30, 2020, trailing the -2.11% return of its benchmark, the S&P 500 Utilities Index. By comparison, the S&P 500 Index, a broad market measure, returned 7.51%.

The S&P 500 Utilities Index is made up of utilities stocks and does not include allocations to other sectors. Compared with the index, the portfolio’s underperformance was largely a result of stock selection decisions in the utilities sector. Out-of-index positions in the information technology sector also detracted, while positioning within the communication services sector was additive.

Equity Volatility and Falling Rates Influence Utility Stock Performance

The period was characterized by extreme volatility, as the pandemic and efforts to combat it sent the U.S. economy into recession and stocks into a bear market for the first time since the financial crisis more than a decade ago. In that environment, U.S. utility stock performance was influenced by two conflicting factors: investor preference for more dependable growth stocks and falling interest rates. Utilities are generally thought of as defensive, lower-volatility stocks, but amid the downturn many investors gravitated toward growth-oriented investments and shied away from low-volatility, high-yielding stocks. Utilities stocks came under further pressure as the recession meant a significant reduction in electricity demand, hurting revenues and earnings throughout the sector.

At the same time, the Federal Reserve slashed short-term interest rates to zero and instituted unprecedented bond buying to lower longer-term borrowing costs as well. That’s important for utilities stocks, whose sizable dividends and consistent revenue streams make them attractive to income-oriented investors as an alternative or complement to bonds. When bond yields fall, as they did during the reporting period, utility stocks become comparatively more attractive. That demand was supportive for utilities shares in an otherwise challenging market environment.

Electric Utilities Stocks Detracted the Most

The main source of weakness relative to the benchmark was stock selection among electric utilities companies. Reduced exposure to NextEra Energy was the leading individual detractor from results compared with the benchmark. The company was the largest stock in the index by far on average during the period. We had significant exposure to the stock, but less than the index. The stock produced a solid gain even during the COVID-19 lockdown, two of NextEra’s major business units, Florida Power & Light and Gulf Power, enjoyed earnings increases. PG&E was another leading individual detractor from performance. The stock price experienced volatility throughout the period due to ongoing concerns associated with wildfire liabilities in California. We have since exited the position.

Security choices within the multi-utilities industry also detracted from relative results. Positions in NorthWestern and MDU Resources Group were among the leading industry detractors. Both reported earnings below expectations amid less demand for electricity. Within the independent power producers and energy traders industry, a position in The AES Corp. was a leading headwind to relative performance. The stock rose the first half of the period but fell in the spring of 2020, when the company missed first-quarter earnings estimates and reported decreased revenues. Stock selection within the gas utilities industry also weighed on results. Elsewhere in the markets, an out-of-benchmark position in the information technology sector detracted from relative returns. Software and communications firm J2 Global performed well early in the period, reaching an all-time high before declining sharply amid the sell-off.

4

Communication Services was a Key Contributor

Positioning within the communication services sector contributed to relative returns. Within the diversified telecommunication services industry, a position in Verizon Communications was a leading individual contributor to results. During the COVID-19 lockdown, consumer and business demand for Verizon’s services increased, driving revenues for the company. A position in Cogent Communications Holdings also benefited results. Within wireless telecommunication services, a position in T-Mobile US was also helpful. We have sold these three stocks. Elsewhere, allocation decisions within industrials and real estate also provided a modest tailwind.

Portfolio Positioning

We employ a structured, disciplined investment approach. We incorporate both growth and valuation measures into our stock selection process and attempt to balance the portfolio’s risk and expected return. We continue to overweight information technology, and we are also overweight real estate stocks relative to the benchmark. During the year, we reduced our communication services sector exposure significantly. At the end of the period, we held no exposure, which is even with the benchmark weighting. The portfolio is modestly underweight utilities versus the benchmark.

We continue to believe that utilities stocks can play an important role in an investor’s portfolio despite the recent volatility. These companies continue to pay attractive dividends, which we believe can contribute to attractive risk-adjusted total returns over time. As of June 30, 2020, the portfolio continued to offer attractive dividends relative to bonds and the broader S&P 500 Index.

5

Fund Characteristics

JUNE 30, 2020
Top Ten Holdings	% of net assets
NextEra Energy, Inc.	12.6%
Dominion Energy, Inc.	6.8%
Duke Energy Corp.	5.4%
Xcel Energy, Inc.	4.9%
Southern Co. (The)	4.7%
American Water Works Co., Inc.	4.5%
PPL Corp.	4.4%
Entergy Corp.	4.2%
Public Service Enterprise Group, Inc.	3.9%
Consolidated Edison, Inc.	3.8%

Sub-Industry Allocation	% of net assets
Electric Utilities	59.0%
Multi-Utilities	26.0%
Water Utilities	5.8%
Independent Power Producers and Energy Traders	3.0%
Gas Utilities	0.9%
Electronic Equipment and Instruments	0.5%
Communications Equipment	0.5%
Semiconductor Equipment	0.5%
Specialty	0.3%
Semiconductors	0.3%
Exchange-Traded Funds	1.6%
Cash and Equivalents*	1.6%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	96.8%
Exchange-Traded Funds	1.6%
Total Equity Exposure	98.4%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period(1) 1/1/20 - 6/30/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$846.20	$3.08	0.67%
Hypothetical
Investor Class	$1,000	$1,021.53	$3.37	0.67%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

8

Schedule of Investments

JUNE 30, 2020

	Shares	Value
COMMON STOCKS — 96.8%
Communications Equipment — 0.5%
Cisco Systems, Inc.	36,310	$1,693,498
Electric Utilities — 59.0%
Alliant Energy Corp.	225,101	10,768,832
American Electric Power Co., Inc.	130,748	10,412,771
Duke Energy Corp.	218,804	17,480,252
Edison International	122,120	6,632,337
Entergy Corp.	144,196	13,527,027
Evergy, Inc.	19,216	1,139,317
Eversource Energy	96,900	8,068,863
Exelon Corp.	286,714	10,404,851
FirstEnergy Corp.	188,505	7,310,224
IDACORP, Inc.	3,724	325,366
NextEra Energy, Inc.	169,207	40,638,445
NRG Energy, Inc.	244,647	7,965,706
OGE Energy Corp.	73,234	2,223,384
Pinnacle West Capital Corp.	91,361	6,695,848
Portland General Electric Co.	38,866	1,624,987
PPL Corp.	542,287	14,012,696
Southern Co. (The)	288,963	14,982,732
Xcel Energy, Inc.	253,664	15,854,000
		190,067,638
Electronic Equipment and Instruments — 0.5%
Itron, Inc.(1)	25,847	1,712,364
Gas Utilities — 0.9%
Atmos Energy Corp.	20,358	2,027,250
National Fuel Gas Co.	17,765	744,886
		2,772,136
Independent Power Producers and Energy Traders — 3.0%
AES Corp. (The)	482,032	6,984,643
Clearway Energy, Inc., Class C	108,996	2,513,448
		9,498,091
Multi-Utilities — 26.0%
Ameren Corp.	68,862	4,845,130
Avista Corp.	28,180	1,025,470
CMS Energy Corp.	31,010	1,811,604
Consolidated Edison, Inc.	171,116	12,308,374
Dominion Energy, Inc.	268,963	21,834,416
DTE Energy Co.	81,595	8,771,463
MDU Resources Group, Inc.	162,986	3,615,030
NiSource, Inc.	88,513	2,012,786
NorthWestern Corp.	42,764	2,331,493
Public Service Enterprise Group, Inc.	253,968	12,485,067
Sempra Energy	67,097	7,865,781
WEC Energy Group, Inc.	53,355	4,676,566
		83,583,180
9

	Shares	Value
Semiconductor Equipment — 0.5%
Enphase Energy, Inc.(1)	17,576	$836,090
SolarEdge Technologies, Inc.(1)	5,916	821,023
		1,657,113
Semiconductors — 0.3%
QUALCOMM, Inc.	9,585	874,248
Specialty — 0.3%
American Tower Corp.	3,813	985,813
Water Utilities — 5.8%
American Water Works Co., Inc.	112,908	14,526,743
Essential Utilities, Inc.	97,991	4,139,140
		18,665,883
TOTAL COMMON STOCKS (Cost $285,488,220)		311,509,964
EXCHANGE-TRADED FUNDS — 1.6%
Utilities Select Sector SPDR Fund (Cost $5,105,437)	90,046	5,081,296
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 2.125% - 3.125%, 12/31/22 - 2/15/43, valued at $2,178,068), in a joint trading account at 0.02%, dated 6/30/20, due 7/1/20 (Delivery value $2,136,237)		2,136,235
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.375%, 11/15/48, valued at $2,835,616), at 0.05%, dated 6/30/20, due 7/1/20 (Delivery value $2,780,004)		2,780,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	60,358	60,358
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,976,593)		4,976,593
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $295,570,250)		321,567,853
OTHER ASSETS AND LIABILITIES — 0.1%		349,003
TOTAL NET ASSETS — 100.0%		$321,916,856

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

JUNE 30, 2020
Assets
Investment securities, at value (cost of $295,570,250)	$321,567,853
Receivable for capital shares sold	287,279
Dividends and interest receivable	552,759
322,407,891

Liabilities
Payable for capital shares redeemed	309,819
Accrued management fees	181,216
491,035

Net Assets	$321,916,856

Investor Class Capital Shares, $0.01 Par Value
Shares authorized	260,000,000
Shares outstanding	20,231,477

Net Asset Value Per Share	$15.91

Net Assets Consist of:
Capital (par value and paid-in surplus)	$285,386,825
Distributable earnings	36,530,031
$321,916,856

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED JUNE 30, 2020
Investment Income (Loss)
Income:
Dividends	$14,029,071
Interest	33,201
Securities lending, net	244
14,062,516

Expenses:
Management fees	2,567,812
Directors' fees and expenses	29,978
Other expenses	299
2,598,089

Net investment income (loss)	11,464,427

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	16,330,266

Change in net unrealized appreciation (depreciation) on:
Investments	(57,768,177)
Translation of assets and liabilities in foreign currencies	(61)
(57,768,238)

Net realized and unrealized gain (loss)	(41,437,972)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,973,545)

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED JUNE 30, 2020 AND JUNE 30, 2019
Increase (Decrease) in Net Assets	June 30, 2020	June 30, 2019
Operations
Net investment income (loss)	$11,464,427	$13,031,196
Net realized gain (loss)	16,330,266	5,319,519
Change in net unrealized appreciation (depreciation)	(57,768,238)	28,451,216
Net increase (decrease) in net assets resulting from operations	(29,973,545)	46,801,931

Distributions to Shareholders
From earnings	(11,389,979)	(22,923,015)

Capital Share Transactions
Proceeds from shares sold	33,412,352	54,018,722
Proceeds from reinvestment of distributions	10,727,644	21,790,113
Payments for shares redeemed	(87,807,808)	(98,583,216)
Net increase (decrease) in net assets from capital share transactions	(43,667,812)	(22,774,381)

Net increase (decrease) in net assets	(85,031,336)	1,104,535

Net Assets
Beginning of period	406,948,192	405,843,657
End of period	$321,916,856	$406,948,192

Transactions in Shares of the Fund
Sold	1,868,720	3,095,555
Issued in reinvestment of distributions	589,723	1,249,905
Redeemed	(4,988,647)	(5,669,320)
Net increase (decrease) in shares of the fund	(2,530,204)	(1,323,860)

See Notes to Financial Statements.

13

Notes to Financial Statements

JUNE 30, 2020

1. Organization

American Century Quantitative Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Utilities Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objectives are to seek current income and long-term growth of capital and income. The fund invests at least 80% of its assets in equity securities of companies engaged in the utilities industry. The fund offers the Investor Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of
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the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.3380% to 0.5200% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended June 30, 2020 was 0.66%.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $10,975 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended June 30, 2020 were $390,069,446 and $434,852,480, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

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•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$311,509,964	—	—
Exchange-Traded Funds	5,081,296	—	—
Temporary Cash Investments	60,358	$4,916,235	—
	$316,651,618	$4,916,235	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

7. Federal Tax Information

The tax character of distributions paid during the years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$11,389,979	$14,317,731
Long-term capital gains	—	$8,605,284
The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$299,774,356
Gross tax appreciation of investments	$28,305,901
Gross tax depreciation of investments	(6,512,404)
Net tax appreciation (depreciation) of investments	21,793,497
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,072)
Net tax appreciation (depreciation) of investments	$21,792,425
Undistributed ordinary income	$263,858
Accumulated long-term gains	$14,473,748

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended June 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$17.88	0.53	(1.97)	(1.44)	(0.53)	—	(0.53)	$15.91	(8.39)%	0.67%	2.95%	102%	$321,917
2019	$16.85	0.56	1.46	2.02	(0.56)	(0.43)	(0.99)	$17.88	12.26%	0.67%	3.20%	64%	$406,948
2018	$18.14	0.58	(0.58)	—(3)	(0.56)	(0.73)	(1.29)	$16.85	(0.06)%	0.67%	3.31%	48%	$405,844
2017	$19.35	0.59	(0.48)	0.11	(0.58)	(0.74)	(1.32)	$18.14	0.61%	0.67%	3.17%	39%	$540,880
2016	$16.28	0.57	3.44	4.01	(0.54)	(0.40)	(0.94)	$19.35	25.76%	0.68%	3.35%	36%	$640,342

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Century Quantitative Equity Funds, Inc. and Shareholders of Utilities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Utilities Fund (one of the funds constituting American Century Quantitative Equity Funds, Inc., referred to hereafter as the "Fund") as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statement of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
August 17, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation: Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	59	None
Frederick L. A. Grauer (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	40	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	122	None
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006	Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Approval of Management Agreement

At a meeting held on June 17, 2020, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s Directors, including a majority of the independent Directors, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Directors have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Directors noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided to the Fund;
•the wide range of other programs and services the Advisor and its affiliates provide to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and its affiliates and certain other Fund service providers;
•financial data showing the cost of services provided by the Advisor and its affiliates to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•the Advisor’s strategic plans;
•the Advisor’s response to the COVID-19 pandemic;
•any economies of scale associated with the Advisor’s management of the Fund;
•services provided and charges to the Advisor’s other investment management clients;
•fees and expenses associated with any investment by the Fund in other funds;
•payments and practices in connection with financial intermediaries holding shares of the Fund on behalf of their clients and the services provided by intermediaries in connection therewith; and
•any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two meetings and the independent Directors met in private session to discuss the renewal and to review and discuss the information provided in response to their request. The Board held active discussions with the Advisor regarding the
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renewal of the management agreement. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and the independent Directors’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board.The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor.
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The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor, either directly or through affiliates or third parties, provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

COVID-19 Response. During 2020, much of the world experienced unprecedented change and challenges from the impacts of the rapidly evolving, worldwide spread of the COVID-19 virus. The Board evaluated the Advisor’s response to the COVID-19 pandemic and its impact on service to the Fund. The Board found that Fund shareholders have continued to receive the Advisor’s investment management and other services without disruption, and Advisor personnel have demonstrated great resiliency in providing those services. The Board, directly and through its committees, continues to monitor the impact of the pandemic and the response of each of the Fund’s service providers.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under this unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be
26

increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was the lowest of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided with respect to the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund’s Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

27

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Directors (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

28

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

29

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended June 30, 2020.

For corporate taxpayers, the fund hereby designates $11,389,979, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended June 30, 2020 as qualified for the corporate dividends received deduction.

30

Notes

31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Quantitative Equity Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92986 2008

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019: $409,775
FY 2020: $249,331

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $ FY 2020: $
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $ FY 2020: $
(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019: $0
FY 2020: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $0
FY 2020: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019: $ FY 2020: $
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019: $ FY 2020: $
(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019: $181,197
FY 2020: $147,500

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to  Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Quantitative Equity Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	August 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	August 21, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	August 21, 2020